UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(E)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12

PepsiCo, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
No fee required.
Fee paid previously with preliminary materials.
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

poppi
Orange

Lay's
CLASSIC
REAL POTATOES

pepsico

Food. Drinks. Smiles.

pepsico

AVOCADO OIL · VEGAN
SIETE
KETTLE COOKED

GATORADE

Announced our 54th consecutive annualized dividend per share increase, effective with the expected June 2026 dividend payment

DEAR FELLOW PEPSICO SHAREHOLDERS:

Ramon L. Laguarta

Chairman of the Board of Directors and
Chief Executive Officer

I am pleased to invite you to our 2026 Annual Meeting of Shareholders on Wednesday, May 6, 2026 at 9:00 a.m. Eastern Daylight Time. This year’s event can be accessed at www.virtualshareholdermeeting.com/PEP2026.

In 2025, we continued to position our business for growth, with a focus on a clear set of priorities: reigniting our North America business including by combining operations where it makes the most sense; increasing the size, presence and scale of our International business, with a focus on capturing growth in large and developing markets; and working to grow our away-from-home business by expanding our availability and extending into new occasions.

Laying the Groundwork

Since 2018, we’ve made significant investments in the business to adapt to the changing landscape. This includes:

■	Investing to strengthen our brands;
■	Transforming our portfolio through innovation and acquisitions;
■	Foundational investments in technology and artificial intelligence to position ourselves to be fit for the future, building a set of high impact commercial, operational, and digital capabilities;
■	Expanding and updating our manufacturing footprint to enable geographic growth and capture future demand;
■	Right-sizing and modernizing our warehousing and distribution capacity; and
■	Transforming our operating model to become more agile, efficient and responsive to the consumer.

Big Changes to Big Things

Now we’re taking our ambition to a new level.

■	We’re reshaping our portfolio to fit today’s world, from leaning into emerging trends, to elevating functionality, optimizing affordability, scaling our away-from-home business, and relaunching some of our biggest brands like Lay’s and Tostitos with no artificial flavors, no colors from artificial sources, options with new oils, and a refreshed look.
■	We’re becoming a more deeply integrated, more productive organization. From sharing global services, to streamlining processes, to launching our first new corporate brand identity in nearly 25 years, we’re making One PepsiCo real.
■	We’re building smarter systems with technologies like AI to better serve our customers and consumers, so we can have the right products, at the right place, at the right price.
■	We’re becoming more resilient through PepsiCo Positive (pep+). In 2025, we stepped up our efforts around key pillars like regenerative agriculture and water use efficiency, with the aim to continue creating value for shareholders, customers, and consumers, while doing what’s right for communities and the planet.

Active Board Oversight of Strategy

As stewards of our Company, our Board plays a critical role in guiding our overall long-term strategy. Drawing on deep experience in strategy development and risk oversight, our directors provide valuable insight into the most important issues facing the Company. In a year marked by continued uncertainty and challenges, the Board has been an invaluable resource—offering expertise, thoughtful guidance, and steadfast support. I am deeply grateful to each member for their engagement, availability, and counsel.

Ongoing Thoughtful Board Refreshment

As our Company’s long-term strategy evolves, so do the backgrounds, viewpoints, skills and experiences that the Board seeks in its director nominees. We are proud of the ongoing evolution of our Board and its track record on refreshment. We believe our director nominees bring a well-rounded range of viewpoints and experiences that are reflective of our global businesses.

This year we have a new director nominee, David W. Gibbs. David brings extensive strategic, operational and global management knowledge, as well as financial expertise, gained from over three decades of experience at Yum! Brands, including as Chief Executive Officer, Chief Operating Officer and Chief Financial Officer of the company. I have no doubt that David will be a tremendous asset to our Board.

Two of our directors, Segun Agbaje and Dr. David C. Page, are not standing for re-election to the Board and their respective terms on the Board will end as of the 2026 Annual Meeting. We thank Segun and David for their many years of service and are grateful for their valuable contributions to our Company.

PEPSICO 2026 Proxy Statement     |     1

Your Feedback is Important to Us

The feedback we receive from our shareholders and other stakeholders is critical to PepsiCo’s success. We have a longstanding practice of engaging regularly with our shareholders and other stakeholders. These important external viewpoints help inform our decisions and our strategy. Through ongoing dialogue, we hope to continue broadening our perspective and strengthening our corporate governance framework. We believe this helps ensure we have the right strategy in place to meet the evolving needs of our rapidly changing business environment and remain responsive to the priorities and long-term interests of our shareholders and other stakeholders.

Your Vote is Important

Whether or not you plan to attend the Annual Meeting virtually, we encourage you to vote promptly. You may vote by telephone or online, or, if you requested to receive printed proxy materials, by completing, signing, dating, and returning the enclosed proxy card or voting instruction form.

On behalf of our Board of Directors and all PepsiCo associates, thank you for your support and the faith and confidence you place in us with your investment.

Sincerely,

Ramon L. Laguarta

Chairman of the Board of Directors and
Chief Executive Officer
March 27, 2026

Lay's
CLASSIC
propel
Lay's
BAKED
NOT FRIED
50% Less Fat
Olive Oil
SIETE
GRAIN FREE
TORTILLA CHIPS
Sea Salt
Sun CHIPS
100% WHOLE GRAIN
ORIGINAL
Cheetos
SIMPLY
NKD
PUFFS
Tostitos
SCOOPS!
OLIVE OIL
PEPSI
ZERO SUGAR
ZÉRO SUCRE
LIME
MM
PRO42g
poppi
Doritos
SIMPLY
NKD
COOL RANCH
Sabra
Classic
PEPSI
PREBIOTIC COLA
LOWER SUGAR
75% LESS SUGAR
Doritos
PROTEIN
10g PROTEIN
QUAKER
PROTEIN
RICE CRISPS
CHOCOLATE CARAMEL

2     |     PEPSICO 2026 Proxy Statement

700 Anderson Hill Road Purchase, New York 10577

NOTICE OF 2026 ANNUAL MEETING OF
SHAREHOLDERS

Date and Time

Wednesday, May 6, 2026

9:00 a.m. Eastern Daylight Time

Place

www.virtualshareholdermeeting.com/PEP2026

A list of shareholders entitled to vote at the Annual Meeting will be available for inspection during the Annual Meeting at the link provided above.

Items to be Voted On

1	Election of 13 Director Nominees Named in This Proxy Statement
	FOR each director nominee	Page 11

2	Ratification of Appointment of KPMG LLP as our Independent Registered Public Accounting Firm for Fiscal Year 2026
	FOR	Page 45

3	Advisory Approval of the Company’s Executive Compensation
	FOR	Page 48

4-6	Shareholder Proposals (each if properly presented)
	AGAINST	Page 88

Record Date

Holders of record of our Common Stock as of the close of business on February 26, 2026 will be entitled to notice of, and to vote at, the Annual Meeting.

By Order of the Board of Directors,

David Flavell

Corporate Secretary
March 27, 2026

Proxy Voting

Your vote is very important. Whether or not you plan to attend the Annual Meeting, please promptly vote by telephone or over the Internet, or by completing, signing, dating and returning your proxy card or voting instruction form so that your shares will be represented at the Annual Meeting.

Voting Methods

You will need the 16-digit number included in your proxy card, voting instruction form or notice.

Via the Internet in Advance Visit www.proxyvote.com.

By Telephone Call the phone number located on your proxy card or voting instruction form.

By Mail Complete, sign, date and return your proxy card or voting instruction form in the envelope provided.

At the Meeting Attend the Annual Meeting virtually. See page 98 for additional details on how to vote during the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on May 6, 2026.

Our Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 27, 2025 (“2025 Annual Report”) are available at www.pepsico.com/proxy26.

We are making the Proxy Statement and the form of proxy first available on March 27, 2026.

PEPSICO 2026 Proxy Statement     |     3

2	Ratification of Appointment of Independent Registered Public Accounting Firm	45
	Audit Committee Report	45
	Audit and Other Fees	47

3	Advisory Approval of the Company’s Executive Compensation	48
4-6	Shareholder Proposals (each if properly presented)	88

This Proxy Statement of PepsiCo, Inc. (“PepsiCo,” the “Company,” “we,” “us” or “our”) contains statements reflecting our views about our future performance that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (“Reform Act”). Statements that constitute forward-looking statements within the meaning of the Reform Act are generally identified through the inclusion of words such as “aim,” “anticipate,” “believe,” “drive,” “estimate,” “expect,” “expressed confidence,” “forecast,” “future,” “goal,” “guidance,” “intend,” “may,” “objective,” “outlook,” “plan,” “position,” “potential,” “project,” “seek,” “should,” “strategy,” “target,” “will” or similar statements or variations of such words and other similar expressions. Forward-looking statements are based on currently available information, operating plans and projections about future events and trends. They inherently involve risks and uncertainties that could cause actual results to differ materially from those predicted in any such forward-looking statement. Such risks and uncertainties include, but are not limited to: future demand for PepsiCo’s products; damage to PepsiCo’s reputation or brand image; product recalls or other issues or concerns with respect to product quality and safety; PepsiCo’s ability to compete effectively; PepsiCo’s ability to attract, develop and maintain a highly skilled workforce or effectively manage changes in our workforce; water scarcity; changes in the retail landscape or in sales to any key customer; disruption of PepsiCo’s manufacturing operations or supply chain, including increased commodity, packaging, transportation, labor and other input costs; political, social or geopolitical conditions in the markets where PepsiCo’s products are made, manufactured, distributed or sold; PepsiCo’s ability to grow its business in developing and emerging markets; changes in economic conditions in the countries in which PepsiCo operates; changes in tariffs and global trade relations; future cyber incidents and other disruptions to our information systems; failure to successfully complete or manage strategic transactions; PepsiCo’s reliance on third-party service providers and enterprise-wide systems; climate change or measures to address climate change and other sustainability matters; strikes or work stoppages; failure to realize benefits from PepsiCo’s productivity initiatives or organizational restructurings; deterioration in estimates and underlying assumptions regarding future performance of our business or investments that can result in impairment charges; fluctuations or other changes in exchange rates; any downgrade or potential downgrade of PepsiCo’s credit ratings; imposition or proposed imposition of new or increased taxes aimed at PepsiCo’s products; imposition of limitations on the marketing or sale of PepsiCo’s products; changes in laws and regulations related to the use or disposal of plastics or other packaging materials; failure to comply with personal data protection and privacy laws; increase in income tax rates, changes in income tax laws or disagreements with tax authorities; failure to adequately protect PepsiCo’s intellectual property rights or infringement on intellectual property rights of others; failure to comply with applicable laws and regulations; and potential liabilities and costs from litigation, claims, legal or regulatory proceedings, inquiries or investigations. For additional information on these and other factors that could cause PepsiCo’s actual results to materially differ from those set forth herein, please see PepsiCo’s filings with the Securities and Exchange Commission, including its most recent annual report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. Investors are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made. PepsiCo undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

4     |     PEPSICO 2026 Proxy Statement

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PROXY STATEMENT SUMMARY

This summary highlights certain information contained in this Proxy Statement. You should read the entire Proxy Statement and 2025 Annual Report carefully before you vote.

PepsiCo: Hungry & Thirsty for Growth

We’re building upon the history and progress we’ve made since PepsiCo was founded in 1965 to create an even stronger foundation for the decades ahead. We continue to sharpen our focus on our accelerated growth agenda, anchored in three global priorities: moving faster, getting stronger, and operating better.

FASTER	STRONGER	BETTER
Evolve our portfolio with innovation to bring new consumers into the category and capture new occasions in away-from-home	Leverage One PepsiCo to drive efficiency and accelerate tech-enabled transformation to simplify the business and unlock scale	Continue to build resilience in our business and broader ecosystem with PepsiCo Positive (pep+), working to support long-term performance

For more information regarding our pep+ initiatives, please refer to “Our Sustainable Business Practices” beginning on page 38 and visit www.pepsico.com/pepsico-positive.[1]

Matters to Be Voted on at Our 2026 Annual Meeting of Shareholders

Shareholders will be asked to vote on the following matters at the Annual Meeting of Shareholders:

Proxy Item 1	Election of 13 Director Nominees Named in This Proxy Statement
	The Board recommends a vote FOR each director nominee.	Page 11

Proxy Item 2	Ratification of Appointment of KPMG LLP as our Independent Registered Public Accounting Firm for Fiscal Year 2026
	The Board recommends a vote FOR this proposal.	Page 45

Proxy Item 3	Advisory Approval of the Company’s Executive Compensation
	The Board recommends a vote FOR this proposal.	Page 48

Proxy Items 4-6	Shareholder Proposals (each if properly presented)
	The Board recommends a vote AGAINST each of these proposals.	Page 88

[1]	The information on any website mentioned in this Proxy Statement is not, and shall not be deemed to be, a part of this Proxy Statement or incorporated herein or into any of our other filings with the Securities and Exchange Commission (the “SEC”).

PEPSICO 2026 Proxy Statement     |     5

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Proxy Statement Summary

Director Nominees

Our Nominating and Corporate Governance Committee and our Board have determined that the director nominees possess a broad range of backgrounds, viewpoints, skills and experiences to effectively oversee PepsiCo’s long-term business strategy. The following table provides summary information about each director nominee. For more detailed information about our directors, please see “Election of Directors (Proxy Item No. 1)” beginning on page 11 of this Proxy Statement.

		Director			Committee Membership
Name	Primary Occupation	Since	Age*	Independent	AC	CC	NCG	SPP
Jennifer Bailey	Vice President, Internet Services, Apple Pay, Apple, Inc.	2023	63
Cesar Conde (Presiding Director-Elect)	Chairman, NBCUniversal News Group	2016	52
Ian Cook (Presiding Director)	Former Chairman, President and Chief Executive Officer, Colgate-Palmolive Company	2008	73
Edith W. Cooper	Former Executive Vice President and Global Head, Human Capital Management, The Goldman Sachs Group, Inc.	2021	64
Susan M. Diamond	Chief Executive Officer, Wellvana Health, LLC	2023	52		E
Dina Dublon	Former Executive Vice President and Chief Financial Officer, JPMorgan Chase & Co.	2005	72
Michelle Gass	President and Chief Executive Officer, Levi Strauss & Co.	2019	58
David W. Gibbs	Former Chief Executive Officer, Yum! Brands, Inc.	NN	62		PM E
Ramon L. Laguarta	Chairman of the Board and Chief Executive Officer, PepsiCo	2018	62
Sir Dave J. Lewis	Chief Executive Officer, Diageo plc	2020	61
Robert C. Pohlad	President and Chief Executive Officer of various family-owned entities; Former Chairman and Chief Executive Officer, PepsiAmericas, Inc.	2015	71
Daniel Vasella, MD	Former Chairman and Chief Executive Officer, Novartis AG	2002	72
Alberto Weisser	Former Chairman and Chief Executive Officer, Bunge Limited	2011	70		E

* Ages are as of March 27, 2026.		= Committee Chair	AC	= Audit Committee
		= Committee Member	CC	= Compensation Committee
	NN	= Audit Committee Financial Expert	NCG	= Nominating and Corporate Governance Committee
	NN	= New Nominee	SPP	= Sustainability and Public Policy Committee
	PM	= Prospective Member

6     |     PEPSICO 2026 Proxy Statement

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Proxy Statement Summary

Director Nominee Highlights

Director succession planning is a robust, ongoing process at PepsiCo. Our Board regularly evaluates desired backgrounds in light of the Company’s strategy and evolving needs. We believe our 13 director nominees bring a well-rounded range of backgrounds, viewpoints, skills and experiences, and represent an effective mix of deep Company knowledge and fresh perspectives.

Range of Tenures*	Mix of Ages*	Independent Oversight

Average Tenure: 9.5 Years	Average Age: 64.0 62% are 65 or younger	12 of 13 director nominees are independent All 4 Board Committees are independent

*  Tenure and age are as of March 27, 2026.

Backgrounds and Experiences

For further information on these backgrounds and experiences, see page 21.

Global Perspective

Among our 13 director nominees, 38% are female, and 31% are racially/ethnically diverse (including 3 Hispanic/Latinx director nominees and 1 African American/Black director nominee).

PEPSICO 2026 Proxy Statement     |     7

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Proxy Statement Summary

Executive Compensation At-a-Glance

2025 PepsiCo Performance Highlights

PepsiCo continued to navigate multiple challenges that disrupted its business activities, including the heightened inflationary pressure that lowered consumer confidence, tariffs, and ongoing geopolitical tensions. Despite these obstacles, our focus on generating shareholder value and pursuing growth did not waver. Highlights of our 2025 performance include:

Organic Revenue Performance[2]	Core Constant Currency Earnings Per Share (“EPS”) Change[2]	Free Cash Flow Excluding Certain Items[2]	Total Shareholder Return (“TSR”)	Cash Returned to Shareholders

1.7%	–%	$10.0 Billion	-1.9%	$8.6 Billion

Noteworthy accomplishments in 2025 that fostered sustainable shareholder value include:

■	Successfully implemented our new operating model, elevating and building growth-focused International Operating Units with enabling capabilities
■	Reshaped our portfolio through strategic mergers and acquisitions, including the successful completion of the Garza Food Ventures LLC (“Siete Foods”) and VNGR Beverage, LLC (“poppi”) acquisitions
■	Reduced or removed artificial colors in key brands across the PepsiCo Foods U.S. portfolios
■	Accelerated our portfolio transformation by fueling our core portfolio with a strong pipeline of innovation, such as Pepsi Prebiotic and NKD Doritos and Cheetos

We continued to deliver on our Faster, Stronger and Better aspirations to support Winning with PepsiCo Positive, Always, Everywhere.

FASTER	STRONGER	BETTER

Execution: Named number one supplier by our retail partners in Kantar’s 2025 PoweRanking for the 10th consecutive year, recognizing PepsiCo’s ability to anticipate retailer needs and deliver creative solutions

Product Innovation: Accelerated our innovation pipeline and launched new offerings in emerging and functional spaces

Digital Transformation: Collaborated with Salesforce and Amazon Web Services (“AWS”) to advance our digital transformation and enhance customer and consumer experience

One PepsiCo: Drove incremental savings to reinvest in growth and identified additional opportunities to expand Global Capability Centers (“GCC”) penetration across regions and functions pep+: Leveraged achievements made since the implementation of pep+ in 2021 and refined sustainability goals to position business for the long-term

Branding: Launched our new corporate identity, focusing on who we are today and uniting our people, brands, and purpose under a refreshed identity

The Principles of Our Executive Compensation Program

Our executive compensation program is designed to drive performance excellence, hold management accountable for key financial and strategic objectives, and align the interests of PepsiCo’s executive officers with those of our shareholders. The Compensation Committee oversees and evaluates the program against our evolving business strategy, competitive practices, regulatory developments, and corporate governance trends.

The Compensation Committee has incorporated market-leading governance features into our programs that include stringent clawback policies, rigorous stock ownership requirements, and challenging targets for incentive awards set at the beginning of the performance period taking into consideration our business strategy, operating goals, and external financial guidance.

Our executive compensation program avoids shareholder-unfriendly features. For our executive officers, we do not have employment agreements or supplemental retirement plans, and we prohibit hedging or pledging of Company stock.

[2]	To evaluate performance in a manner consistent with how management evaluates our performance results and trends, the Compensation Committee applies certain Business Performance metrics that are not in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) as compensation performance measures to both long-term and annual incentive awards. Please refer to Appendix A to this Proxy Statement for a description and reconciliation of these non-GAAP financial measures relative to reported GAAP financial measures, and to pages 45-49 and 51 of PepsiCo’s 2025 Annual Report on Form 10-K for the fiscal year ended December 27, 2025 for a more detailed description of the items excluded from these measures.

8     |     PEPSICO 2026 Proxy Statement

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Proxy Statement Summary

2025 Target Pay Mix for Named Executive Officers

To align pay levels for Named Executive Officers (“NEOs”) with the Company’s performance, our pay mix places the greatest emphasis on performance-based incentives.

Chairman and CEO Target Pay Mix	NEO Average Target Pay Mix (Excluding Chairman and CEO)

Compensation Highlights

Annual Incentive

1-year performance period

2025

2025 Annual Incentive

Generally, payouts were below target, reflecting our pay-for-performance compensation philosophy

Average for all NEOs = **Payout (% of Target): 77%**

Long-Term Incentive

3-year performance period

2023 | 2024 | 2025

Performance Stock Units ("PSUs")

3-Yr Average of Annual Core Constant Currency EPS Change[3]

	Threshold	Target	Max
Goal	5.2%	7.2%	10.5%
Payout	40% Payout	100% Payout	200% Payout

Actual Result: 7.7%

50% Weighting

+

3-Yr Average of Annual Organic Revenue Performance[3]

	Threshold	Target	Max
Goal	3.8%	5.0%	6.5%
Payout	20% Payout	100% Payout	200% Payout

Actual Result: 4.4%

50% Weighting

= **Payout (% of target): 88.4%**

Long-Term Cash ("LTC")

3-Yr Relative TSR Percentile vs. Proxy Peer Group

	Threshold	Target	Max
Goal	25th %ile	50th %ile	100th %ile
Payout	50% Payout	100% Payout	200% Payout

Actual Result: 25th %ile

100% Weighting

= **Payout (% of target): 50%**

[3]	For further information on PepsiCo’s three-year average Core Constant Currency EPS Change and Organic Revenue Performance compensation performance measures, which are non-GAAP financial measures, please refer to Appendix A to this Proxy Statement.

PEPSICO 2026 Proxy Statement     |     9

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Proxy Statement Summary

Corporate Governance Highlights

Our Corporate Governance Policies Reflect Best Practices

Many of our corporate governance practices are a result of valuable feedback and collaboration with our shareholders and other stakeholders who have provided important external viewpoints that inform our decisions and strategy.

For example, over the last several years:

■	The Board amended our Corporate Governance Guidelines:
	–	in 2024 to add a requirement that the Nominating and Corporate Governance Committee conduct an annual review of director commitments in connection with the Committee’s recommendation of directors for election to the Board at the Annual Meeting of Shareholders;
	–	in 2024 to specifically state that the Board will consider a director’s past shareholder vote in director elections when determining whether to accept a resignation offer of a director who does not receive majority vote support;
	–	in 2021 to mention food safety and cybersecurity as areas of Board oversight to reflect existing practices; and
	–	in 2019 to decrease the total number of public company boards that a non-executive director can serve on from 5 to 4 and establish a limit of 2 total public company boards for directors who are public company executive officers.
■	The Compensation Committee adopted a cash severance policy under which the Company will seek shareholder ratification of new severance agreements with an executive officer that provides for certain cash severance benefits exceeding 2.99 times the sum of the executive officer’s base salary and target annual incentive award (or average of prior three years of actual annual incentive awards, if greater).
■	The Board established a Sustainability and Public Policy Committee in 2017. The Committee is comprised entirely of independent directors and assists the Board in providing more focused oversight of key sustainability, inclusion and public policy matters.

Independent Oversight
■

12 of 13 director nominees are independent (all except for the CEO)

■

Independent Presiding Director with clearly defined and robust responsibilities

■

Regular executive sessions of independent directors at Board meetings (chaired by independent Presiding Director) and Committee meetings (chaired by independent Committee Chairs)

■

100% independent Board Committees

■

Active Board oversight of the Company’s strategy and risk management, including food safety, cybersecurity, sustainability and human capital management

Board Refreshment
■

Comprehensive, ongoing Board succession planning process, including election of a new Presiding Director effective May 2026

■

Regular Board refreshment and mix of tenure of directors (1 director nominee is a new candidate for election to the Board and 3 nominees joined since the beginning of 2021)

■

Annual Board and Committee assessments, including periodic individual director assessments facilitated by a third party

■

Mandatory retirement age of 75

■

Comprehensive director orientation and ongoing director education

Shareholder Rights
■

Annual election of all directors

■

Proxy access right for shareholders

■

Majority-vote and director resignation policy for directors in uncontested elections

■

20% of shares of the Company’s Common Stock are able to call special meeting

■

One class of outstanding shares with each share entitled to one vote

Good Governance Practices
■

Prohibition on hedging or pledging Company stock

■

Stringent clawback policy applicable to directors and executives

■

Rigorous director and executive stock ownership requirements

■

Active and ongoing shareholder engagement program

■

Global Code of Conduct applicable to directors and all employees with annual compliance certification

■

Robust political activities disclosures on our website

10   |     PEPSICO 2026 Proxy Statement

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Proxy Item	Election of Directors
1	The Board recommends a vote FOR the election of each of the 13 director nominees identified in this section.

Upon the recommendation of the Nominating and Corporate Governance Committee, our Board of Directors has nominated the 13 persons identified on the following pages for election at the 2026 Annual Meeting. If elected, the nominees will hold office as directors from election until the next Annual Meeting of Shareholders and until their successors are elected and qualified or until their death, resignation or removal. All of the nominees are currently PepsiCo directors who were elected by shareholders at the 2025 Annual Meeting, except for David W. Gibbs, who is nominated for election to the Board for the first time and was recommended to the Nominating and Corporate Governance Committee for consideration as a nominee by our management. Our Board thanks Segun Agbaje and Dr. David C. Page, who are not standing for re-election at the 2026 Annual Meeting, for their exemplary service as directors since 2020 and 2014, respectively. The size of our Board will be reduced to 13 directors effective as of the 2026 Annual Meeting.

Our Board has a comprehensive, ongoing director succession planning process designed to provide for a highly independent, well-qualified Board, with the experience and background to be effective and to provide strong oversight. Our Board regularly evaluates the needs of the Company and adds new backgrounds, viewpoints, skills and experiences to the Board as necessary to best position the Company to navigate through a constantly changing global landscape.

Our Nominating and Corporate Governance Committee and our Board have determined that the director nominees possess a diverse and balanced mix of backgrounds, viewpoints, skills and experiences to effectively oversee PepsiCo’s long-term business strategy. Biographical information about each nominee, as well as highlights of certain notable skills, qualifications, backgrounds and experiences that contributed to the nominee’s selection for election at our 2026 Annual Meeting, are included on the following pages.

Our Nominating and Corporate Governance Committee and our Board believes it is important that a wide range of backgrounds, viewpoints, skills and experiences are represented on our Board. The chart below summarizes certain notable backgrounds and experiences of each director nominee and highlights the diverse and balanced mix of backgrounds and experiences of the Board as a whole. These are certain key backgrounds and experiences that the Board considers as part of its ongoing director succession planning process and align with the needs of PepsiCo’s long-term business strategy. This high-level summary is not intended to be an exhaustive list of each director nominee’s contributions to the Board.

Backgrounds/Experiences
Public Company CEO
Financial Expertise/Financial Community
Consumer Products
Risk Management
Public Policy
Science/Medical/Research/Innovation
Technology/Data Analytics/e-commerce/Digital Marketing/Cyber
Developing and Emerging Markets/International Residence

Range of Tenures*	Mix of Ages*

Average Tenure: 9.5 Years	Average Age: 64.0 62% are 65 or younger

*  Tenure and age are as of March 27, 2026.

PEPSICO 2026 Proxy Statement     |   11

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Election of Directors

Additionally, all directors are expected to possess personal traits such as candor, integrity and professionalism and must be able to commit significant time to the Company’s oversight. For additional information on the Board selection process, see “Board Composition and Refreshment” on pages 20-23 of this Proxy Statement.

Although our Board does not anticipate that any of the nominees will be unable to stand for election as a director at our Annual Meeting, if this occurs, proxies will be voted in favor of such other person or persons as may be designated by our Nominating and Corporate Governance Committee and our Board.

Director Election Requirements and Majority-Vote Policy

All members of the Board are elected annually by our shareholders by a majority of the votes cast in an uncontested election (i.e., an election where the number of nominees is not greater than the number of directors to be elected), meaning that the number of votes cast “for” a director nominee must exceed the number of votes cast “against” that director nominee in order to elect the director nominee to the Board. In a contested election, where the number of director nominees exceeds the number of directors to be elected, directors would be elected by a plurality vote.

Under our Director Resignation Policy set forth in our Corporate Governance Guidelines, if a director nominee in an uncontested election who is an incumbent director receives more votes “against” than votes “for” election, he or she must offer to resign from the Board. The Nominating and Corporate Governance Committee will make a recommendation to the Board on the resignation offer. Within 90 days following certification of the shareholder vote, the independent directors will determine whether to accept the director’s resignation, considering the best interests of the Company and its shareholders, including but not limited to: (i) the level of shareholder support the director has received in prior elections; (ii) any stated reasons why shareholders voted against such director; (iii) any alternatives for curing the underlying cause of the “against” votes; (iv) the director’s tenure and qualifications; (v) the director’s past and expected future contributions to the Company; and (vi) the overall composition of the Board. To be responsive to the theoretical concern raised in a shareholder proposal received about directors failing to receive majority support for multiple years, the Board amended the Corporate Governance Guidelines in 2024 to explicitly state that the Board will consider the level of shareholder support the director has received in prior elections when determining whether to accept a resignation offer of a director who does not receive majority vote support.

The Company will promptly publicly disclose such determination. A director who offers to resign pursuant to this Policy may not be present during the deliberations or voting by the Nominating and Corporate Governance Committee or the Board as to whether to accept the resignation offer.

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Election of Directors

Director Nominees

Jennifer Bailey Director Since: 2023 Age: 63	Independent Committee Memberships: ■ Audit

Professional Experience

Jennifer Bailey has served as Vice President, Internet Services, Apple Pay at Apple Inc., an American multinational technology company, since 2014. Ms. Bailey oversaw the launches of: Apple Pay, Apple’s transformative category of mobile payment services which is available in more than 80 countries; Apple Wallet, which now enables millions of customers to securely store and access transit cards, mobile IDs, digital keys, loyalty cards, contactless tickets and more on their iPhones or Apple Watch; and Apple Card, which was designed to help customers lead healthier financial lives through a digital-first, no fee, credit card. She leads global teams across Apple’s payment and commerce services, including Apple Pay, Apple Wallet, Apple Card, Apple Cash, Tap to Pay on iPhone, and Apple Gift Cards, and oversees the expansion of such services. Ms. Bailey previously served as Vice President, WW Online Stores at Apple from 2003 to 2014. Prior to Apple, Ms. Bailey was Senior Vice President, Online Services and Operations at myCFO, a financial services firm, from 1999 to 2001. She also served as Senior Vice President, Netcenter at Netscape Communications Inc. from 1995 to 1999. Ms. Bailey served on the board of governors for the American Red Cross from 2015 to 2024.

Other Public Company Directorships:

■  Current: None

■  Previous (During Past 5 Years): None

Skills and Qualifications

Ms. Bailey brings to our Board of Directors extensive knowledge of information technology, including digital and payments expertise, and consumer marketing gained from her over twenty years of experience leading various functions at Apple Inc. PepsiCo benefits from Ms. Bailey’s significant business and technological innovation expertise, which helps the Company successfully navigate the rapidly changing digital landscape. In addition, Ms. Bailey possesses a strong international management and consumer business background, as well as board oversight experience as a result of her previous role as a director at one of the largest, U.S.-based non-profit organizations.

Cesar Conde PRESIDING DIRECTOR-ELECT Director Since: 2016 Age: 52	Independent Committee Memberships: ■ Compensation CHAIR ■ Nominating and Corporate Governance

Professional Experience

Cesar Conde has served as Chairman of the NBCUniversal News Group, part of a global media and entertainment company, since 2020. From 2015 to 2020, Mr. Conde served as Chairman of NBCUniversal International Group and NBCUniversal Telemundo Enterprises. From 2013 to 2015, he served as Executive Vice President at NBCUniversal, where he oversaw NBCUniversal International and NBCUniversal Digital Enterprises. From 2009 to 2013, Mr. Conde served as President of Univision Networks, a leading media company with a portfolio of Spanish language television networks, radio stations and digital platforms. From 2003 to 2009, Mr. Conde served in a variety of senior executive capacities at Univision Networks and is credited with transforming it into a leading global, multi-platform media brand. Prior to Univision, Mr. Conde served as the White House Fellow for Secretary of State Colin L. Powell from 2002 to 2003. Mr. Conde also currently serves on the board of the Council on Foreign Relations.

Other Public Company Directorships:

■  Current: Ralph Lauren Corporation; Walmart Inc.

■  Previous (During Past 5 Years): None

Skills and Qualifications

Mr. Conde is an experienced global executive with a strong track record in business, finance and media. He provides our Board of Directors with diversified and actionable perspectives on today’s consumer and media landscapes, and his unique insights are particularly valuable as PepsiCo continues to build new omnichannel marketing capabilities and adapt to changing demographics around the world. Mr. Conde also brings to our Board of Directors market and consumer insights developed through his experience at national and global media companies.

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Election of Directors

Ian Cook PRESIDING DIRECTOR Director Since: 2008 Age: 73	Independent Committee Memberships: ■ Nominating and Corporate Governance

Professional Experience

Ian Cook served as a director of Colgate-Palmolive Company, a multinational consumer products company, from 2007 to 2020, as its Chairman from 2009 to 2019 and as its Executive Chairman from 2019 until his retirement in 2020. Mr. Cook joined Colgate-Palmolive in the United Kingdom in 1976 and progressed through a series of senior management roles around the world. In 2002, he became Executive Vice President, North America and Europe. In 2004, he became Chief Operating Officer, with responsibility for operations in North America, Europe, Asia and Africa, and in 2005, he became responsible for all Colgate-Palmolive operations worldwide, serving as President and Chief Operating Officer from 2005 to 2007. He served most recently as Colgate-Palmolive’s President and Chief Executive Officer from 2007 to 2018 and as Chief Executive Officer from 2018 to 2019. Mr. Cook also serves on the boards of two non-profit organizations, Memorial Sloan Kettering Cancer Center and New Visions for Public Schools.

Other Public Company Directorships:

■  Current: None

■  Previous (During Past 5 Years): None

Skills and Qualifications

Mr. Cook brings to our Board of Directors deep knowledge of the consumer products industry and operational leadership experience gained through his 40-plus year career at Colgate- Palmolive, including his 12 years as CEO and his direct involvement in both risk management and risk oversight. His experience leading a multinational consumer products company is highly relevant as PepsiCo executes multi-year strategic initiatives and operates in a dynamic environment of changing consumer preferences. He also contributes a broad understanding of industry trends and his extensive global leadership experience gained from holding a variety of senior management roles at Colgate-Palmolive in numerous countries throughout the world. Mr. Cook’s qualifications also include expertise in finance, brand-building, corporate governance, human capital management and talent development and succession planning.

Edith W. Cooper Director Since: 2021 Age: 64	Independent Committee Memberships: ■ Audit

Professional Experience

Edith W. Cooper spent over two decades of her career with The Goldman Sachs Group, Inc., including as Executive Vice President and Global Head, Human Capital Management from 2011 to 2017 and Managing Director and Global Head, Human Capital Management from 2008 to 2011. Ms. Cooper began her career in derivative sales at Morgan Stanley from 1991 to 1996 and Bankers Trust Company from 1986 to 1991. She co-founded Medley, a membership-based community for personal and professional growth, in 2020. Ms. Cooper also serves on the board of directors of several non-profit organizations, including the Museum of Modern Art, the Smithsonian National Museum of African American History and Culture and Mount Sinai Hospital.

Other Public Company Directorships:

■  Current: Amazon.com, Inc.

■  Previous (During Past 5 Years): MSD Acquisition Corp (until 2023); EQT AB (until 2022); Etsy, Inc. (until 2021); Slack Technologies, Inc. (until 2021)

Skills and Qualifications

Ms. Cooper brings to our Board of Directors extensive knowledge of the human resources field, including recruiting and talent development, gained from almost a decade of experience leading the human capital management function at Goldman Sachs. PepsiCo benefits from her significant talent management expertise in attracting and developing high-quality talent. In addition, she possesses a strong financial background through over 30 years of experience in management and sales leadership at leading organizations across the financial services industry. Ms. Cooper also has significant corporate governance and executive compensation experience across multiple industries as a result of her board service at other public companies.

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Election of Directors

Susan M. Diamond Director Since: 2023 Age: 52	Independent Committee Memberships: ■ Audit CHAIR

Professional Experience

Susan M. Diamond has served as Chief Executive Officer of Wellvana Health, LLC, a leading value-based care enablement company supporting primary care practices, hospitals, and health systems, since October 2025. Before that, she served as Wellvana’s interim Chief Executive Officer, President and Chief Financial Officer from August 2025 to October 2025 and as its President and Chief Financial Officer from July 2025 to August 2025. Prior to joining Wellvana, Ms. Diamond served as Chief Financial Officer of Humana Inc., an integrated health and wellness company, from 2021 to January 2025, and previously served as President, Home Solutions of Humana from 2019 to 2021 and Senior Vice President, Medicare of Humana from 2017 to 2019. Ms. Diamond joined Humana in 2006 and spent the majority of her career in various financial and operational leadership roles in the Medicare and Home businesses of Humana. Prior to Humana, Ms. Diamond spent six years working in various financial leadership roles for early stage, venture backed technology companies, and five years as the Chief Financial Officer for a Louisville-based venture capital firm, working with early-stage companies across a variety of industries. She currently serves on the boards of Wellvana Health, LLC, Gentiva Health Services, Inc. and the Louisville Orchestra.

Other Public Company Directorships:

■  Current: None

■  Previous (During Past 5 Years): None

Skills and Qualifications

Ms. Diamond brings to our Board of Directors deep knowledge of financial, accounting, strategic, and healthcare matters gained from her 20-year career in the healthcare industry, particularly through her roles as Chief Executive Officer, President and Chief Financial Officer of Wellvana Health LLC and former roles as Chief Financial Officer and President of the Home Solutions business of Humana Inc. She also contributes valuable insights on growth and innovation including consumer segmentation strategies, data analytics, and cutting-edge consumer focused technologies obtained through her experience at Wellvana and Humana. In addition, through her prior experience serving as a Chief Financial Officer and President of an operating unit of a large public company, Ms. Diamond also offers operational leadership experience and extensive experience with strategic, financial, risk, and compliance issues, as well as risk management.

Dina Dublon Director Since: 2005 Age: 72	Independent Committee Memberships: ■ Compensation ■ Sustainability and Public Policy

Professional Experience

Dina Dublon served as Executive Vice President and Chief Financial Officer at JPMorgan Chase & Co., a leading global financial services company, from 1998 until her retirement in 2004. In this role, she was responsible for global financial management, corporate treasury, tax and investor relations. Ms. Dublon previously held numerous positions at JPMorgan Chase and its predecessor companies, including corporate treasurer, managing director of the financial institutions division and head of asset liability management. Ms. Dublon also previously served on the boards of Microsoft Corporation, Accenture plc, and Deutsche Bank AG and on the faculty of Harvard Business School. Ms. Dublon currently serves on the independent audit quality committee of Ernst & Young LLP. She has served on the boards of several non-profit organizations, and currently chairs the board of advisors of the Columbia University Mailman School of Public Health, and is a member of the board of directors of The Hastings Center for Bioethics and the Westchester Land Trust.

Other Public Company Directorships:

■  Current: T. Rowe Price Group, Inc.

■  Previous (During Past 5 Years): Motive Capital Corp II (until 2023); Motive Capital Corp (until 2022)

Skills and Qualifications

Ms. Dublon brings to our Board of Directors deep expertise in financial, accounting, strategic and banking matters and capital markets operations gained from her distinguished career in the financial services industry, particularly through her role as Executive Vice President and Chief Financial Officer of JPMorgan Chase. She also contributes valuable risk management insights obtained through her experience at JPMorgan Chase, as well as from her service on the boards of several other public companies, including Microsoft, Accenture, Deutsche Bank and T. Rowe Price Group. In addition, Ms. Dublon offers unique perspectives on emerging markets, public policy and sustainability- related matters gained while working with global non-profit organizations focusing on public health and women’s issues and initiatives.

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Election of Directors

Michelle Gass Director Since: 2019 Age: 58	Independent Committee Memberships: ■ Sustainability and Public Policy CHAIR

Professional Experience

Michelle Gass has served as President and Chief Executive Officer of Levi Strauss & Co., a brand-name apparel company, since 2024. Ms. Gass previously served as President of Levi’s in 2023. Prior to joining Levi’s, Ms. Gass served as Chief Executive Officer and a director of Kohl’s Corporation, a leading omnichannel retailer, from 2018 to 2022 and as its Chief Executive Officer elect and Chief Merchandising & Customer Officer from 2017 to 2018, Chief Merchandising & Customer Officer from 2015 to 2017, and Chief Customer Officer from 2013 to 2015. Prior to joining Kohl’s, Ms. Gass served in a variety of management positions with Starbucks Corporation from 1996 to 2013, including most recently as President, Starbucks EMEA (Europe, Middle East and Africa) from 2011 to 2013; President, Seattle’s Best Coffee; Executive Vice President, Global Marketing and Category; and various leadership roles in other brand, marketing, product management and strategy functions. Prior to Starbucks, Ms. Gass was with The Procter & Gamble Company. Ms. Gass currently serves on the boards of the Retail Industry Leaders Association and the National Retail Federation.

Other Public Company Directorships:

■  Current: Levi Strauss & Co.

■  Previous (During Past 5 Years): Kohl’s Corporation (until 2022)

Skills and Qualifications

Ms. Gass brings to our Board of Directors deep knowledge of the omnichannel retail and consumer products industries gained from over 30 years of experience in the retail and consumer goods industries, both domestically and internationally. PepsiCo benefits from her extensive understanding of marketing, product innovation and consumer branding from her various roles at Levi’s, Kohl’s, Starbucks, and Procter & Gamble. As we continue to strengthen our omnichannel capabilities to address evolving consumer preferences, Ms. Gass’ insights in accelerating growth in direct-to-consumer channels and building omnichannel capabilities at Levi’s, as well as driving significant capabilities in digital and growing the e-commerce business during her time at Kohl’s, are particularly helpful. In addition, through her experiences leading large retail public companies, Kohl’s and Levi’s, and operating businesses at Starbucks, Ms. Gass also offers operational leadership experience, leading and developing strong management teams, as well as creating and implementing strategic plans and integrating environmental impact priorities into long-term strategy and value creation.

David W. Gibbs Director Nominee Age: 62

Professional Experience

David W. Gibbs served as the Chief Executive Officer of Yum! Brands, Inc., a leading operator of quick service restaurants, from 2020 to September 2025 and as a director of Yum! Brands from 2019 to September 2025. Prior to that, he served as President and Chief Operating Officer of Yum! Brands from August 2019 to December 2019, as its President, Chief Operating Officer and Chief Financial Officer from January 2019 to August 2019 and President and Chief Financial Officer from 2016 to 2018. Before these positions, he served as the Chief Executive Officer for Yum! Brands’ Pizza Hut Division from 2015 to 2016 and President of Pizza Hut U.S. in 2014. He also held a variety of senior roles at Yum! Brands earlier in his career, including as President and Chief Financial Officer of Yum! Restaurants International, Inc. from 2012 to 2013.

Other Public Company Directorships:

■  Current: Under Armour, Inc,

■  Previous (During Past 5 Years): Yum! Brands, Inc. (until 2025)

Skills and Qualifications

Mr. Gibbs brings to our Board of Directors extensive operational and global management knowledge, as well as strategic planning, global branding and franchising expertise, gained from over three decades of experience at Yum! Brands, including as Chief Executive Officer and Chief Operating Officer of the company. His deep experience with away-from-home channels, including with regard to international markets, is particularly valuable given PepsiCo’s strategic focus on broadening the usage and presence of our brands and assets. PepsiCo benefits from Mr. Gibbs’ financial expertise from his experience as Chief Financial Officer of Yum! Brands and other senior finance-related positions. In addition, he contributes corporate governance, human capital management and executive compensation experience gained from his experience serving on public company boards.

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Election of Directors

Ramon L. Laguarta Director Since: 2018 Age: 62

Professional Experience

Ramon L. Laguarta has served as PepsiCo’s Chief Executive Officer and a director on the Board since 2018, and assumed the role of Chairman of the Board in 2019. Mr. Laguarta previously served as President of PepsiCo from 2017 to 2018. Prior to serving as President, Mr. Laguarta held a variety of positions of increasing responsibility in Europe, including as Commercial Vice President of PepsiCo Europe from 2006 to 2008, PepsiCo Eastern Europe Region from 2008 to 2012, President, Developing & Emerging Markets, PepsiCo Europe from 2012 to 2015, Chief Executive Officer, PepsiCo Europe in 2015, and Chief Executive Officer, Europe Sub-Saharan Africa from 2015 until 2017. From 2002 to 2006, he was General Manager for Iberia Snacks and Juices, and from 1999 to 2001, a General Manager for Greece Snacks. Prior to joining PepsiCo in 1996 as a marketing vice president for Spain Snacks, Mr. Laguarta worked for Chupa Chups, S.A., where he worked in several international assignments in Asia, Europe, the Middle East and the United States. He also currently serves as the Co-Chair of the World Economic Forum’s Board of Stewards for the Food Systems Initiative.

Other Public Company Directorships:

■  Current: International Business Machines Corporation

■  Previous (During Past 5 Years): Visa Inc. (until 2026)

Skills and Qualifications

Mr. Laguarta brings to our Board of Directors strong leadership skills and extensive consumer packaged goods experience gained from the 30 years he spent in a variety of senior operational and executive roles at PepsiCo. Mr. Laguarta also contributes invaluable perspectives on the global marketplace and sustainability gained from his numerous international senior management positions, including living in Europe and leading the Europe Sub-Saharan Africa division, which has operations that span three continents and is comprised of developed, developing and emerging markets. A native of Barcelona, he speaks multiple languages including English, Spanish, French, German and Greek. Through his leadership of the Europe Sub-Saharan Africa division and then as President of PepsiCo, he offers deep experience in strategic planning, operations, marketing, brand development and logistics. His role as Chairman and CEO of PepsiCo creates a critical link between management and the Board of Directors, enabling the Board to perform its oversight function with the benefit of management’s perspective on the business.

Sir Dave J. Lewis Director Since: 2020 Age: 61	Independent Committee Memberships: ■ Sustainability and Public Policy

Professional Experience

Sir Dave J. Lewis has served as Chief Executive Officer of Diageo plc, a multinational alcoholic beverage company, since January 2026. Previously, he served as Chairman of Haleon plc, a UK-based multinational consumer healthcare company, from 2021 until 2025. Prior to that, he served as Group Chief Executive Officer of Tesco PLC, a multinational grocery and general merchandise retailer, from 2014 until 2020. Prior to joining Tesco, he served in a variety of management positions with Unilever PLC, a global consumer products company, from 1987 to 2014, including a variety of leadership roles in Europe, Asia and the Americas, including as President, Personal Care from 2011 to 2014; President, Americas from 2010 to 2011; and Chairman, UK and Ireland from 2007 to 2010. Sir Dave currently serves as a trustee of the Royal Foundation. Sir Dave was also chair to the UK World Wildlife Fund, chair of Champions 12.3, a UN program seeking to add momentum to the achievement of the UN Sustainable Development Target 12.3 by 2030, and co-chair of the Consumer, Retail and Life Sciences Business Council, which was established to advise the Prime Minister of the UK. In recognition of his contribution to business and the food industry in the UK, Sir Dave was knighted by Her Majesty Queen Elizabeth II in the 2021 New Year’s Honours List.

Other Public Company Directorships:

■  Current: Diageo plc

■  Previous (During Past 5 Years): Haleon plc (until 2025)

Skills and Qualifications

Sir Dave brings to our Board of Directors a wealth of international consumer experience and expertise in business strategy, brand management and customer development through his significant experience over three decades in both the retail and consumer-packaged goods industries. He contributes a unique, global perspective on consumer centricity, retail strategy, operations, and supply chain management for consumer-facing brands. PepsiCo benefits from Sir Dave’s extensive understanding of marketing and brand building from his previous roles as Group Chief Executive Officer of Tesco and Chair of Haleon, and with respect to the beverage industry stemming from his role as Chief Executive Officer of Diageo. Through his experience leading the Champions 12.3 UN Program and working with non-profit and charitable organizations, he also provides valuable knowledge of sustainability-related matters and the role of business in society as PepsiCo continues to advance its sustainability initiatives and pursue strategies to drive sustainable long-term growth.

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Election of Directors

Robert C. Pohlad Director Since: 2015 Age: 71	Independent Committee Memberships: ■ Compensation ■ Nominating and Corporate Governance CHAIR

Professional Experience

Robert C. Pohlad has served since 1987 as President and Chief Executive Officer of Pohlad Holdings, a company of various family- owned entities which operate multiple businesses across a number of industries, including commercial real estate, automation and robotic engineering, and sports and entertainment. From 2002 until its acquisition by PepsiCo in 2010, Mr. Pohlad was Chairman and Chief Executive Officer of PepsiAmericas, Inc., an independent publicly traded company. PepsiAmericas, Inc. was formed from several independent bottlers in 1998, and, under Mr. Pohlad’s tenure, it grew to become the second-largest bottler of PepsiCo products at the time of its acquisition. Previously, Mr. Pohlad held several other executive positions at bottling companies. Mr. Pohlad was also formerly a member of the Board of Trustees of the University of Puget Sound and a member of the Board of Visitors of the University of Minnesota Medical School.

Other Public Company Directorships:

■  Current: None

■  Previous (During Past 5 Years): None

Skills and Qualifications

Mr. Pohlad brings to our Board of Directors extensive beverage and finance experience gained from the 20-plus years he spent in a variety of senior operational and executive roles at PepsiAmericas, Inc. and its predecessors. Mr. Pohlad has a deep understanding of leveraging large-scale distribution systems and global brands, specifically with respect to beverage and bottling operations, which is invaluable to PepsiCo. In addition, through his experience operating businesses and investments in a myriad of fields, Mr. Pohlad has gained expertise leading and developing strong management teams, creating and implementing effective strategic plans, addressing succession planning needs and brand-building.

Daniel Vasella, MD Director Since: 2002 Age: 72	Independent Committee Memberships: ■ Compensation ■ Nominating and Corporate Governance

Professional Experience

Daniel Vasella, MD, served as Chairman of Novartis AG, a global innovative healthcare solutions company, from 1999 to 2013 and as Chief Executive Officer of Novartis AG from 1996 to 2010. From 1992 to 1996, Dr. Vasella held the positions of Chief Executive Officer, Chief Operating Officer, Senior Vice President and Head of Worldwide Development and Head of Corporate Marketing at Sandoz Pharma Ltd. He also served at Sandoz Pharmaceuticals Corporation from 1988 to 1992. Dr. Vasella is currently working as a coach to senior executives. He also serves on the boards of several pharmaceutical and biotechnology private companies.

Other Public Company Directorships:

■  Current: American Express Company (until May 2026)

■  Previous (During Past 5 Years): SciClone Pharmaceuticals (Holdings) Limited (until 2024)

Skills and Qualifications

Dr. Vasella brings to our Board of Directors his scientific and medical expertise, as well as his leadership experience and global perspectives, which he obtained through his former role as Chairman and Chief Executive Officer of Novartis. His experience guiding science-based organizations through complex product development, safety and compliance frameworks provides our Board with valuable insight into product innovation and risk oversight. Through his leadership of Novartis and his public company director experience, he also offers PepsiCo extensive business, corporate governance, operations, management and marketing skills, as well as experience in human capital management, talent development, succession planning and developing corporate strategy. In addition, he contributes his knowledge of and experience with regulatory matters developed through his role leading a highly regulated, global business in rapidly changing markets.

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Election of Directors

Alberto Weisser Director Since: 2011 Age: 70	Independent Committee Memberships: ■ Audit

Professional Experience

Alberto Weisser served as Chairman and Chief Executive Officer of Bunge Limited, a global food, commodity and agribusiness company, from 1999 until mid-2013 and as Executive Chairman until late-2013. Mr. Weisser previously served as Bunge’s Chief Financial Officer from 1993 to 1999. Previously, Mr. Weisser worked at BASF Group, a chemical company, in various finance-related positions. He also served as a Senior Advisor at Lazard Ltd. from 2015 until 2018. He currently serves as an advisor to Temasek International Pte. Ltd., a Singapore-based investment company.

Other Public Company Directorships:

■  Current: Bayer AG; Linde Plc

■  Previous (During Past 5 Years): None

Skills and Qualifications

Mr. Weisser brings to our Board of Directors his extensive experience with and keen understanding of commodities, gained from his role as former Chairman and Chief Executive Officer of Bunge Limited. These skills are particularly valuable to PepsiCo in today’s volatile global economic environment. Mr. Weisser has deep knowledge of the strategic, financial, risk and compliance issues facing a large, diversified, publicly traded company, and significant international experience, particularly with respect to emerging markets. Mr. Weisser also contributes strong financial acumen and expertise resulting from his six years of experience serving as Bunge Limited’s Chief Financial Officer and other senior finance-related positions.

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BOARD COMPOSITION AND REFRESHMENT

We believe the Board benefits from a mix of new directors who bring fresh perspectives and longer-serving directors who bring valuable experience, continuity and a deep understanding of the Company. The Board strives to maintain an appropriate balance of tenure, turnover, viewpoints, backgrounds and experiences. To promote thoughtful Board refreshment, we have:

■	Developed a comprehensive, ongoing Board succession planning process;
■	Implemented an annual Board and Committee assessment process; and
■	Adopted a policy under which no director may stand for election to the Board after reaching the age of 75 and a director’s tenure is considered as a factor in the nomination process.

One director nominee is a new candidate for election to the Board and three of the director nominees joined the Board since the beginning of 2021. The average age of our director nominees and our independent director nominees is 64.0 years and 64.2 years, respectively. The average tenure of all our director nominees and our independent director nominees is 9.5 years and 9.8 years, respectively.

Comprehensive, Ongoing Process for Board Succession Planning and Selection and Nomination of Directors

The Board regularly evaluates its composition, assessing individual director’s skills, qualifications, backgrounds and experiences to help align the Board’s overall composition with the needs of PepsiCo’s long-term business strategy. Each year, the Board assesses the directors to be nominated at the Annual Meeting. In connection with this assessment, the Nominating and Corporate Governance Committee conducts an annual review of director commitments. The Board further reviews potential director vacancies in light of its ongoing evaluation and regularly reviews potential candidates at Board meetings. The Nominating and Corporate Governance Committee assists this process by considering prospective candidates and identifying appropriate individuals for the Board’s further consideration. From time to time, the Nominating and Corporate Governance Committee engages independent third-party consulting firms to help identify, evaluate and conduct due diligence on potential director candidates who meet the current needs of the Board.

The Nominating and Corporate Governance Committee also assists the Board in considering succession planning for Board positions such as the Presiding Director and Chairs of the Committees.

■	Except as the independent directors may otherwise determine, the Presiding Director is appointed for a term of three years. The Board evaluates the Presiding Director’s performance annually under the guidance of the Nominating and Corporate Governance Committee. The independent members of the Board last re-elected Ian Cook, who has served as Presiding Director since 2013, for his most recent term as Presiding Director beginning in February 2025.

ELECTION OF NEW PRESIDING DIRECTOR

Based on the recommendation of the Nominating and Corporate Governance Committee and as part of the Board’s ongoing commitment to thoughtful Board refreshment and robust succession planning, the independent members of the Board elected Cesar Conde as the new Presiding Director, effective following the 2026 Annual Meeting and subject to his election by shareholders, for a three-year term.

For more information on the decision to elect Mr. Conde as the new Presiding Director and the robust responsibilities of our independent Presiding Director, please see “Board Leadership Structure” beginning on page 25 of this Proxy Statement.

■	Except as the Board may otherwise determine, the Chair of each Committee is appointed for a term of three years and no more than three consecutive three-year terms. The Board elected a new Compensation Committee Chair, effective May 6, 2026, elected new Sustainability and Public Policy Committee and Audit Committee Chairs beginning in 2026 and 2025, respectively, and re-elected the Nominating and Corporate Governance Committee Chair for a second term beginning in 2024.

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Board Composition and Refreshment

Directors’ Backgrounds and Experiences

The Board looks for its current and potential directors to have a broad range of backgrounds, viewpoints, skills and experiences that can be leveraged to benefit PepsiCo and its shareholders and align with the evolving needs of PepsiCo’s long-term business strategy. Currently, the Board is particularly interested in maintaining a mix of backgrounds and experiences that include the following:

BACKGROUNDS AND EXPERIENCES	RELEVANCE TO PEPSICO’S BUSINESS STRATEGY
Public Company CEO including deep operational, CEO experience at a large global public company	Public company CEO experience is critical to the Board’s oversight of strategy execution, operational performance, and long-term value creation, particularly at a time when PepsiCo is focused on accelerating growth through transformation initiatives. Directors who have served as CEOs at large, global public companies bring firsthand experience leading complex organizations, managing multi-year strategic initiatives, and operating in highly competitive environments.
Financial Expertise / Financial Community including senior financial leadership experience at a large global public company or senior leadership experience at a financial institution	PepsiCo’s strategy is anchored in disciplined financial management and robust oversight of financial reporting and controls. This experience is critical for the Board as it evaluates initiatives to enhance operational efficiency and oversees the Company’s financing and investment activities.
Consumer Products including senior leadership experience with respect to a large consumer products business	As a consumer-packaged goods company, PepsiCo’s success relies on brand strength, consumer insights and execution. This perspective strengthens the Board’s oversight of growth strategy, brand investment and long-term competitive positioning.
Risk Management including experience handling major risk-related challenges	PepsiCo is subject to a wide range of risks and the Board values demonstrated experience in managing enterprise-level risks and overseeing risk management frameworks.
Public Policy including senior governmental, regulatory, philanthropic or public policy leadership experience, or a policy-making role in areas relevant to our business	PepsiCo operates in complex and evolving regulatory environments. This experience supports the Board’s oversight of regulatory compliance, public affairs strategy and stakeholder engagement, and enhances the Company’s ability to align long-term strategy with changing public policy expectations across key markets.
Science / Medical / Research / Innovation including senior leadership experience or a scientific/research role driving technical, engineering, medical or other research innovation	Directors with senior leadership or technical expertise in science, medical or research strengthen the Board’s oversight of product safety, quality and innovation.
Technology / Data Analytics / e-commerce / Digital Marketing / Cyber including senior leadership experience at a digital company or expertise in areas including e-commerce, data analytics, cloud engineered systems, digital marketing or cybersecurity	Digital capabilities are increasingly critical to PepsiCo’s strategy, including direct-to-consumer channels, data-driven marketing, demand forecasting and supply chain optimization. Technology expertise supports the Board’s oversight of digital transformation, data analytics initiatives, omnichannel strategies as well as cybersecurity and system resilience.
Developing and Emerging Markets / International Residence including global business experience with a focus on developing and emerging markets, or residence or extensive time spent living outside of the United States	This perspective brings insight into local market dynamics, consumer preferences, regulatory environments, and cultural considerations, and enhances the Board’s ability to evaluate growth opportunities and executive strategies in developing and emerging markets consistent with long-term value creation.

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Board Composition and Refreshment

Attributes of Individual Nominees

All directors are also expected to possess certain personal traits and, in fulfilling its responsibility to identify qualified candidates for membership on the Board, the Nominating and Corporate Governance Committee considers the following attributes of candidates:

■	Relevant knowledge, diversity of backgrounds, viewpoints, skills and experience in areas including business, finance, accounting, technology and cybersecurity, marketing, international business, government, human capital management and talent development;
■	Personal qualities of leadership, character, judgment and whether the candidate possesses a reputation in the community at large of integrity, trust, respect, competence and adherence to the highest ethical standards;
■	Roles and contributions valuable to the business community; and
■	Whether the candidate is free of conflicts and has the time required for preparation, participation and attendance at meetings.

In addition, the Nominating and Corporate Governance Committee regularly considers each incumbent director’s length of service on the Board and contributions, as well as the overall mix of tenures on the Board and the average tenure of all independent directors, in connection with determining whether an incumbent director should be renominated.

While not a formal policy, PepsiCo’s director nomination process calls for the consideration of backgrounds, viewpoints, skills and experiences. The Nominating and Corporate Governance Committee endeavors to actively seek out candidates with diverse backgrounds, viewpoints, skills and experiences, to include in the pool from which Board nominees are chosen, to facilitate a broad array of perspectives that are representative of our global business. The Nominating and Corporate Governance Committee adheres to the Company’s philosophy of maintaining an environment free from discrimination on the basis of race, color, age, sex, religion, national origin, or any other protected category under applicable law.

Director Orientation and Continuing Education

We have a comprehensive orientation program for all new directors with respect to their role as directors and as members of the particular Board Committees on which they will serve. This orientation program includes one-on-one meetings with senior management, visits to PepsiCo’s operations and extensive written materials to familiarize new directors with PepsiCo’s business, financial performance, strategic plans, executive compensation program, corporate governance policies and practices and sustainability agenda and initiatives. Additional training is also provided when a director assumes a leadership role, such as becoming a Committee Chair.

We also offer continuing education programs to assist directors in enhancing their skills and knowledge to better perform their duties and to recognize, and deal appropriately with, issues that may arise. These programs may be part of regular Board and Committee meetings or provided by qualified third parties on various topics. In addition, the Company pays for all reasonable expenses for any director who wishes to attend an external director continuing education program.

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Board Composition and Refreshment

Board and Committee Assessments

Our Board continually seeks to improve its performance. A formal evaluation is conducted on an annual basis, and directors share perspectives, feedback and suggestions year-round, both during and outside of Board and Committee meetings. Pursuant to PepsiCo’s Corporate Governance Guidelines and the Charters of each of the Board’s Committees, the Board and each of its Committees conducts an evaluation at least annually.

Our processes enable directors to provide anonymous and confidential feedback on topics including:

■	Board/Committee information and materials;
■	Board/Committee meeting mechanics;
■	Board/Committee composition and structure (including the mix of experiences, skills, qualifications, viewpoints, and backgrounds);
■	Board/Committee responsibilities and accountability (including with respect to strategy, risk management, operating performance, CEO and management succession planning, senior management development, corporate governance, sustainability and corporate culture);
■	Board meeting conduct and culture; and
■	Overall performance of Board members.

To promote the effectiveness of the Board and each Committee the results of the assessment are reviewed and addressed by the Nominating and Corporate Governance Committee, the members of each Committee and the independent directors both in an executive session led by the independent Presiding Director and with members of management.

This process of actively engaging in thoughtful discussions, including on topics ranging from Board and Committee composition to overall performance of Board members, has had a meaningful impact on Board refreshment and succession planning. As a testament to the effectiveness of this assessment process, one director nominee is a new candidate for election to the Board and three of the director nominees joined the Board since the beginning of 2021. This refreshment demonstrates the Board’s focus on maintaining an appropriate balance of backgrounds, viewpoints and experiences that align with the evolving needs of PepsiCo’s long-term business strategy.

The Nominating and Corporate Governance Committee annually reviews the format of the evaluation process. As a result of the evaluation process, which helps identify opportunities to continue to improve the performance of the Board and the Committees, the Board and Committees continue to enhance practices and procedures as appropriate. The Board also reviews the Nominating and Corporate Governance Committee’s periodic recommendations concerning the performance of the Board, each of its Committees and the Presiding Director.

Shareholder Recommendations and Nominations of Director Candidates

The Nominating and Corporate Governance Committee will consider recommendations for director nominees made by shareholders and evaluate them using the same criteria as for other candidates. Recommendations received from shareholders are reviewed by the Chair of the Nominating and Corporate Governance Committee to determine whether each candidate meets the minimum criteria set forth in the Corporate Governance Guidelines, and if so, whether the candidate’s expertise and particular set of skills and background fit the current needs of the Board. Any shareholder recommendation must be sent to the Corporate Secretary of PepsiCo at 700 Anderson Hill Road, Purchase, New York 10577, and must include detailed background information regarding the suggested candidate that demonstrates how the individual meets the Board membership criteria.

Our By-Laws permit proxy access for shareholders. Shareholders who wish to nominate directors for inclusion in our Proxy Statement or directly at an Annual Meeting in accordance with the procedures in our By-Laws, including Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), should see “2027 Shareholder Proposals and Director Nominations” on page 102 of this Proxy Statement for further information.

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CORPORATE GOVERNANCE AT PEPSICO

Our Governance Philosophy

We believe strong corporate governance is the foundation for financial integrity, investor confidence and sustainable performance.

Strong corporate governance and a steadfast commitment to doing business the right way are and have been longstanding priorities at PepsiCo. Our strong tone at the top begins with our Board of Directors, which has demonstrated its focus on advancing openness, honesty, fairness and integrity in the Boardroom and across the Company through such actions as:

■	Adopting Corporate Governance Guidelines for the Company that establish a common set of expectations to assist the Board and its Committees in performing their duties, reviewing these Guidelines at least annually, and updating the Guidelines as appropriate to reflect changing regulatory requirements, evolving best practices and input from our shareholders and other stakeholders;
■	Adopting the Company’s Global Code of Conduct and overseeing compliance, including ensuring corporate culture is included on the Board agenda;
■	Holding regular executive sessions between the Audit Committee and our Global Chief Compliance & Ethics Officer;
■	Establishing a means for employees to raise issues to the Board and encouraging a culture of trust so that employees at every level feel comfortable speaking up about concerns; and
■	Fostering a corporate culture of integrity and risk awareness through the Board’s oversight over PepsiCo’s integrated risk management framework, which includes the Board’s review of specific high-priority risks on a regular basis throughout the year.

Key Corporate Governance Documents. The following key corporate documents are available at www.pepsico.com under “About”—“Corporate Governance” and are also available in print upon written request to the Corporate Secretary of PepsiCo at 700 Anderson Hill Road, Purchase, New York 10577: Corporate Governance Guidelines; the Global Code of Conduct; and the Charters of our Audit, Compensation, Nominating and Corporate Governance, and Sustainability and Public Policy Committees of the Board.

Our Standards of Conduct

PepsiCo is proud of its commitment to deliver sustained growth through empowered people acting with responsibility and building trust.

Global Code of Conduct. This commitment is evidenced in part by our robust Global Code of Conduct, which is designed to provide our directors and employees with guidance on how to act legally and ethically while performing work for PepsiCo. PepsiCo works hard to communicate its values clearly and regularly throughout its operations, including by conducting an annual Global Code of Conduct training program for employees. Annually, all of PepsiCo’s directors and executives, including all of our executive officers, certify their compliance with our Global Code of Conduct. Through these efforts, we are focused on developing a culture of empowering people across the Company to act with responsibility and to build trust by embracing the principles of our Global Code of Conduct and our core values: respect in the workplace; trust in the marketplace; fairness in our business relationships; honesty in business conduct; and purpose in our world.

Insider Trading Policy. PepsiCo has adopted an Insider Trading Policy governing the purchase, sale and/or other dispositions of Company securities by our directors, executive officers, and certain other executives at PepsiCo, as well as by the Company itself. We believe the Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and Nasdaq listing standards. A copy of our Insider Trading Policy is filed as Exhibit 19 to our Annual Report on Form 10-K for the fiscal year ended December 27, 2025.

Prohibition on Hedging and Pledging. To further align the interests of PepsiCo’s directors, officers and employees with those of our shareholders, under PepsiCo’s Global Code of Conduct and Insider Trading Policy, the Company prohibits all directors, officers and employees from engaging in activities that are designed to hedge or offset any decrease in the market value of PepsiCo stock (including purchasing financial instruments such as prepaid variable forward contracts, collars, exchange funds or equity swaps or engaging in short sales). In addition, directors, officers and employees may not hold PepsiCo securities in a margin account or pledge PepsiCo stock or PepsiCo stock options as collateral for a loan or otherwise.

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Corporate Governance at PepsiCo

Our Board of Directors

Our Board of Directors represents the interests of our shareholders and oversees the Company’s business and affairs pursuant to the North Carolina Business Corporation Act and our governing documents. Members of the Board, all of whom are elected annually, oversee the Company’s business and affairs by, among other things, participating in Board and Committee meetings, reviewing materials provided to them, engaging with the Chairman and CEO and with key members of management and associates, bringing in outside experts, and discussing feedback from shareholders and other stakeholders.

Outstanding Board Member Attendance. Regular attendance at Board meetings and the Annual Meeting of Shareholders is expected of each director. In fiscal year 2025, our Board of Directors held nine meetings and our Committees held nineteen meetings in the aggregate. In fiscal year 2025, no incumbent director attended fewer than 75% of the total number of Board and applicable Committee meetings. All fifteen directors then serving attended the 2025 Annual Meeting of Shareholders.

Board Leadership Structure

PepsiCo’s governing documents enable the Board to determine the appropriate Board leadership structure for the Company and allow the roles of Chairman of the Board and CEO to be filled by the same or different individuals. This approach allows the Board the opportunity to determine whether the two roles should be separate or combined based upon the Company’s needs in light of the dynamic environment in which we operate and the Board’s assessment of the Company’s leadership from time to time.

The Board regularly considers and is open to different structures as circumstances may warrant. During its most recent evaluation of its leadership structure, the Board determined that the current combined Chairman and CEO structure, together with a strong independent Presiding Director with clearly defined and robust responsibilities as set forth on page 26, strikes the right balance between effective independent oversight of PepsiCo’s business and Board activities and strong and consistent corporate leadership, and provides the best leadership structure for the Company at this time.

Ian Cook has served as the Presiding Director of the Board since 2013, drawing on his experience from 40-plus years at a multinational consumer products company, including 12 years as chief executive officer. As part of the Board’s ongoing commitment to thoughtful Board refreshment and robust succession planning, the independent directors in February 2026 elected Cesar Conde to serve as the next Presiding Director, effective May 6, 2026, subject to his election by shareholders at the 2026 Annual Meeting.

This structure promotes a clear and unified strategic vision and is beneficial at this time given the complex and dynamic consumer and retail landscape. This leadership structure, along with having independent directors chair each of the Company’s four Committees, also enhances the Board’s oversight of material risks because the Chairman and CEO is uniquely positioned to identify emerging risks while the Presiding Director and Committee Chairs provide independent oversight of the Company’s risk management programs.

In making the leadership structure determination, the Board gave thorough consideration to a number of factors, including: (i) the strategic goals of the Company, (ii) the unique opportunities and challenges PepsiCo is facing, (iii) the breadth and complexity of PepsiCo’s business and global footprint, (iv) the various capabilities of our directors, (v) the dynamics of our Board, (vi) PepsiCo’s shareholder base and investor feedback, (vii) the current industry environment and (viii) the status of PepsiCo’s progress with respect to key strategic initiatives. The Board also reflected upon the Company’s strong, independent oversight function exercised by our actively engaged Board, which consists entirely of independent directors other than our Chairman and CEO, as well as the independent leadership provided by our independent Presiding Director and each of the four standing Board Committees, which consist solely of, and are chaired by, independent directors.

The Board recognizes the importance of the Company’s leadership structure to our shareholders and will continue to regularly assess the Board leadership structure with careful consideration of the input obtained through engagement with our shareholders.

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Corporate Governance at PepsiCo

Ramon L. Laguarta CHAIRMAN AND CEO	Cesar Conde PRESIDING DIRECTOR-ELECT Chairman, NBCUniversal News Group
The independent directors believe that our current Chairman of the Board and CEO, Ramon L. Laguarta, as an experienced leader with deep operational experience, particularly in international markets, and extensive knowledge of the Company, food and beverage industry and risk management practices that Mr. Laguarta gained from working 30 years at PepsiCo in a variety of executive and general management roles, serves as a highly effective bridge between the Board and management. In his role as Chairman and CEO, Mr. Laguarta is in the best position to be aware of key issues facing the Company, and to effectively communicate with various internal and external constituencies about critical business matters. During this period of significant change for PepsiCo as we implement key strategic and ongoing transformation initiatives and navigate the rapidly evolving business environment, the independent directors believe that the Company is best served by having one clear leader in both the Chairman and CEO roles who has the vision and leadership to execute on the Company’s strategy and create shareholder value.

As part of the Board’s ongoing commitment to thoughtful Board refreshment and robust succession planning, the independent directors in February 2026 elected Cesar Conde to serve as the next Presiding Director, effective May 6, 2026, subject to his election by shareholders at the 2026 Annual Meeting. This election followed the Board’s extensive reviews of its leadership structure and governance practices, including an assessment of future Board leadership needs and the skills required to support the Company’s strategic priorities.

In electing Mr. Conde, the Board considered his strategic leadership and digital transformation experience and deep expertise in consumer markets gained through his over 20 years of experience serving in senior leadership positions at media companies, including as Chairman of the NBCUniversal News Group, as well as his governance experience stemming from his board service at PepsiCo and other public companies and exceptional interpersonal and communication skills. The Board believes this planned transition further reinforces the effectiveness of the Company’s governance structure.

Role of Presiding Director. Our Corporate Governance Guidelines provide that if the Chairman of the Board is not an independent director, an independent director shall be designated as the Presiding Director by the independent members of the Board based on the recommendation of the Nominating and Corporate Governance Committee. Except as the independent directors may otherwise determine, the Presiding Director is appointed for a term of three years.

The Board evaluates the Presiding Director’s performance annually under the guidance of the Nominating and Corporate Governance Committee. The duties of our independent Presiding Director are robust and consistent with the responsibilities generally held by independent “lead directors” at other public companies.

Presiding Director Duties:

■	Presides at all meetings of the Board at which the Chairman of the Board is not present, including executive sessions of the independent directors
■	Serves as a liaison between the Chairman of the Board and the independent directors
■	Has authority to approve information sent to the Board
■	Approves meeting agendas for the Board, including Board consideration of any matters as he or she deems appropriate, including risk-related matters
■	Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items
■	Works with the Board Committee Chairs to oversee the annual assessment of the Board and Committees, including assessment of the effectiveness and appropriateness of the process by which the Board identifies, assesses, addresses and monitors the Company’s enterprise risks
■	Has the authority to call meetings of the independent directors
■	If requested by major shareholders, ensures that he or she is available for consultation and direct communication

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Corporate Governance at PepsiCo

In addition to these responsibilities and assisting the Board in the fulfillment of its responsibilities in general, the Presiding Director has over the past few years performed additional duties including:

■	meeting with the Chairman and CEO after the executive sessions of independent directors held at each regularly scheduled Board meeting to provide feedback on the independent directors’ deliberations;
■	regularly speaking with the Chairman and CEO between Board meetings to discuss any matters of concern, often following consultation with other independent directors;
■	working with the Nominating and Corporate Governance Committee to guide the Board’s governance processes, including developing recommendations for Board and Committee structure, size and composition, including Board succession planning, and for the Board’s approach to performing its duties;
■	meeting regularly with members of senior management other than the Chairman and CEO; and
■	representing the Board in communications with shareholders, including on sustainability matters.

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Corporate Governance at PepsiCo

Director Independence

Independence Determination

The Company’s Corporate Governance Guidelines provide that an independent director is a director who meets the Nasdaq definition of independence, as determined by the Board. This definition is included in the Corporate Governance Guidelines, which are available at www.pepsico.com under “About”—“Corporate Governance.” In making a determination of whether a director has any relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, the Board of Directors considers all relevant facts and circumstances, including but not limited to the director’s commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships.

Consistent with these considerations, the Board of Directors has affirmatively determined that all of our non-management director nominees, who are listed below, are independent within the meaning of the SEC and Nasdaq rules. The Board had also previously determined that Darren Walker, who retired from the Board in November 2025, and Segun Agbaje and Dr. David C. Page, who currently serve on the Board, are independent.

Independent Director Nominees
Jennifer Bailey	Susan M. Diamond	Sir Dave J. Lewis
Cesar Conde	Dina Dublon	Robert C. Pohlad
Ian Cook	Michelle Gass	Daniel Vasella, MD
Edith W. Cooper	David W. Gibbs	Alberto Weisser

In arriving at the foregoing independence determination, the Board of Directors thoroughly considered the relationships described under “Transactions with Related Persons” on page 29 of this Proxy Statement and determined that they do not impair Mr. Pohlad’s independence or his ability to exercise independent judgment in carrying out the responsibilities of a director.

Executive Sessions of Independent Directors

The independent directors hold regularly scheduled executive sessions of the Board and its Committees without Company management present. These executive sessions are chaired by the independent Presiding Director (at Board meetings) or by the independent Committee Chairs (at Committee meetings). The independent directors met in executive session at all of the regularly scheduled Board meetings held in 2025. Regular executive sessions are also held by each Committee.

Related Person Transactions

The Board of Directors has adopted written Related Person Transaction Policies and Procedures that generally apply to any transaction or series of transactions:

■	in which the Company or a subsidiary was or is a participant;
■	where the amount involved exceeds or is expected to exceed $120,000 since the beginning of the Company’s last completed fiscal year; and
■	in which the related person (i.e., a director, director nominee, executive officer, greater than five percent beneficial owner of the Company’s Common Stock, or any immediate family member of any of the foregoing) has or will have a direct or indirect material interest.

The transactions described above are submitted to the Audit Committee for review and approval or ratification.

Review and Approval of Transactions with Related Persons

In determining whether to approve, ratify or disapprove of the entry into a related person transaction, the Audit Committee considers all relevant facts and circumstances and takes into account, among other factors:

■	whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances;
■	whether the transaction would impair the independence of an outside director; and
■	whether the transaction would present an improper conflict of interest for any director or executive officer of the Company.

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Corporate Governance at PepsiCo

The Audit Committee has considered and adopted standing pre-approvals under the policy for limited transactions with related persons. The Company’s General Counsel maintains a list of transactions deemed pre-approved under the policy for review by any Board member.

Transactions with Related Persons

The Board thoroughly considered the following ongoing transactions that are indirectly related to Robert C. Pohlad and determined that the transactions do not impair Mr. Pohlad’s independence or his ability to exercise independent judgment in carrying out the responsibilities of a director of the Company:

■	Mr. Pohlad and his immediate family members indirectly own a majority of the equity interests in the Minnesota Twins, a Major League Baseball team. Members of Mr. Pohlad’s immediate family are employed by the Minnesota Twins, including his son, Thomas Pohlad, who serves as Chairman of the Board and is a current executive officer of the Minnesota Twins, serving as Executive Chair. PepsiCo and the Minnesota Twins are parties to sponsorship agreements with respect to the sale of PepsiCo products at the Minnesota Twins’ stadium. In 2025, PepsiCo made payments to the Minnesota Twins of approximately $1,045,000 in connection with sponsorship agreements, and PepsiCo received payments of approximately $1,366,000 from the Minnesota Twins and independent third parties in connection with the sale of PepsiCo products at the Minnesota Twins’ stadium. Transactions between the Minnesota Twins and PepsiCo, individually and in the aggregate, represented less than 1% of the annual revenues of the Minnesota Twins and PepsiCo for each of 2025, 2024 and 2023.
■	Mr. Pohlad and his brothers indirectly own an equity interest of approximately 13% in Minnesota United, a Major League Soccer team. PepsiCo and Minnesota United are parties to a sponsorship agreement with respect to the sale of PepsiCo products at the Minnesota United’s stadium. In 2025, PepsiCo made payments to Minnesota United of approximately $190,000 in connection with a sponsorship agreement, and PepsiCo received payments of approximately $220,000 from an independent third party in connection with the sale of PepsiCo products at Minnesota United’s stadium. Payments from the independent third party to PepsiCo, individually and in the aggregate, represented less than 1% of the annual revenues of PepsiCo for each of 2025, 2024 and 2023. Payments from PepsiCo to Minnesota United, individually and in the aggregate, represented less than 1% of the annual revenues of Minnesota United for each of 2025, 2024 and 2023.
■	Mr. Pohlad and his immediate family members indirectly own an equity interest of approximately 90% in an entity that owns a number of Little Caesars franchises. PepsiCo and Little Caesar Enterprises, Inc., an unrelated third party that is the franchisor of the Little Caesars brand in the United States, are parties to an agreement governing the purchase of beverage products by approximately 3,500 Little Caesars franchises, including the Little Caesars franchises that were owned by the entity affiliated with Mr. Pohlad during 2025 (the “Pohlad Little Caesars Franchises”) and any additional Little Caesars franchises that such entity acquires in the future. In 2025, the Pohlad Little Caesars Franchises made payments of approximately $1,413,000 to PepsiCo in connection with beverage sales and PepsiCo made rebate payments of approximately $136,000 to these Little Caesars franchises. Payments from the Pohlad Little Caesars Franchises to PepsiCo, individually and in the aggregate, represented less than 1% of the annual revenues of PepsiCo for each of 2025 and 2024. Rebate payments from PepsiCo to the Pohlad Little Caesars Franchises, individually and in the aggregate, represented less than 1% of the aggregate annual revenues of these Little Caesars franchises for each of 2025 and 2024.

Mr. Pohlad is and was not involved in negotiating any of these arm’s-length transactions. The Board thoroughly considered these relationships and determined that they do not impair Mr. Pohlad’s independence or his ability to exercise independent judgment in carrying out the responsibilities as a director of the Company.

In addition, Meaghan Spillane is a Key Account Manager, PepsiCo Beverages North America (PBNA) at PepsiCo and daughter of Marie T. Gallagher, former Senior Vice President and Controller of PepsiCo. Ms. Spillane received total compensation of approximately $186,800 in fiscal year 2025, and participates in the general welfare and benefit plans of PepsiCo. Ms. Spillane’s compensation was established in accordance with PepsiCo’s employment and compensation practices applicable to employees with equivalent qualifications and responsibilities and holding similar positions. Ms. Gallagher does not have a material interest in her daughter’s employment, nor does she share a household with her.

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Corporate Governance at PepsiCo

Committees of the Board of Directors

The Board of Directors has four standing Committees: Audit, Compensation, Nominating and Corporate Governance, and Sustainability and Public Policy. The table below indicates the current members of each Board Committee:

	Audit**	Compensation***	Nominating and Corporate Governance	Sustainability and Public Policy****
Segun Agbaje*	E
Jennifer Bailey
Cesar Conde (Presiding Director-Elect)
Ian Cook (Presiding Director)
Edith W. Cooper
Susan M. Diamond	E
Dina Dublon
Michelle Gass
Ramon L. Laguarta
Sir Dave J. Lewis
David C. Page, MD*
Robert C. Pohlad
Daniel Vasella, MD
Alberto Weisser	E

= Committee Chair
E	= Audit Committee Financial Expert
*	Segun Agbaje and Dr. David C. Page will not stand for re-election at the 2026 Annual Meeting.
**	Effective May 6, 2026, David W. Gibbs will join the Audit Committee, if elected to the Board by our shareholders at the 2026 Annual Meeting, and Edith W. Cooper will stop serving on the Audit Committee.
***	Effective May 6, 2026, Edith W. Cooper will serve as the Chair of the Compensation Committee and Cesar Conde will stop serving on the Compensation Committee.
****	Effective May 6, 2026, Alberto Weisser will join the Sustainability and Public Policy Committee (in addition to serving on the Audit Committee).

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Corporate Governance at PepsiCo

Audit Committee Met seven times in 2025 Current Committee Members Susan M. Diamond CHAIR Segun Agbaje Jennifer Bailey Edith W. Cooper Alberto Weisser

Primary Responsibilities

■   Engaging and overseeing the Company’s independent registered public accounting firm (taking into account the vote on shareholder ratification) and considering the independence, qualifications and performance of the independent registered public accounting firm

■   Approving all audit and permissible non-audit services to be performed by the independent registered public accounting firm

■  Reviewing and evaluating the performance of the lead audit partner of the independent registered public accounting firm and periodically considering whether there should be a rotation of the independent registered public accounting firm

■  Overseeing the quality and integrity of PepsiCo’s financial statements and its related accounting and financial reporting processes and internal control over financial reporting, and the audits of PepsiCo’s financial statements, including reviewing with management and the independent registered public accounting firm PepsiCo’s annual audited and quarterly financial statements and other financial disclosures, including earnings releases

■  Reviewing and approving the internal audit department’s audit plan, staffing, budget and responsibilities

■  Reviewing PepsiCo’s compliance with legal and regulatory requirements, including by reviewing and discussing the implementation and effectiveness of PepsiCo’s compliance program

■  Establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding (i) accounting, internal accounting controls or auditing matters and other federal securities law matters and (ii) confidential, anonymous submissions by employees of concerns regarding accounting or auditing matters or other federal securities law matters

■  Reviewing and assessing the guidelines and policies governing PepsiCo’s risk management and oversight processes, and assisting the Board’s oversight of PepsiCo’s financial, compliance and employee safety risks

■  Reviewing and providing oversight of all related person transactions

Financial Expertise and Independence

The Board of Directors has determined that Segun Agbaje, Susan M. Diamond and Alberto Weisser satisfy the criteria adopted by the SEC to serve as “audit committee financial experts” and that all of the members of the Committee are independent directors pursuant to the applicable requirements under the SEC and Nasdaq rules.

No Audit Committee member concurrently serves on the audit committee of more than two other public companies.

Report

The Audit Committee Report is set forth beginning on page 45 of this Proxy Statement.

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Corporate Governance at PepsiCo

Compensation Committee Met five times in 2025 Current Committee Members Cesar Conde CHAIR Dina Dublon David C. Page Robert C. Pohlad Daniel Vasella, MD

Primary Responsibilities

■  Overseeing policies relating to compensation of the Company’s executives and making recommendations to the Board with respect to such policies

■  Overseeing engagement with shareholders on executive compensation matters

■  Overseeing the design of all material employee benefit plans and programs of the Company, its subsidiaries and divisions

■  Meeting at least annually with the CEO to discuss the CEO’s self-assessment in achieving individual and corporate performance goals and objectives

■  Evaluating and discussing with the independent directors the performance of the CEO and recommending the CEO’s compensation to the independent directors based on the CEO’s performance

■  Overseeing the evaluation of the executive officers and other key executives deemed to be under the Compensation Committee’s purview, and evaluating and determining the individual elements of total compensation for such officers

■  Evaluating its relationship with any compensation consultant for any conflicts of interest and assessing the independence of any compensation consultant, legal counsel or other advisors

■  Reviewing and reporting to the Board with respect to director compensation and stock ownership guidelines

Additional information on the roles and responsibilities of the Compensation Committee is provided in the Compensation Discussion and Analysis beginning on page 49 of this Proxy Statement.

Independence

The Compensation Committee is comprised entirely of directors who are independent under the SEC and Nasdaq rules for directors and compensation committee members.

Report

The Compensation Committee Report is set forth on page 82 of this Proxy Statement.

Compensation Advisor

The Compensation Committee has engaged FW Cook as its independent external advisor. The Compensation Committee reviewed its relationship with FW Cook, considered FW Cook’s independence and the existence of potential conflicts of interest, and determined that the engagement of FW Cook did not raise any conflict of interest or other issues that would adversely impact FW Cook’s independence. In reaching this conclusion, the Compensation Committee considered various factors, including the six factors set forth in the SEC and Nasdaq rules regarding compensation advisor conflicts of interest and independence.

Compensation Committee Interlocks and Insider Participation

Cesar Conde, Dina Dublon, Dr. David C. Page, Robert C. Pohlad and Dr. Daniel Vasella served on the Company’s Compensation Committee during fiscal year 2025. No member of the Compensation Committee is now, or has been, an officer or employee of the Company. No member of the Compensation Committee had any relationship with the Company or any of its subsidiaries during 2025 pursuant to which disclosure would be required under applicable SEC rules pertaining to the disclosure of transactions with related persons, other than Mr. Pohlad, as described on page 29 of this Proxy Statement. None of the executive officers of the Company currently serves or served during 2025 on the board of directors or compensation committee of another company at any time during which an executive officer of such other company served on PepsiCo’s Board of Directors or Compensation Committee.

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Corporate Governance at PepsiCo

Nominating and Corporate Governance Committee Met three times in 2025 Current Committee Members Robert C. Pohlad CHAIR Cesar Conde Ian Cook Daniel Vasella, MD

Primary Responsibilities

■  Developing criteria and qualifications, including criteria to assess independence, for selecting director candidates and identifying qualified candidates for membership on the Board and its Committees

■  Developing and recommending to the Board corporate governance guidelines and other corporate policies and otherwise performing a leadership role in shaping the Company’s corporate governance policies and practices

■  Reviewing Board succession plans and overseeing the development of the process and protocols regarding succession plans for the Company’s CEO

■  Making recommendations to the Board concerning the composition, size, structure and activities of the Board and its Committees

■  Overseeing the process for evaluating the Board and its Committees, including assessing and reporting to the Board on the performance of the Board and its Committees

Independence

The Nominating and Corporate Governance Committee is comprised entirely of directors who meet the independence requirements under the Nasdaq rules.

Sustainability and Public Policy Committee Met four times in 2025 Current Committee Members Michelle Gass CHAIR Dina Dublon Sir Dave J. Lewis David C. Page

Primary Responsibilities

■  Assisting the Board’s oversight of risks related to matters overseen by the Committee

■  Reviewing the Company’s sustainability initiatives and engagement

■  Reviewing the Company’s key sustainability programs and related goals it may establish from time to time and monitoring the Company’s progress toward achieving those goals

■  Reviewing the Company’s inclusion policies, programs and initiatives

■  Reviewing and monitoring key public policy trends, issues and regulatory matters and the Company’s engagement in the public policy process

■  Overseeing the Company’s Political Contributions Policy and reviewing the Company’s political activities and expenditures

Independence

The Sustainability and Public Policy Committee is comprised entirely of directors who meet the independence requirements under the Nasdaq rules.

The Board’s Role in Strategy Oversight

One of the Board’s key responsibilities is overseeing the Company’s strategy, and the Board has deep experience and expertise in the area of strategy development and insight into the most important issues facing the Company. Setting the strategic course of the Company involves a high level of constructive engagement between management and the Board. Our entire Board acts as a strategy committee and regularly discusses the key priorities of our Company, taking into consideration and adjusting the Company’s long-term strategy to account for global economic, consumer and other significant trends, as well as changes in the food and beverage industries and regulatory initiatives.

■	Annually, the Board conducts an extensive review of the Company’s long-term strategic plans, its annual operating plan and capital structure.
■	Throughout the year and at almost every Board meeting, the Board receives information and updates from management and actively engages with senior leaders with respect to the Company’s strategy, including the strategic plans for our divisions, key transformation initiatives, the competitive environment, sustainability initiatives and human capital management strategies.
■	PepsiCo’s independent directors hold regularly scheduled executive sessions without Company management present, at which strategy is discussed.
■	The Board also regularly discusses and reviews feedback on strategy from our shareholders and stakeholders.

The Board receives regular updates, formally and informally, and participates in discussions with management about any key global events that may impact the Company as they arise.

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The Board’s Oversight of Risk Management

The Board recognizes that the achievement of our strategic and operating objectives involves risks, many of which evolve over time. The Board has oversight responsibility for PepsiCo’s integrated risk management framework, which is designed to identify, assess, prioritize, address, manage, monitor and communicate these risks across the Company’s operations, and foster a corporate culture of integrity and risk awareness. Consistent with this approach, one of the Board’s primary responsibilities is overseeing and interacting with senior management with respect to key aspects of the Company’s business, including risk assessment and risk mitigation concerning the Company’s top risks.

The Board receives and provides feedback on regular updates from management regarding the Company’s top risks, including updates from members of management responsible for overseeing impacted areas, governance processes associated with managing these risks, the status of projects to strengthen the Company’s risk mitigation efforts and recent incidents impacting the industry and threat landscape. In evaluating top risks, the Board and management consider short-, medium-, and long-term potential impacts on the Company’s business, financial condition, and results of operations, including looking at the internal and external environment when evaluating risks, risk amplifiers and emerging trends, and considers the risk horizon as part of prioritizing the Company’s risk mitigation efforts.

The Board receives updates through presentations, memos and other written materials, videoconferences, and other appropriate means of communication, with numerous opportunities for discussion and feedback, and continuously evaluates its approach in addressing top risks as circumstances evolve. PepsiCo’s risk oversight processes and disclosure controls and procedures are designed to appropriately escalate key risks to the Board as well as to analyze potential risks for disclosure. The Board also receives periodic updates from external experts and advisers on global macroeconomic trends and conditions that may impact the Company’s strategy and financial performance, which have included geopolitical conflicts, economic instability, labor market trends, changing consumer behavior, retail disruption, digitalization, and artificial intelligence (“AI”).

RISK MANAGEMENT FRAMEWORK

BOARD OVERSIGHT

Board of Directors

The Board has oversight responsibility for PepsiCo’s integrated risk management framework. Throughout the year, the Board and the relevant Committees receive updates from management with respect to various enterprise risk management issues and dedicate a portion of their meetings to reviewing and discussing specific risk topics in greater detail, including risks related to cybersecurity, food safety, sustainability and human capital management.

The Board has tasked designated Committees of the Board with oversight of certain categories of risk management, and the Committees report to the Board regularly on these matters.

Audit Committee

Reviews and assesses the guidelines and policies governing the Company’s risk management and oversight processes, and assists with the Board’s oversight of financial, compliance and employee safety risks facing the Company.

The Audit Committee also assists the Board’s oversight of the Company’s compliance with legal and regulatory requirements, and the General Counsel and the Chief Compliance & Ethics Officer, who reports to the General Counsel, each meets regularly with the Audit Committee, including in executive session without management present.

Compensation Committee

Reviews the Company’s employee compensation policies and practices to assess whether such policies and practices could lead to unnecessary risk-taking behavior.

Nominating and Corporate Governance Committee

Assists the Board in its oversight of the Company’s governance structure and other corporate governance matters, including succession planning.

Sustainability and Public Policy Committee

Assists the Board in its oversight of the Company’s policies, programs and related risks that concern key sustainability, inclusion and public policy matters, including climate change.

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Sources of Risk Identification & Mitigation

PepsiCo Risk Committee (PRC)

■  Comprised of a cross-functional, geographically diverse, senior management group, including PepsiCo’s Chairman of the Board of Directors and Chief Executive Officer, Chief Financial Officer, General Counsel, Region Chief Executive Officers and the heads of Enterprise Risk, Corporate Affairs, Human Resources, Research & Development, Information Technology, Sustainability, Strategy, Transformation, International Beverages, Commercial, Global Operations and Marketing

■  Meets regularly to identify, assess, prioritize and address top strategic, financial, operating, compliance, safety, reputational, and other risks

■  Responsible for reporting progress on risk mitigation efforts to the Board

Segment, Key Market and Function Risk Committees

■  Comprised of cross-functional or functional senior management teams

■  Meet regularly to identify, assess, prioritize and address segment and market-specific business risks

Risk Management Office (RMO)

■  Manages the overall risk management process

■  Provides ongoing guidance, tools and analytical support to the PRC and the segment, key market and function risk committees

■  Identifies and assesses potential risks and facilitates ongoing communication between the parties, as well as the Board and Committees of the Board

Internal Audit Department

■  Evaluates the ongoing effectiveness of key internal controls through periodic audit and review procedures

Law and Compliance & Ethics

■  Lead and coordinate compliance policies and practices

Disclosure Committee

■  Comprised of the General Counsel, Controller and heads of Internal Audit, Financial Planning & Analysis and Investor Relations

■  Evaluates information from PepsiCo’s integrated risk management framework as part of the Disclosure Committee’s monitoring of the integrity and effectiveness of the Company’s disclosure controls and procedures

OVERSIGHT OF CERTAIN KEY RISKS

Oversight of Food Safety Risks	Due to the critical nature of food safety to our business, the full Board oversees and regularly interacts with senior management, including the Company’s Chief Science Officer, on food safety matters, such as evolving regulations, changes to the Company’s product portfolio and supply chain infrastructure, key food safety risk areas and mitigation strategies. The Board is also appropriately advised of any notable food safety incidents.
Oversight of Portfolio Transformation Risks	The Board oversees the Company’s portfolio transformation strategy and initiatives, including progress made towards achieving our product-related goals. The Board receives regular updates from management on this topic, including from the Company’s Chief Science Officer and Chief Consumer and Marketing Officer, including regarding consumer trends and preferences, changes in the regulatory landscape and key developments in the global food and beverage industries. The Sustainability and Public Policy Committee further assists the Board in providing focused oversight of our portfolio transformation initiatives.
Oversight of Transformation Strategy Risks	The Board is highly engaged in overseeing the productivity and restructuring initiatives that the Company is currently executing, including those related to achieving certain commercial and financial priorities to improve our marketplace competitiveness and financial performance announced during 2025. The Board receives and provides feedback on regular updates from management, including the Company’s Chief Financial Officer, Chief Strategy and Transformation Officer and regional CEOs, regarding the identification and implementation of initiatives related to productivity, digitalization of our operations and organizational restructurings.

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Oversight of Cybersecurity Related Risks	Given that cybersecurity risks can impact various areas of responsibility of the Committees of the Board, the Board believes it is useful and effective for the full Board to maintain direct oversight of cybersecurity matters. The Board receives and provides feedback on regular updates from management, including from the Company’s Chief Strategy and Transformation Officer and the Company’s Chief Information Security Officer, regarding cybersecurity governance processes, the status of projects to strengthen internal cybersecurity, results from third-party assessments and also discusses any significant cyber incidents, including recent incidents throughout the industry and the emerging threat landscape, including with respect to AI.
Oversight of Human Capital Management Related Risks	The Board is actively engaged in overseeing senior management development and succession as well as key human capital management strategies and potential related risks. The Compensation Committee oversees the design of all material employee benefit plans and programs, the Nominating and Corporate Governance Committee oversees CEO and director succession plans, and the Sustainability and Public Policy Committee oversees initiatives and progress related to inclusion. Each Committee provides reports and feedback to the full Board for its collective review and discussion. For more information, please see “The Board’s Role in Talent Development and Human Capital Management” beginning on page 36 of this Proxy Statement.

At its February 2026 meeting, the Compensation Committee reviewed the results of the 2025 annual compensation risk assessment and concluded that the risks arising from the Company’s overall compensation programs are not reasonably likely to have a material adverse effect on the Company.

The Company believes that the Board’s leadership structure, discussed in detail under “Board Leadership Structure” on pages 25-27 of this Proxy Statement, supports the risk oversight function of the Board, with the Chairman and CEO uniquely positioned to identify emerging risks while the independent Presiding Director and Chairs of the Board’s four Committees provide independent oversight of the Company’s risk management programs.

The Board’s Role in Talent Development and Human Capital Management

The Board believes that talent development and human capital management are critical to our long-term success. They are integral elements of our strategic framework, and we strive to create an inclusive workplace with meaningful opportunities that will attract and retain the best and brightest in a competitive talent landscape.

Our Board’s involvement in leadership development and succession planning is systematic and ongoing, and the Board provides input on important decisions in each of these areas. The Board has primary responsibility for succession planning for the CEO and oversight of other executive officer positions. The Nominating and Corporate Governance Committee oversees the development of the process and protocols regarding succession plans for the CEO, and annually reviews these protocols. To assist the Board, the CEO annually provides the Board with an assessment of senior managers and their potential to succeed to the position of CEO. The Board meets regularly with high-potential executives, both in small group and one-on-one settings. The Board has overseen appointments of current direct reports of the CEO with a focus on building a highly skilled executive team that brings a broad array of opinions and perspectives that are reflective of our global businesses. This includes the appointment of Steve Schmitt as Chief Financial Officer of PepsiCo in 2025.

With respect to the broader organization, our Board actively oversees our continuous efforts to develop and maintain a corporate culture that is aligned with our long-term strategy. This includes reinforcing a set of behaviors throughout the Company that we think are critical to empower performance, which we call One PepsiCo Way, including acting as owners and acting with integrity.

PepsiCo is focused on developing a culture that is aligned with our long-term strategy, including reinforcing a set of behaviors throughout the Company that we think are critical to empower performance, which we call One PepsiCo Way.

One PepsiCo Way	Be Consumer Centric	Act as Owners	Focus & Get Things Done Fast	Raise the Bar on Talent	Include Every Voice	Celebrate Success	Act with Integrity

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In addition, the Board and its applicable Committees regularly engage with employees at all levels of the organization to provide oversight on a broad range of other human capital management topics, including talent attraction and retention, inclusion, health and safety, training and development and compensation and benefits. Employee feedback is considered in designing and evaluating employee programs and benefits and in monitoring current practices for potential areas of improvement.

Information on the actions that PepsiCo, under the Board’s oversight and guidance, has taken on various human capital management matters, including employee engagement, employee learning and development, health and safety and employee well-being and inclusion can be found on our website at www.pepsico.com/esg-topics.

Political Contributions Policy

In 2005, PepsiCo adopted a Political Contributions Policy which is amended from time to time. The Political Contributions Policy states, among other things, that details on PepsiCo’s political contributions are posted on our website on an annual basis, and that while the Company generally does not provide contributions from corporate funds to candidates outside the U.S., it will appropriately post any such contribution along with other political contributions on our website.

The Political Contributions Policy, together with other policies and procedures of the Company, guide PepsiCo’s approach to political contributions. As specified in its Charter, the Sustainability and Public Policy Committee oversees this policy and is responsible for reviewing the Company’s key public policy trends, issues and regulatory matters, its engagement in the public policy process and the Company’s political activities and expenditures. In addition, our Board receives information regarding the Company’s public policy initiatives and developments as necessary.

In keeping with our goal of transparency, our Political Contributions Policy and our annual U.S. political contributions are posted at www.pepsico.com under “About”—“Sustainability”—“ESG Topics A-Z”—“Ethics & Governance”—“Public Policy Engagement, Political Activities and Contributions Guidelines.” Additionally, over the years, we have significantly enhanced our website disclosure of political spending and lobbying activities by including the following information:

■	a link to PepsiCo’s quarterly federal lobbying reports;
■	the total annual amount of PepsiCo’s federal lobbying-related expenditures in the United States;
■	information about our key lobbying priorities and our Board’s oversight of political spending and lobbying activities;
■	criteria to be used in connection with all contributions, including the candidate’s overall character, integrity, personal conduct, and record of public service;
■	a global list of key trade associations and policy groups that lobby on behalf of PepsiCo to which PepsiCo contributes over $25,000 annually; and
■	the names of the lobbyist firms with which we directly contract.

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Our Sustainable Business Practices

We are focused on making our Company Faster, Stronger and Better at meeting the needs of our shareholders, customers, consumers, partners and communities, while caring for our planet and inspiring our associates around the world.

Sustainability initiatives have been woven into our business since we first articulated our purpose agenda twenty years ago, and we continue to believe our PepsiCo Positive (pep+) agenda will enable PepsiCo to succeed as a global company that creates long-term value for our shareholders and society.

Throughout the year, the Board and the relevant Committees receive updates from and discuss with management sustainability, human capital management and public policy matters.

To assist our Board in its oversight and to align our sustainability agenda with business objectives, the Board also refined the roles of its Committees by establishing a Sustainability and Public Policy Committee in 2017. The Committee, which is comprised entirely of independent directors, assists the Board in providing more focused oversight over the Company’s policies, programs and related risks that concern key sustainability, inclusion and public policy matters. In addition, the Committee reviews PepsiCo’s sustainability programs and goals and monitors our progress toward achieving such goals.

PepsiCo Positive (pep+)

In 2021, we introduced PepsiCo Positive (pep+), a strategic end-to-end transformation that places sustainability at the center of our business strategy, seeking to drive growth and build a stronger, more resilient future for PepsiCo and the communities where we operate. Through pep+, we seek to continue to transform the way we do business, inspiring others along the way to work together to advance positive change.

In 2025, PepsiCo announced refined climate, packaging, agriculture, and water goals that continue to build on progress and learnings since the launch of the pep+ business strategy. In refining our sustainability goals, PepsiCo is strengthening the resilience of our business and honing our focus to where we believe we can have the most positive impact.

Sustainability updates, including discussions of our initiatives and challenges to our ability to achieve pep+ goals, are reflected on our web-based ESG Topics A-Z reporting platform on the Company’s website, available at www.pepsico.com/esg-topics. We regularly review our sustainability goals and initiatives and consider changes that are from time to time warranted, including in the context of new developments, including business growth, necessary investments relating to our initiatives and steps necessary to maintain Science Based Target alignment (which advises that targets are reviewed and, if necessary, recalculated and revalidated every five years at a minimum), as well as external developments.

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Shareholder and Stakeholder Engagement

We believe that regular, transparent communication with our shareholders and other stakeholders is essential to PepsiCo’s long-term success.

We value the views of our shareholders and other stakeholders, and the input that we receive from them is a cornerstone of our corporate governance practices. Through these engagements, we seek to ensure that corporate governance at PepsiCo is a dynamic framework that can both accommodate the demands of a rapidly changing business environment and remain responsive to the priorities of our shareholders and other stakeholders.

We engage with our shareholders and other stakeholders year-round in a variety of ways:

■	Our Investor Relations team regularly meets with shareholders, prospective shareholders and investment analysts. As appropriate, these meetings include our Chairman of the Board and CEO and Chief Financial Officer. These meetings are generally focused on our portfolio strategy, financial and operating performance, and capital allocation.
■	Members of our management team also regularly engage with shareholders and other stakeholders to discuss our business strategy, corporate governance and executive compensation practices, sustainability initiatives, human capital management, and inclusion-related initiatives to solicit feedback on these and a variety of other topics of interest.
■	In addition, we have had an ongoing dialogue with various shareholders and other stakeholders, including meeting with diverse stakeholders often in collaboration with leading non-profit groups that bring together nongovernmental organizations and businesses. During these discussions, our shareholders and other stakeholders have engaged with us on such topics as climate change, packaging, nutrition, water scarcity, public health, inclusion-related initiatives, nature and biodiversity, sustainable agriculture, and sustainability reporting.
■	We are also engaged with other key stakeholders through our active participation and membership in leading corporate governance organizations, such as the Harvard Law School Program on Corporate Governance, the Council of Institutional Investors and the Society for Corporate Governance.
■	We seek feedback from stakeholders in developing key sustainability programs. For example, we engaged more than 50 stakeholders across several geographic areas during the original development of the PepsiCo Positive (pep+) framework, including multilateral organizations, non-profit organizations and members of academia. We also engaged extensively with stakeholders in the lead-up to, and following the announcement of, our refined pep+ goals in 2025.

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In addition, the following highlights specific aspects of our shareholder outreach and engagement efforts that take place before, during and after our Annual Meeting of Shareholders:

Before Annual Meeting of Shareholders (Winter/Spring)

- Actively engage with all shareholder proposal proponents to better understand their perspectives
- Review shareholder proposals and responses with the Board and appropriate Committees
- Publish Annual Report and Proxy Statement
- Discuss Proxy Statement voting items and other topics of interest with institutional shareholders

Annual Meeting of Shareholders (Spring)

- Shareholders vote on election of directors, executive compensation, ratification of auditors, shareholder proposals and any other proxy items

After Annual Meeting of Shareholders (Spring/Summer)

- Discuss vote results from the most recent Annual Meeting as well as feedback from proxy season engagement with the Board and appropriate Committees and determine next steps, if any
- Continue outreach efforts to develop a better understanding of the feedback received from and issues important to our shareholders
- Publish updates to our sustainability reporting suite to provide information on our pep+ initiatives

Off-Season Engagement and Evaluation of Practices (Fall/Winter)

- Conduct outreach to shareholders and other stakeholders to discuss business strategy, corporate governance, executive compensation, sustainability and other areas of interest
- Review proxy season trends, investor policy updates, corporate governance best practices and regulatory developments, along with shareholder and stakeholder feedback, and evaluate potential enhancements to Company practices and disclosures with the Board and appropriate Committees

SHAREHOLDER OUTREACH	During the two-month period before the Annual Meeting of Shareholders, we generally contact our 75 largest shareholders, who in 2025 represented approximately 51% of our outstanding shares of Common Stock, offering to discuss a broad range of topics.
PEPSICO PARTICIPANTS	As reflected in our Corporate Governance Guidelines, our Presiding Director is available for consultation and direct communication, if requested by major shareholders. Our engagement program also involves other directors, as well as senior executives and associates from many different parts of the Company, including from PepsiCo’s Communications, Investor Relations, Executive Compensation, Legal, Public Policy and Government Affairs, Scientific Affairs, Life Sciences and Sustainability teams.

Feedback Informs Our Board’s Decisions. The Board and its Committees regularly receive updates on our engagement and a summary of communications is sent to the Board with each regularly scheduled Board meeting to provide insights into feedback from shareholders and other stakeholders and the scope of topics important to them. During Board meetings, PepsiCo’s directors are also provided with the opportunity to discuss and ask questions on shareholder feedback. Our engagement activities have resulted in our receiving valuable feedback from our shareholders and other stakeholders who have provided important external viewpoints that inform our decisions and strategy.

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For example, as a result, in part, of the dialogue and collaboration with our shareholders and other stakeholders in prior years:

Governance

■   The Board amended our Corporate Governance Guidelines over the last several years to:

–  add a requirement that the Nominating and Corporate Governance Committee conduct an annual review of director commitments in connection with the Committee’s recommendation of directors for election to the Board at the Annual Meeting of Shareholders;

–  specifically state that the Board will consider a director’s past shareholder vote in director elections when determining whether to accept a resignation offer of a director who does not receive majority vote support;

–  specifically mention food safety and cybersecurity as areas of Board oversight to reflect current practices; and

–  decrease the total number of public company boards that a non-executive director can serve on from 5 to 4 and establish a limit of 2 total public company boards for directors who are public company executive officers.

■   We amended our Articles of Incorporation in 2019 to eliminate supermajority voting standards, as approved by our shareholders.

■   The Board refined the roles of its Committees by establishing a Sustainability and Public Policy Committee in 2017. The Committee assists the Board in providing more focused oversight over PepsiCo’s policies and programs and related risks that concern key sustainability, inclusion and public policy matters.

■   The Board implemented a proxy access right for shareholders in 2016.

Sustainability

■   For shareholder engagements concerning sustainability topics, PepsiCo participants generally include a member with sustainability or public policy expertise, who is available for a dialogue with shareholders and to answer questions.

■   We continue to strengthen the resilience of our business by advancing our PepsiCo Positive (pep+) agenda, which brings together a number of sustainability-related initiatives under a coherent framework, including those around climate, packaging, agriculture and water.

■   We also maintain and regularly update a sustainability reporting suite, including detailed reporting in our ESG Topics A-Z platform available at www.pepsico.com/esg-topics.

■   We publish a report of the PepsiCo Foundation’s charitable contributions for the prior fiscal year, which is available at www.pepsico.com/esg-topics/philanthropy, to provide information that will be provided in its U.S. tax returns in a reader-friendly format.

■   We also publish a global list of contributions to life sciences-related organizations of which PepsiCo is a member, which is available at www.pepsico.com/esg-topics/public-policy-engagement-political-activities-and-contribution-guidelines.

Compensation	■ After a comprehensive review and consideration of feedback from shareholders, the Compensation Committee adopted changes to the long-term incentive compensation program for executive officers, effective with the 2026 performance year; these changes are described on page 55 of this Proxy Statement.

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Communications with the Board

The PepsiCo Corporate Law Department reviews all communications sent to the Board of Directors and regularly provides to the Board a summary of communications that relate to the functions of the Board or a Committee or that otherwise warrant Board attention. Copies of such communications are also made available to the Board. Directors may at any time discuss the Board communications received by the Company. In addition, the Corporate Law Department may forward certain communications only to the Presiding Director, the Chair of the relevant Committee or the individual Board member to whom a communication is directed. Concerns relating to PepsiCo’s accounting, internal controls or auditing matters are referred directly to members of the Audit Committee. Those items that are unrelated to the duties and responsibilities of the Board or its Committees may not be provided to the Board by the Corporate Law Department, including, without limitation, business solicitations, advertisements and surveys; requests for donations and sponsorships; job referral materials such as resumes; product-related communications; unsolicited ideas and business proposals; and material that is determined to be illegal or otherwise inappropriate.

Shareholders and other interested parties may send communications directed to the Board, a Committee of the Board, Presiding Director, independent directors as a group or an individual director by any of the following means:

By Phone	By Mail	Online @
1-866-626-0633	PepsiCo Board of Directors ATTN: Corporate Secretary PepsiCo, Inc. 700 Anderson Hill Road Purchase, New York 10577	Submit a communication through our website www.pepsico.com under “About”—“Corporate Governance”— “Contacting the Board of Directors”

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2025 DIRECTOR COMPENSATION

Non-employee directors are compensated for their service on the Board as described below. Directors who are employees of the Company receive no additional compensation for serving as directors.

Annual Compensation

Every year, our Board of Directors reviews the competitiveness of our compensation program for non-employee directors. Based on the results of a competitive analysis, supported by the Board’s independent compensation consultant, FW Cook, and upon the recommendation of the Compensation Committee, in 2025, the Board decided to maintain the current annual cash retainer of $120,000 and annual equity retainer of $200,000.

Annual Director Compensation	ADDITIONAL COMPENSATION

An additional $30,000 annual cash retainer

■  Nominating and Corporate Governance Committee Chair

■  Sustainability and Public Policy Committee Chair

An additional $40,000 annual cash retainer

■  Audit Committee Chair

■  Compensation Committee Chair

An additional $50,000 annual cash retainer

■  Presiding Director

The $200,000 annual equity retainer is provided in phantom units of PepsiCo Common Stock that are immediately vested and are payable on the first day of the calendar quarter following the first anniversary of the director’s retirement or resignation from PepsiCo’s Board of Directors, or as of a later date selected by the director. The number of phantom units of PepsiCo Common Stock granted to each director on October 1, 2025 was determined by dividing the $200,000 equity retainer value by the closing price of PepsiCo Common Stock on the grant date, which was $143.14. As such, each director was granted 1,397 phantom units, each representing the right to receive one share of PepsiCo Common Stock and dividend equivalents. Dividend equivalents are reinvested in additional phantom units. Directors may also elect to defer their cash compensation into phantom units payable at the end of the deferral period selected by the directors.

Directors are reimbursed for expenses incurred to attend Board and Committee meetings and receive business travel and accident insurance coverage. Directors do not receive any meeting fees and do not have a retirement plan or receive any benefits such as life or medical insurance. Directors are eligible for matching of charitable contributions through the PepsiCo Foundation, which is generally available to all PepsiCo employees.

Initial Share Grant

Each newly appointed non-employee director receives a one-time grant of 1,000 shares of PepsiCo Common Stock when they join the Board. These shares are immediately vested but must be held until the director leaves the Board.

Governance Features

Our compensation program for non-employee directors operates with the following market-leading governance features:

Shareholder-Approved Cap on Pay. The PepsiCo, Inc. Long-Term Incentive (“LTI”) Plan imposes a limit on the awards that may be granted to any non-employee director in a single calendar year in the following amounts: $500,000 for annual equity awards, $500,000 for annual cash retainers, and $500,000 for one-time initial awards to any newly appointed or elected non-employee director.

Stock Ownership Requirements. To reinforce our ownership philosophy, non-employee directors are required to own shares of PepsiCo Common Stock equal to at least $600,000 (five times the annual cash retainer). Shares or phantom units of PepsiCo Common Stock held either directly by the non-employee director (or immediate family members), in the director’s deferred compensation account, or in a trust for the benefit of immediate family members, count towards satisfying the requirement.

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2025 Director Compensation

Non-employee directors have five years from their appointment to meet their stock ownership requirement. All of our non-employee directors have met or are on track to meet their ownership requirements within the five-year period.

Clawback Provision. Under the terms of our long-term incentive plans, non-employee directors who violate PepsiCo’s Global Code of Conduct, who violate applicable non-compete provisions, or who engage in gross misconduct may be subject to financial consequences. Our long-term incentive plans permit PepsiCo to cancel a non-employee director’s outstanding equity awards if PepsiCo determines that the non-employee director has committed any such violation.

Prohibition on Hedging and Pledging. Our Insider Trading Policy prohibits all directors (including non-employee directors) from using any strategies or products (such as derivative securities or short-selling techniques) to hedge against the potential changes in the value of PepsiCo Common Stock. In addition, directors may not hold PepsiCo securities in a margin account or pledge PepsiCo stock or PepsiCo stock options as collateral for a loan.

Limited Trading Windows. Our directors (including non-employee directors) can only transact in PepsiCo securities during approved trading windows after satisfying mandatory clearance requirements.

2025 Non-Employee Director Compensation

The following table summarizes the compensation of the non-employee directors for the fiscal year ended December 27, 2025.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Segun Agbaje	120,000	200,000	—	320,000
Jennifer Bailey	120,000	200,000	—	320,000
Cesar Conde	160,000	200,000	—	360,000
Ian Cook	170,000	200,000	20,000	390,000
Edith W. Cooper	120,000	200,000	10,000	330,000
Susan M. Diamond	143,333	200,000	20,000	363,333
Dina Dublon	120,000	200,000	20,000	340,000
Michelle Gass	120,000	200,000	—	320,000
Sir Dave J. Lewis	120,000	200,000	13,437	333,437
David C. Page	120,000	200,000	16,000	336,000
Robert C. Pohlad	150,000	200,000	—	350,000
Daniel Vasella, MD(4)	120,000	200,000	72,764	392,764
Darren Walker(5)	150,000	200,000	21,277	371,277
Alberto Weisser	136,667	200,000	—	336,667
(1)	The retainer fee reflects a payment of $60,000 made in arrears in June 2025 for service during the period December 1, 2024 through May 31, 2025 and a payment of $60,000 made in arrears in December 2025 for service during the period June 1, 2025 through November 30, 2025. The following directors elected to defer all of their 2024-2025 cash compensation into PepsiCo’s director deferral program: Mr. Agbaje deferred his $120,000 retainer fees into 860 phantom stock units, Ms. Bailey deferred her $120,000 retainer fees into 860 phantom stock units, Ms. Diamond deferred her $143,333 retainer fees into 1,019 phantom stock units, Sir Dave deferred his $120,000 retainer fees into 860 phantom stock units, and Dr. Vasella deferred his $120,000 retainer fees into 860 phantom stock units. The number of phantom units of PepsiCo Common Stock Mr. Agbaje, Ms. Bailey, Ms. Diamond, Sir Dave, and Dr. Vasella deferred on June 1, 2025 and December 1, 2025 was determined by dividing the deferred cash compensation by the closing price of PepsiCo Common Stock on the grant date (or the next trading day), which was $130.91 and $149.51, respectively.
(2)	The amounts reported for stock awards represent the full grant date fair value of the phantom stock units granted in 2025 calculated in accordance with the accounting guidance on share-based payments.
(3)	The amounts reported in this column include PepsiCo Foundation matching gifts, other charitable contributions or commitments, and the value of gifts. Under the matching gift program, the PepsiCo Foundation matches cash or stock donations to recognized tax-exempt organizations. The PepsiCo Foundation annual contributions are generally capped at a total of $10,000, which was increased by $10,000 in October 2025 during our annual Company-wide giving campaign that encourages associates to give back, for a maximum of $20,000 for the fiscal year. PepsiCo Foundation matching gift contributions are available to all PepsiCo employees and PepsiCo non-employee directors. With respect to Mr. Cook, Ms. Cooper, Ms. Diamond, Ms. Dublon, Sir Dave, Dr. Page, and Mr. Walker, the PepsiCo Foundation made matching contributions of $20,000, $10,000, $20,000, $20,000, $13,437, $16,000, and $20,000, respectively.
(4)	The amount reported under All Other Compensation includes personal use of Company aircraft that is valued based on the aggregate incremental cost to the Company, which is generally allocated based on variable operating costs (such as fuel, maintenance, landing fees, crew expenses, catering, and en route charges) or the cost associated with the use of a charter aircraft. A non-employee director’s spouse or other family members may also fly on Company aircraft. Non-employee directors are fully responsible for all personal income taxes associated with any personal use of Company aircraft.
(5)	Mr. Walker retired from the Board effective November 19, 2025; therefore, his cash retainer fee includes the annual cash retainer of $120,000 and additional $30,000 cash retainer as Sustainability and Public Policy Committee Chair in respect of his Board service from December 1, 2024 through November 19, 2025.

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Proxy Item	Ratification of Appointment of Independent Registered Public Accounting Firm
2	The Board recommends that shareholders vote FOR the ratification of the appointment of KPMG as PepsiCo’s independent registered public accounting firm for fiscal year 2026.

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm (taking into account the vote on shareholder ratification). The Audit Committee has appointed KPMG LLP (“KPMG”) as PepsiCo’s independent registered public accounting firm for fiscal year 2026. KPMG has served as PepsiCo’s independent registered public accounting firm since 1990. While we are not required by our By-Laws or otherwise to seek shareholder ratification of the appointment of KPMG as our independent registered public accounting firm, we are doing so as a matter of good corporate governance. If the shareholders do not ratify the appointment, the Audit Committee will take the vote into consideration when determining whether or not to retain KPMG. The Audit Committee believes that the continued retention of KPMG as our independent registered public accounting firm is in the best interests of our shareholders. Even if the selection of KPMG is ratified by shareholders, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

Representatives of KPMG are expected to be present and available to answer appropriate questions at the 2026 Annual Meeting and will have an opportunity to make statements during the meeting if they desire to do so.

Audit Committee Report

PepsiCo’s Audit Committee reports to, and acts on behalf of, the Board. The Audit Committee is comprised solely of directors who satisfy applicable independence and other requirements of Nasdaq and applicable securities laws. A majority of the members of the Audit Committee are “audit committee financial experts” as defined by SEC rules and regulations.

The Audit Committee’s purpose and responsibilities are set forth in its charter, which is approved and adopted by the Board and is available on PepsiCo’s website at www.pepsico.com under “About”—“Corporate Governance.” The Audit Committee’s Charter is reviewed at least annually and updated, as appropriate, to address changes in regulatory requirements, authoritative guidance, evolving oversight practices and investor feedback.

During 2025, the Audit Committee met seven times and fulfilled each of its duties and responsibilities as outlined in its charter, including reviewing and assessing the guidelines and policies governing PepsiCo’s risk management and oversight processes, overseeing PepsiCo’s compliance with legal and regulatory requirements (including meeting with the Global Chief Compliance & Ethics Officer to discuss PepsiCo’s compliance program), receiving an update on PepsiCo’s Law Department’s compliance with Part 205 of Section 307 of the Sarbanes-Oxley Act of 2002 regarding standards of professional conduct for attorneys and regularly meeting separately with PepsiCo’s General Counsel, Global Chief Compliance & Ethics Officer, General Auditor, Chief Financial Officer and representatives of the independent registered public accounting firm (see page 31 of this Proxy Statement for additional information regarding the Audit Committee’s responsibilities).

Selection and Oversight of the Independent Registered Public Accounting Firm. The Audit Committee assists the Board with its oversight of PepsiCo’s independent registered public accounting firm’s qualifications and independence. The Audit Committee is responsible for appointing, compensating, retaining and overseeing the work of PepsiCo’s independent registered public accounting firm, including approving any services provided by the firm, periodically reviewing and evaluating the performance of the lead audit partner, as well as overseeing the required rotation of KPMG’s lead audit partner and, through the Audit Committee Chair as its representative, reviewing and considering the selection of the lead audit partner. KPMG has served as PepsiCo’s independent registered public accounting firm since 1990. KPMG’s current lead audit partner is required to rotate after completion of the fiscal year 2027 audit.

The Audit Committee recognizes the importance of maintaining the independence of PepsiCo’s auditor, both in fact and in appearance. In 2025, the Audit Committee received and reviewed the written disclosures and the letter from KPMG required by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) regarding KPMG’s communications with the Audit Committee concerning independence, and discussed with KPMG the firm’s independence from PepsiCo and management. These discussions included, among other things, a review of the nature of, and fees paid to, KPMG for non-audit services and the compatibility of such services with maintaining KPMG’s independence (see page 47 of this Proxy Statement for additional information). The Audit Committee concurred with KPMG’s conclusion that they are independent from PepsiCo and its management.

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Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit Committee also periodically considers whether there should be a rotation of PepsiCo’s independent registered public accounting firm. In addition to KPMG’s independence from PepsiCo and management, the Audit Committee also considers several other factors in deciding whether to re-engage KPMG, including: the quality of KPMG’s staff, work and quality control; KPMG’s policies related to independence; KPMG’s global reach; and KPMG’s capability and expertise to perform an audit of PepsiCo’s financial statements and internal control over financial reporting, given the breadth and complexity of PepsiCo’s business and global footprint. The Audit Committee also discussed with KPMG the status or results of the PCAOB’s reports on its inspections of KPMG and discussed with KPMG certain legal and regulatory proceedings, both pending and resolved, against KPMG.

Based on the foregoing, the Audit Committee has retained KPMG as PepsiCo’s independent registered public accounting firm for the fiscal year 2026 and recommends that shareholders ratify this appointment (see page 45 of this Proxy Statement for additional information regarding the shareholder vote).

Review and Recommendation Regarding Financial Statements. PepsiCo’s management is responsible for preparing PepsiCo’s financial statements, for maintaining effective internal control over financial reporting, and for assessing the effectiveness of internal control over financial reporting. KPMG is responsible for expressing an opinion on PepsiCo’s financial statements and an opinion on PepsiCo’s internal control over financial reporting based on its audits. The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of PepsiCo’s financial statements.

In the performance of its oversight function, the Audit Committee met with management and KPMG to review and discuss PepsiCo’s audited financial statements and internal control over financial reporting, asked management and KPMG questions relating to such matters and discussed with KPMG the matters required to be discussed by applicable PCAOB auditing standards. These meetings and discussions included a review of the critical accounting policies applied by PepsiCo in the preparation of its financial statements and the quality (and not just the acceptability) of the accounting principles utilized, the reasonableness of significant accounting estimates and judgments, the critical audit matter identified by KPMG during the audit, and the disclosures in PepsiCo’s consolidated financial statements. Based on the reviews and discussions described in this report, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 27, 2025, for filing with the SEC.

The Audit Committee

Susan M. Diamond, Chair Segun Agbaje	Jennifer Bailey Edith W. Cooper	Alberto Weisser

The information contained in the above report will not be deemed to be “soliciting material” or “filed” with the SEC, nor will this information be incorporated into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent the Company specifically incorporates such report by reference.

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Ratification of Appointment of Independent Registered Public Accounting Firm

Audit and Other Fees

The following table presents fees incurred for professional audit services rendered by KPMG, the Company’s independent registered public accounting firm, for the audit of the Company’s annual consolidated financial statements for fiscal years 2025 and 2024, and fees billed for other services rendered by KPMG in fiscal years 2025 and 2024.

	2025	2024
Audit fees(1)	$31,709,000	$29,345,000
Audit-related fees(2)	$2,184,000	$2,190,000
Tax fees(3)	$409,000	$152,000
All other fees(4)	$—	$—
(1)	Audit fees for fiscal years 2025 and 2024 consisted of fees for the audits of the Company’s annual consolidated financial statements, and the audit of the effectiveness of the Company’s internal control over financial reporting, the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q and services related to statutory filings or engagements.
(2)	Audit-related fees for fiscal years 2025 and 2024 consisted primarily of the audits of certain employee benefit plans, the issuance of comfort letters, agreed upon procedures, and other attestation reports.
(3)	Tax fees for fiscal years 2025 and 2024 consisted primarily of international tax compliance services.
(4)	KPMG was not engaged in fiscal years 2025 or 2024 for any services other than those described above.

Pre-Approval Policy and Procedures

We understand the need for the independent registered public accounting firm to maintain its objectivity and independence, both in appearance and in fact, in its audit of PepsiCo’s consolidated financial statements. Accordingly, the Audit Committee has adopted the PepsiCo Policy for Pre-Approval of Audit, Audit-Related and Non-Audit Services. The policy provides that the Audit Committee will engage the independent registered public accounting firm for the audit of PepsiCo’s consolidated financial statements and audit-related, tax and other non-audit services in accordance with the terms of the policy. The policy provides that on an annual basis the independent registered public accounting firm’s global lead audit partner will review with the Audit Committee the services the independent registered public accounting firm expects to provide in the coming year and the related fee estimates, and that the Audit Committee will consider for pre-approval a schedule of such services. The policy further provides that the Audit Committee will specifically pre-approve engagements of the independent registered public accounting firm for services that are not pre-approved through the annual process. The Audit Committee Chair is authorized under the policy to pre-approve any audit, audit-related, tax or other non-audit services between Audit Committee meetings, provided such interim pre-approvals are reviewed with the full Audit Committee at its next meeting. In addition, the Audit Committee receives a status report at each of its regularly scheduled meetings regarding audit, audit-related, tax and other non-audit services that the independent registered public accounting firm has been pre-approved to perform, has been asked to provide or may be expected to provide during the balance of the year. The Audit Committee pre-approved all services provided by KPMG during fiscal years 2025 and 2024 in accordance with the Policy for Pre-Approval of Audit, Audit-Related and Non-Audit Services.

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Proxy Item	Advisory Approval of the Company’s Executive Compensation
3	The Board recommends that shareholders vote FOR the compensation of our Named Executive Officers.

Pursuant to Section 14A of the Exchange Act, the Company asks shareholders to cast an advisory vote to approve the compensation of our Named Executive Officers disclosed in the “Executive Compensation” section beginning on page 49 of this Proxy Statement. While this vote is non-binding, PepsiCo values the opinions of its shareholders and, consistent with our record of shareholder engagement, will consider the outcome of the vote when making future compensation decisions.

In considering your vote, we invite you to review the Compensation Discussion and Analysis beginning on page 49 of this Proxy Statement. As described in the Compensation Discussion and Analysis, we believe that PepsiCo’s executive compensation programs effectively align the interests of our executive officers with those of our shareholders by linking a significant portion of their compensation to PepsiCo’s performance and by providing a competitive level of compensation designed to recruit, retain, and motivate talented executives critical to PepsiCo’s long-term success.

We are asking our shareholders to vote FOR, in an advisory vote, the following resolution:

“Resolved, the shareholders of PepsiCo approve, on an advisory basis, the compensation of the Company’s Named Executive Officers as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the 2025 Summary Compensation Table, the other compensation tables and the related notes and narratives on pages 49-87 of this Proxy Statement for the 2026 Annual Meeting of Shareholders.”

The Board has adopted a policy of providing annual advisory approvals of the compensation of our NEOs. The next advisory approval of executive compensation will occur at the 2027 Annual Meeting of Shareholders.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis provides a description of PepsiCo’s executive compensation philosophy and programs, and more specifically, discusses the process in determining the compensation of our NEOs.

Ramon L. Laguarta	Stephen “Steve” Schmitt(1)	Steven Williams(2)	Silviu Popovici	Rebecca “Becky” Schmitt	James “Jamie” Caulfield(3)

Chairman of the Board and CEO, PepsiCo	Executive Vice President (“EVP”) and Chief Financial Officer (“CFO”), PepsiCo	CEO, North America (“NA”)	CEO, Europe, Middle East and Africa (“EMEA”)	EVP and Chief People Officer (“CPO”), PepsiCo	Former EVP and CFO, PepsiCo
(1)	Mr. Schmitt was appointed EVP and CFO, PepsiCo effective November 10, 2025
(2)	Mr. Williams ceased to be an executive officer and transitioned to the role of EVP & Vice Chairman, Global Chief Commercial Officer & Corporate Affairs effective December 28, 2025
(3)	Mr. Caulfield ceased to be EVP and CFO, PepsiCo on November 10, 2025 and will retire from PepsiCo effective May 15, 2026

PepsiCo Strategy and Vision

Our guiding ambition is to be a best-in-class and admired global food and drinks company that places sustainability at the center of our business strategy, seeking to drive growth and build a stronger, more resilient future for PepsiCo and the communities where we operate. Achieving our vision requires that we continuously challenge ourselves to become Faster, Stronger and Better. Our resilience and flexibility have allowed us to adapt and take actions to respond to challenging market environments through rapid innovations, transformation, strategic prioritization, and productivity initiatives.

We remain committed to accelerating our growth and strengthening our capabilities and organization to deliver sustainable long-term results and shareholder value, striving to fulfill our mission to create more smiles with every sip and every bite for people, our customers, our associates and our communities, and our shareholders.

2025 PepsiCo Performance Highlights

PepsiCo continued to face challenges in 2025 due to persistent inflationary pressure that impacted consumer budgets, tariffs, and elevated geopolitical tensions in certain international markets that further complicated our operating environment. Demonstrating determination, adaptability, and resilience, PepsiCo took steps to adjust to the challenging market landscape.

Executive officers remain incentivized to deliver sustainable long-term value to shareholders with performance measured against key metrics that are critical for the execution of the Company’s strategy. Highlights of our 2025 performance include:

[4]	To evaluate performance in a manner consistent with how management evaluates our performance results and trends, the Compensation Committee applies certain Business Performance metrics that are measured on a non-GAAP basis as compensation performance measures to both long-term and annual incentive awards. Please refer to Appendix A to this Proxy Statement for a description and reconciliation of these non-GAAP financial measures relative to reported GAAP financial measures, and to pages 45-49 and 51 of PepsiCo’s 2025 Annual Report on Form 10-K for the fiscal year ended December 27, 2025 for a more detailed description of the items excluded from these measures.

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Executive Compensation

PepsiCo Compensation Principles

Our executive compensation programs are designed to align the interests of our executive officers with our shareholders, underpinned by the following core principles.

Pay for Performance

■

Put the majority of executive officer pay at-risk, where both short-term and long-term incentives depend on performance relative to predetermined goals

■

Payout at target when PepsiCo achieves its internal performance targets

■

Tie a significant portion of pay to the long-term performance of our stock

Alignment with Business Strategy

■

Accountable for performance objectives tied directly to each Faster, Stronger and Better aspiration to drive forward our mission

■

Top-line and market share metrics reinforce our need to be Faster, bottom-line and capital management metrics provide a balance to help us be Stronger, and integrating purpose into strategic business imperatives allows us to be Better

Shareholder Value Creation

■

Directly link pay to the achievement of performance goals with the majority of compensation delivered in PepsiCo stock, designed to foster the creation of sustainable long-term shareholder value

■

Maintain stock ownership requirements for executive officers which extend beyond employment with PepsiCo

Market Pay Competitiveness	■ Provide market-competitive programs that enable PepsiCo to attract and retain highly qualified and talented individuals ■ Reward overachievement allowing for differentiation in talent
Delivering Individual Objectives

■

Recognize the achievement of individual goals, tailored to each executive officer’s role and responsibilities, that advance PepsiCo’s strategic business imperatives

■

Embed goals into individual objectives which are tied to one or more of PepsiCo’s sustainability initiatives, including Positive Agriculture, Positive Value Chain, and Positive Choices

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Executive Compensation

Impact of 2025 PepsiCo Performance on CEO Pay

Chairman and CEO Performance Summary

The Board of Directors evaluates the performance of Mr. Laguarta through a rigorous assessment of achievements relative to predetermined operational measures established by the Compensation Committee, with adjustments for individual performance. The annual incentive is fully at-risk based on performance and can range from 0% to 200% of target.

For 2025, Mr. Laguarta’s annual incentive was determined by reference to the Business Performance metrics and Business Results under the “2025 Annual Incentive Award” section beginning on page 56 of this Proxy Statement, with primary focus on achievement of predetermined goals for each of the following measures:

■	Organic Revenue Performance[5]
■	Free Cash Flow Excluding Certain Items[5]
■	Relative Competitive Performance
■	Core Constant Currency Net Income Change[5][6]

In addition to the Business Performance metrics, the Compensation Committee considered Mr. Laguarta’s individual performance by assessing his progress relative to PepsiCo’s short- and long-term business strategy with an emphasis on the delivery of our aspirations to be Faster, Stronger and Better for people, our customers, our associates and our communities, our planet, and our shareholders.

During 2025, Mr. Laguarta demonstrated steadfast strategic leadership, taking actions to address a challenging macro environment, mitigate the adverse impacts of tariffs, and accelerate innovations to guide PepsiCo towards fulfilling its long-term goals to create value for its shareholders. Financial, operational, and individual performance highlights under Mr. Laguarta’s leadership in 2025 include:

Faster	■ Delivered Organic Revenue Performance[5] of 1.7% in 2025

■

Generated Organic Revenue Performance[5] of 3.5% for PepsiCo’s International convenient foods business and 7% for PepsiCo’s International beverages business

■

Achieved nineteen consecutive quarters of at least mid-single-digit Organic Revenue Performance[5] for the International business

■

Accelerated our cost reduction efforts and focused on operational excellence to provide appropriate reinvestment and improve profitability

■

Mitigated impact of higher supply chain costs through incremental productivity initiatives, sourcing flexibility, and sharper revenue management

■

Continued executing our Away-From-Home strategy and delivered mid-single-digit net revenue growth for the PepsiCo Beverages North America business, focusing on expanding into new occasions in meals, winning in local restaurants, and expanding our partnerships on a national scale

■

Achieved double-digit net revenue growth and market share gains for Pepsi Zero Sugar. Flavor varieties such as Pepsi Wild Cherry & Cream also gained market share within the carbonated soft drink and flavored cola categories

■

Gained market share in enhanced water, with functional hydration offerings, such as Propel continuing to deliver strong volume and net revenue growth. Propel retail sales doubled since 2019 to over $1 billion in estimated annual retail sales in 2025

■

Held or gained savory snack market share in many of our international markets, including Brazil, Colombia, Guatemala, Puerto Rico, Poland, France, China, India, Australia, Thailand, and Pakistan

■

Held or gained beverages market share in Mexico, Brazil, Guatemala, U.K., Germany, Spain, France, Poland, Australia, China, South Korea, Thailand, Vietnam, Saudi Arabia, and Pakistan

[5]	To evaluate performance in a manner consistent with how management evaluates our performance results and trends, the Compensation Committee applies certain Business Performance metrics that are measured on a non-GAAP basis as compensation performance measures to both long-term and annual incentive awards. Please refer to Appendix A to this Proxy Statement for a description and reconciliation of these non-GAAP financial measures relative to reported GAAP financial measures, and to pages 45-49 and 51 of PepsiCo’s 2025 Annual Report on Form 10-K for the fiscal year ended December 27, 2025 for a more detailed description of the items excluded from these measures.
[6]	Refers to Core Constant Currency Net Income attributable to PepsiCo.

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Executive Compensation

Stronger

■

Accelerated our innovation pipeline with new launches, most notably: Pepsi Prebiotic, new Muscle Milk formulation, Gatorade Lower Sugar, and NKD Doritos and Cheetos with no artificial dyes and flavors

■

Restaged iconic brands such as Lay’s and Tostitos, removing artificial flavors and colors, introducing options with new oils, and refreshing the brand with new packaging that celebrates our farm-to-bag story

■

Overhauled our go-to-market system to place a stronger emphasis on in-store selling and merchandising activities

■

Transformed our portfolio with strategic acquisitions, including successfully completing the acquisition of Siete Foods to support our portfolio transformation towards Positive Choices and meals, and the acquisition of poppi to facilitate entry into the fast-growing modern soda category

■

Achieved another record year of productivity driven by operating expense productivity, including our multi-year global restructuring program, supply chain optimization, and right-sizing the U.S. Foods manufacturing and distribution footprint, and commodity productivity across packaging and key ingredients

■

Strengthened our long-term strategic partnership with Celsius Holdings by increasing our ownership in Celsius Holdings, Celsius Holdings’ Alani Nu brand moving into our distribution system in the U.S. and Canada, and Celsius Holdings acquiring our Rockstar Energy brand in the U.S. and Canada

■

Advanced our AI agenda with the leverage of Salesforce’s Agentforce to manage key functions, enhancing customer support and operational efficiency, while empowering sales teams to focus on strategic growth and deeper engagement with retailers

■

Announced a multi-year agreement with AWS to leverage its infrastructure and services in order to drive faster AI innovation, transform our supply chain and go-to-market strategies, and create deeper, more personalized experiences with consumers

■

Continued to leverage our revenue management and price pack architecture capabilities to offer consumers more value, convenience, and portion control by optimizing our trade promotional activity, offering more-accessible price points on single serve packages and multipacks, and continuing to expand the presence and reach of our mini canisters

Better	■ Deployed the next evolution of our pep+ goals, marking a major milestone in our sustainability journey – grounded in science, data, key learnings, and broad stakeholder engagement

■

Advanced work to continue to strive to place pep+ at the center of our business. PepsiCo associates around the world continued to embrace pep+ and integrate it into their daily work by driving changes in our operations, culture, and workforce

■

Supported the spread of regenerative, restorative, and protective agricultural practices and focused on creating a more resilient sustainable agriculture system that helps to protect our business growth from climate disruption

■

Mobilized joint initiatives with key partners towards food system transformation, including:

–

Participating in STEP up for Agriculture, a first-of-its-kind initiative to scale regenerative agriculture through locally tailored support systems. The initiative supports PepsiCo’s goal to transition 10 million acres by 2030, by strengthening farmer support organizations and advisory ecosystems needed to deliver this transformation

–

Launching Food for Tomorrow program in collaboration with The National Geographic Society to harness the power of science, storytelling, and education to inspire positive change throughout the global food system, with a focus on regenerative agriculture

■

Applied rigorous financial discipline to sustainability investments, including a prioritization framework. The prioritization framework to assess sustainability projects is anchored in Net Present Value (“NPV”) analysis, and assesses sustainability projects for financial impact as well as for capital efficiency in anticipated environmental impact per dollar invested while also considering other factors such as enterprise risk and ease of implementation from an execution standpoint

■

Continued to invest to reduce virgin plastic, increase recycled content, and improve packaging design in key packaging markets to improve the overall packaging lifecycle

■

Announced refined climate goals, validated by the Science Based Targets initiative (“SBTi”), that fully align them to a 1.5°C trajectory by 2050, reflecting SBTi sectoral guidance on Forests, Land, and Agriculture and Energy and Industry emissions, and shifted aim to achieve net zero emissions from 2040 to 2050

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Executive Compensation

Chairman and CEO Pay Decisions

As disclosed in the 2025 Proxy Statement, in recognition of Mr. Laguarta’s strong leadership and to help ensure appropriate market pay competitiveness, the Board of Directors approved a 2.0% increase to his base salary effective February 2025. To further recognize Mr. Laguarta’s leadership in navigating PepsiCo through challenging market environments while continuing to reinforce a strong pay-for-performance philosophy by ensuring the majority of his compensation remains at-risk, the Board approved an annual base salary of $1,850,000 for 2026, a 2.2% increase over 2025, a 2025 annual cash incentive of $3,136,000, and a 2026 LTI award with a grant date value of $19,000,000. The actual payout Mr. Laguarta will realize on the majority of his 2026 LTI award will depend upon achievement of Core Constant Currency EPS Change, Organic Revenue Performance, and Relative TSR Performance targets established by the Compensation Committee for the 2026-2028 performance period. Other than Mr. Laguarta’s base salary, the entirety of his total direct compensation opportunity is variable.

Strong Compensation Governance

The Compensation Committee oversees the executive compensation programs and evaluates the programs against competitive practices, legal and regulatory developments, and corporate governance trends. The Compensation Committee has incorporated the following market-leading governance features into our programs.

What We Do	What We Don’t Do

  Stringent clawback provisions: PepsiCo has robust clawback provisions, providing the right to cancel and recoup granted, earned, and vested awards, wholly or partly, with a look-back period in certain circumstances such as an act of gross misconduct. Clawback provisions apply to annual incentive, LTI, executive deferral programs, and non-qualified defined benefit pension programs

  Double trigger vesting: LTI awards provide for accelerated vesting only if an executive is involuntarily terminated without cause or resigns for good reason within two years of a change in control or if the awards are not assumed by the acquirer

  Responsible share usage: Share utilization remains below our peer group median due to our responsible usage of shares under the LTI Plan

  Rigorous stock ownership requirements: Executive officers are required to own PepsiCo stock worth two to eight times their base salary (depending on position), with holding requirements extending for 12 months beyond employment with PepsiCo

  Challenging incentive targets: Targets for incentive awards are set at the beginning of the performance period taking into consideration our business strategy, operating goals, and external financial guidance

  Risk mitigation: Our compensation programs include balanced performance metrics, clawback provisions, and an oversight process to identify risk

  No employment agreements: None of our executive officers have an employment agreement, separation, or cash change in control agreement

  No supplemental executive retirement plans: We do not have any supplemental executive retirement plans, as our NEOs participate in the same pension programs as other similarly situated employees

  No tax gross-ups: We do not provide tax gross-ups on perks or benefits except in the case of standard expatriate tax equalization benefits available to all similarly situated employees

  No hedging and pledging: Under our Insider Trading Policy, executive officers are prohibited from hedging and pledging Company stock

  No resetting of financial targets: We do not reset internal incentive goals used to determine performance-based award payouts for executive officers once established at the beginning of the performance period

  No repricing: We do not reprice stock option awards and our plans expressly forbid exchanging underwater options for cash

  No cash severance above cap without seeking shareholder ratification: We do not enter into new arrangements with executive officers that would pay cash severance benefits in excess of 2.99 times the sum of an executive officer’s base salary plus annual incentive, without seeking shareholder ratification

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Executive Compensation

Engagement with Our Shareholders

PepsiCo has a longstanding practice of regularly engaging with shareholders year-round. Every year, during the two-month period before the Annual Meeting of Shareholders, we generally contact our 75 largest shareholders, who represented approximately 51% of our outstanding shares of Common Stock in 2025, offering to discuss a broad range of topics, including executive compensation. Subsequent to the Annual Meeting of Shareholders, we continue our outreach efforts to develop a better understanding of the feedback received from shareholders and issues important to our shareholders.

Our Compensation Committee considered shareholder feedback in its annual review of program components, targets, and payouts to maintain awareness of emerging executive compensation practices, help ensure the continued strength of our pay-for-performance alignment, and sustain strong shareholder support.

At our 2025 Annual Meeting, shareholders again showed support for our executive compensation programs with 87% of the votes cast approving our advisory resolution.	The Compensation Committee maintained the core construct of our executive compensation programs for 2025. While the programs proved to be effective in rewarding sustainable performance, the Committee decided to update the design of the long-term incentive program beginning in 2026 taking shareholder feedback into consideration, as described on page 55

Components of Our Executive Compensation Program

Primary components of our 2025 executive compensation program, summarized below, help ensure that pay is directly linked to the creation of sustainable long-term shareholder value.

Base Salary

Objective:

- Provide market-competitive fixed pay reflective of an executive officer's role, responsibilities, and individual performance in order to attract and retain top talent
- Help ensure appropriate balance between internal pay equity and external market practice for executives with a comparable scope of responsibilities

Performance Metrics:

- Subject to annual adjustment based on market data, internal equity, job responsibilities, and individual performance
- Increases not automatic or guaranteed

Terms:

- Paid per local practice

Fixed
Variable

Annual Incentive

Objective:

- Drive Company and operating unit performance, including revenue growth, year-over-year market share change, profitability, and free cash flow
- Deliver individual performance against specific business imperatives

Performance Metrics:

- Performance measures linked to Company-wide performance or operating unit performance depending on the NEO's position and scope of responsibilities
- Individual performance tied to PepsiCo's strategic imperatives within the scope of the executive officer's responsibilities

Terms:

- Paid in cash in the 1st quarter of the year following the performance period
- Must be employed by the Company as of the end of the fiscal year to be eligible for a payout, unless retirement eligible, capped at 200% of target for the Chairman and CEO and 300% of target for all other NEOs

Long-Term Incentive

Objective:

- Align executive officers' rewards with returns delivered to PepsiCo's shareholders via sustained financial results and shareholder returns
- Incentivize achievement of long-term value creation through stock performance objectives and critical financial and operating performance objectives over a three-year period

Performance Metrics:

- Performance measures linked to three-year goals (for 2025-2027, measures were Core Constant Currency EPS Change, Organic Revenue Performance, and TSR relative to proxy peers)

Terms:

- Annual awards are granted on or around March 1
- Awards generally vest after three years if the executive is still employed by the Company, or upon retirement if retirement eligible, and subject to the achievement of performance criteria, capped at 200% of target

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Executive Compensation

2026 Updates to the Long-Term Incentive Program

On an annual basis, the Compensation Committee reviews our compensation design to help ensure it supports our evolving business strategy and the associated objectives, remains competitive with market practices, and reflects best governance practices. While the current LTI program has been effective in rewarding sustainable performance over time, the Compensation Committee approved revisions to the program for executive officers effective with the 2026 LTI award in reflection of shareholder feedback, market insights, peer practices, and our evolving human capital objectives.

The prior Long-Term Cash component of the LTI program has been eliminated, the entirety of the annual LTI award will now be denominated in PepsiCo stock to strengthen alignment with the shareholder experience, and a portion will be delivered in time-based Restricted Stock Units (“RSUs”) to better balance the overall program and support talent attraction and retention goals.

Design Highlights

Instruments	Objective	Metrics	Terms
PSUs	Incentivize our executive officers to focus on critical performance objectives that we believe translate to sustainable shareholder returns over the long term and strengthen alignment with long-term shareholder value creation

Metrics remain unchanged from existing PSU design, except for the introduction of a multiplier

■

50% 3-Year Average of Annual Core Constant Currency EPS Change

■

50% 3-Year Average of Annual Organic Revenue Performance

■

Multiplier which ranges from 75% to 125% based on TSR relative to proxy peer group

■

Generally vest after 3 years if the executive is still employed by the Company, or upon retirement if retirement eligible

■

Pay out in PepsiCo shares, plus dividends accrued over the vesting period on earned shares, at the end of the performance period

■

Entire award subject to achievement of performance criteria

■

Payout ranges from 0% to 200% of target in addition to a TSR multiplier to further link awards to shareholder experience and hold management accountable for outperforming peers, which may increase or decrease overall payout by up to 25%

Calculation

RSUs	Incentivize our executive officers to focus on delivering shareholder value	■

Pay out in PepsiCo shares, plus dividends accrued over the vesting period on earned shares

■

Vest ratably in thirds over 3 years contingent on continued employment with the Company, or upon retirement if retirement eligible

The Compensation Committee believes these updates continue to reinforce PepsiCo’s pay-for-performance philosophy as LTI will be delivered in PepsiCo stock, continuing to focus on shareholder return and value creation and remains 100% variable based on our stock price and/or financial performance.

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Executive Compensation

2025 Target Pay Mix for Named Executive Officers

To align pay levels for NEOs with the Company’s performance, our pay mix places the greatest emphasis on performance-based incentives.

Chairman and CEO Target Pay Mix	NEO Average Target Pay Mix (Excluding Chairman and CEO)

Base Salary

The Compensation Committee annually reviews the salaries of our NEOs, as annual salary increases are not automatic or guaranteed. Please see discussion under “Components of Our Executive Compensation Program” on page 54 of this Proxy Statement for a description of the considerations and objectives that are relevant for base salary adjustments.

The base salaries paid to our NEOs in fiscal year 2025 are presented in the 2025 Summary Compensation Table on page 69 of this Proxy Statement.

Name	Base Salary as of 2024 Fiscal Year-End ($000)	Base Salary as of 2025 Fiscal Year-End ($000)	Percentage Increase
Ramon L. Laguarta	1,775	1,810	2%
Steve Schmitt(1)	—	900	N/A
Steven Williams	900	1,000	11%
Silviu Popovici	800	850	6%
Becky Schmitt	725	750	3%
Jamie Caulfield	700	750	7%
(1)	Mr. Schmitt was not employed by or an executive officer of PepsiCo in 2024

In the first quarter of 2026, Ms. Schmitt’s base salary was increased to $850,000 to maintain competitiveness with external peers.

2025 Annual Incentive Award

We provide annual cash incentive opportunities to our NEOs under the PepsiCo, Inc. Executive Incentive Compensation Plan (“EICP”). Awards granted under the EICP are designed to drive Company, operating unit, and individual performance.

When determining the actual annual incentive award payable to each executive officer, the Compensation Committee considers both business and individual performance. The graphic below illustrates the calculation of the annual incentive award for each NEO, apart from the Chairman and CEO, whose compensation is discussed earlier.

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Executive Compensation

Business Performance Metrics. Our annual incentive program applies metrics that executives directly influence to provide a link between annual performance and actual incentive payments. Compensation performance measures are selected taking our strategy and how shareholders evaluate the success of our business into consideration to drive effective execution and delivery of our performance goals. The Compensation Committee may make adjustments from time to time to facilitate year-over-year comparability of historical business performance and trends, which is consistent with how management evaluates performance results. The 2025 performance metrics that make up the Business Performance component of the annual incentive award are listed in the table below for each NEO:

	Ramon L. Laguarta PepsiCo	Steve Schmitt PepsiCo	Steven Williams NA	Silviu Popovici EMEA	Becky Schmitt PepsiCo	Jamie Caulfield PepsiCo
Organic Revenue Performance	●	●	●	●	●	●
Free Cash Flow Excluding Certain Items	●	●	●	●	●	●
Core Constant Currency EPS Change	●
Relative Competitive Performance	●	●	●	●	●	●
Core Constant Currency Net Income Change[7]	●	●			●	●
Core Constant Currency Operating Profit Change			●	●

To determine Mr. Laguarta’s annual incentive, the Board of Directors reviews the above Business Performance metrics against predetermined targets as previously discussed in the “Chairman and CEO Performance Summary” section of this Proxy Statement.

Business Performance for NEOs other than the CEO is calculated using a weighting established at the beginning of the performance period.

Business Results. In determining annual incentive awards for 2025, the Compensation Committee assessed actual Company performance against the pre-established performance targets noted in the table below. Performance targets are set taking external guidance into consideration, the likelihood of achievement based on industry and macro trends, and expected performance relative to peers. Performance targets are designed to be rigorous, requiring our NEOs to commit to delivering on our performance goals communicated to shareholders. While external guidance may be updated during the fiscal year, internal incentive goals used to determine performance-based award payouts for executive officers are not reset.

Performance Metrics[8]	Performance Targets	Actual Results
Organic Revenue Performance	3.0%	1.7%
Free Cash Flow Excluding Certain Items	$9.9 billion	$10.0 billion
Core Constant Currency EPS Change	7.0%	—%
Core Constant Currency Net Income Change[7]	6.8%	—%

Operating unit performance targets and Relative Competitive Performance expectations, which were intended to be challenging, are not disclosed because such disclosure would result in competitive harm to the Company. These targets were set at levels necessary to deliver our consolidated performance goals and generate value for shareholders.

[7]	Refers to Core Constant Currency Net Income attributable to PepsiCo.
[8]	Please refer to Appendix A to this Proxy Statement for a description and reconciliation of these non-GAAP financial measures relative to reported GAAP financial measures, and to pages 45-49 and 51 of PepsiCo’s 2025 Annual Report on Form 10-K for the fiscal year ended December 27, 2025 for a more detailed description of the items excluded from these measures.

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Executive Compensation

In determining final annual incentive award payouts, the Compensation Committee considers actual business results relative to the performance targets outlined in the previous table, in addition to other quantitative and qualitative factors. The Compensation Committee engages in a robust and rigorous review of any exclusions made from results of operations for compensation purposes. If exercised, these adjustments may be positive or negative so that executives are neither rewarded nor penalized for extraordinary factors outside of their control.

Relative Competitive Performance (“RCP”). In addition to the financial performance measures outlined above, RCP is also used to determine annual incentive award payouts. RCP is a measure that assesses year-over-year market share change in applicable food and beverage categories such as savory, liquid refreshment beverages, cereals, and/or modern dairy, based on market share data reported by independent market research leaders and our analysis of other relevant factors, including data availability, data quality, strategic importance to a category, consumer perception, and brand equity.

Individual Performance Metrics. The Compensation Committee evaluates individual performance based on objectives related to an individual’s contribution to PepsiCo’s strategic business imperatives, such as improving performance efficiencies, driving innovation, increasing customer satisfaction, and implementing sustainability initiatives. The strategic business imperatives are intended to be challenging. They can be both quantitative and qualitative and vary for each executive officer.

As pep+ is integrated into our core business strategy, executive officers are held accountable for strategic imperatives which drive action and progress towards our sustainability initiatives. As such, all executive officers have ESG goals incorporated into their individual performance objectives, generally tailored to the scope of their respective responsibilities.

The Compensation Committee thoroughly reviews all accomplishments for the performance year, evaluating each executive officer’s progress towards the achievement of our broader sustainability initiatives as described in PepsiCo’s ESG Summary, accessible through www.pepsico.com.

These outcomes are taken into consideration by the Compensation Committee, in conjunction with the executive officer’s broader contributions to PepsiCo’s business imperatives, translating into their Individual Performance Multiplier, which ranges from 0% to 150% to allow for enhanced differentiation in payouts.

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Executive Compensation

NEO Performance Summary. In determining annual incentive awards for 2025, the Compensation Committee considered the following accomplishments by NEOs, other than the Chairman and CEO, who is discussed earlier.

	NEO Performance	2025 Compensation ($000)
Steven Williams CEO, NA

■

Faced headwinds in 2025, resulting in Organic Revenue Performance[9] of 1% and -2% for PepsiCo Beverages North America and PepsiCo Foods North America, respectively, given the cumulative impacts of inflationary pressures and tariffs on consumer budgets

■

Advanced the presence of our positive choice offerings, including Simply lineup of products, Sun Chips, Stacy’s and Quaker rice cakes

■

Captured new occasions and expanded our functional offerings by integrating more functional benefits like protein into our portfolio

■

Successfully completed the acquisition of Siete Foods and poppi to reshape our portfolio

Silviu Popovici CEO, EMEA

■

Delivered Organic Revenue Performance[9] of 6% for EMEA despite the continued challenging geopolitical environment and inflationary pressures

■

Drove a disciplined approach to productivity, achieving Core Constant Currency Operating Profit Change[9] of 10%

■

Gained or held savory share in Poland and France and beverages share in Germany, Spain, France, and Poland

■

Launched The Smart Spud, a new PepsiCo U.K. & Ireland social media campaign aimed at promoting regenerative agriculture, responsible farming, and world-class manufacturing

Becky Schmitt EVP and CPO, PepsiCo

■

Supported productivity initiatives across the organization

■

Made significant progress in refining the PepsiCo operating model, including collaborating with North America leadership to execute on the One North America integration, identifying cost synergies

■

Helped cultivate a culture of belonging for all associates, successfully launching Inclusion for Growth, helping ensure inclusion efforts are designed to support business strategy

■

Advanced enterprise process standardization

■

Developed and launched a holistic food ecosystem learning agenda to build product and portfolio fluency across the enterprise

Ms. Schmitt received the last installment of her cash sign-on award payment in 2025 to offset compensation that was forfeited in connection with her departure from her prior employer
Jamie Caulfield Former EVP and CFO, PepsiCo

■

Enabled PepsiCo to increase its dividend for the 53rd consecutive year in 2025, returning $8.6 billion in cash to shareholders

■

Planned and carried out the redesign of the global finance organization model, leading to improved cost efficiency

■

Supported record productivity and kept free cash flow on track through disciplined capital management, with mitigative actions offsetting operating profit shortfalls

[9]	Please refer to Appendix A to this Proxy Statement for a description and reconciliation of these non-GAAP financial measures relative to reported GAAP financial measures, and to pages 45-49 and 51 of PepsiCo’s 2025 Annual Report on Form 10-K for the fiscal year ended December 27, 2025 for a more detailed description of the items excluded from these measures.

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Executive Compensation

CFO Transition

Mr. Schmitt joined PepsiCo on November 10, 2025, succeeding Mr. Caulfield as EVP and CFO, PepsiCo.

Prior to joining PepsiCo, Mr. Schmitt served as Executive Vice President and Chief Financial Officer for Walmart U.S. since 2021, overseeing the finance function for Walmart’s multi-billion-dollar omni-channel U.S. organization and leading the core financial activities of Walmart’s largest business unit. Mr. Schmitt served as Executive Vice President and Chief Financial Officer for Walmart U.S. Omni-Channel during 2021, Senior Vice President and Chief Financial Officer for Walmart U.S. eCommerce from 2019 to 2020 and as Senior Vice President and Chief Financial Officer for Sam’s Club from 2018 to 2019. Mr. Schmitt also served in investor relations after joining Walmart in 2016. Prior to joining Walmart, Mr. Schmitt held a variety of roles at Yum! Brands from 2006 to 2016, where he developed expertise in quick service restaurants and the away-from-home business and evaluated long-term strategies, including strategic opportunities to support growth.

The Compensation Committee set his annual base salary at $900,000 with an annual incentive target of 150% of base salary. Mr. Schmitt’s annual incentive award payout was not prorated for the fiscal year ending December 27, 2025 and paid out at 79% of target based on actual business performance. Mr. Schmitt received a $3,500,000 sign-on bonus of which the first installment of $2,000,000 was paid after his start date and the second installment of $1,500,000 will be paid after the first anniversary of his employment at PepsiCo, subject to a clawback if he resigns or his employment is terminated by PepsiCo for cause within 24 months of his start date. To offset compensation that was forfeited in connection with his departure from his prior employer, Mr. Schmitt was also granted a special one-time RSU grant with a target grant date value of $7,000,000, vesting 50% on the first anniversary of the grant date and 50% on the second anniversary of the grant date, contingent on his continued employment through the applicable vesting date. In the event PepsiCo terminates him without cause, Mr. Schmitt is entitled to full payment of any unpaid portion of the sign-on bonus and to vest in any unvested portion of the RSU grant. Mr. Schmitt is eligible to participate in PepsiCo’s long-term incentive program and received a March 1, 2026 award with a grant date value of $5,000,000, consistent with the terms and conditions of annual LTI awards granted to executive officers.

Mr. Caulfield and PepsiCo entered into a transition agreement pursuant to which Mr. Caulfield would continue to perform services for PepsiCo through May 15, 2026. During the transition period, Mr. Caulfield continues to receive his current base salary and is eligible to participate in PepsiCo’s annual and long-term incentive programs and certain retirement and health and welfare plans. Mr. Caulfield will not be eligible to receive any severance or separation payments in connection with his transition agreement. The transition agreement also includes customary confidentiality, non-competition, non-disparagement and non-solicitation provisions and a general release of any potential claims against PepsiCo.

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Executive Compensation

2025 Long-Term Incentive Awards

PepsiCo’s 2025 LTI awards are 100% performance-based, which upon vesting will be delivered in PepsiCo stock and cash. The design helps ensure an appropriate level of focus on successfully attaining critical performance goals and sustained appreciation in shareholder value relative to our peers.

Vesting is subject to the achievement of ambitious three-year financial targets aligned with the terms and conditions of PepsiCo’s LTI program. The three-year cliff vesting provision also serves as a retention tool in a competitive environment for key talent.

Awards granted include two distinct components: PSUs and LTC awards. Each executive’s target grant value is based on their role.

Performance Stock Units

The PSUs incentivize our executive officers to focus on critical performance objectives that we believe translate to sustainable shareholder returns over the long term. The PSUs pay out in PepsiCo shares, plus dividends accrued over the vesting period on earned shares.

50% weighting
Earnings Per Share Change
3-year average of annual Core Constant Currency EPS Change rates
A metric followed by shareholders that incorporates key elements of financial success, including top-line growth in revenue, expense control, the effectiveness of investments made in the business over time, and bottom-line profitability.

Organic Revenue Performance 3-year average of annual Organic Revenue Performance rates A metric followed by shareholders that focuses on accelerated top-line growth and enhanced shareholder returns.
50% weighting
0 - 200% of Target
Payout

Long-Term Cash Award

The LTC award focuses on relative TSR performance, strengthening alignment with long-term shareholder value creation. The LTC award is denominated and pays out in cash.

100% weighting

Relative TSR Performance

TSR performance relative to our proxy peer group set at the time of grant over a 3-year performance period.

Above target payout requires us to deliver positive 3-year TSR. Linear interpolation is used when ranking falls between percentages shown.

Payout	0 - 200% of Target

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Executive Compensation

Long-Term Incentive Award Payouts

2023 PSU Payout

Challenging business conditions over the past several years impacted business performance, resulting in 2023 PSUs that paid out at 88.4% of target.

3-Year Average of Annual Core Constant Currency EPS Change[10]	3-Year Average of Annual Organic Revenue Performance[10]

■ PepsiCo’s three-year (2023-2025) average Core Constant Currency EPS Change[10] compensation performance measure of 7.7% was above the target of 7.2% set by the Compensation Committee in 2023	■ PepsiCo’s three-year (2023-2025) average Organic Revenue Performance[10] compensation performance measure of 4.4% was below the target of 5.0% set by the Compensation Committee in 2023

Name	PPSUs Granted	PSUs Earned	Payout of Target
Ramon L. Laguarta	59,825	52,885	88.4%
Steve Schmitt(1)	—	—	N/A
Steven Williams	15,439	13,648	88.4%
Silviu Popovici	12,351	10,918	88.4%
Becky Schmitt	9,442	8,347	88.4%
Jamie Caulfield(2)	—	—	N/A
(1)	Mr. Schmitt was not eligible for any PSUs granted in 2023 as he was not employed by or an executive officer of PepsiCo at the time.
(2)	Mr. Caulfield was not eligible for any PSUs granted in 2023 as he was not an executive officer of PepsiCo at the time.

2023 Long-Term Cash Award Payout

The 2023 LTC award paid out at 50% of target in light of our total return to shareholders, including dividends, in comparison to our proxy peer group over the three-year performance period.

3-Year Relative TSR Percentile vs. Proxy Peer Group
■ Based on PepsiCo’s TSR of -12.3% for the three-year performance period ended on December 31, 2025, PepsiCo ranked at the 25th percentile relative to our proxy peer group

Name	LTC Granted ($000)	LTC Earned ($000)	Payout of Target
Ramon L. Laguarta	5,270	2,635	50%
Steve Schmitt(1)	-	-	N/A
Steven Williams	1,360	680	50%
Silviu Popovici	1,088	544	50%
Becky Schmitt	884	442	50%
Jamie Caulfield(2)	-	-	N/A
(1)	Mr. Schmitt was not eligible for any LTC award granted in 2023 as he was not employed by or an executive officer of PepsiCo at the time.
(2)	Mr. Caulfield was not eligible for any LTC award granted in 2023 as he was not an executive officer of PepsiCo at the time.

Special Long-Term Incentive Awards

The Compensation Committee recognizes that retention of highly qualified leaders is critical to PepsiCo’s performance and successful succession planning. As such, the Committee grants special long-term retention awards from time-to-time, taking into consideration the demonstrated performance and future potential of senior leaders, as well as the competitive landscape for executive talent and business disruption likely to be caused by unplanned attrition.

[10]	Please refer to Appendix A to this Proxy Statement for a description and reconciliation of these non-GAAP compensation performance measures relative to reported GAAP financial measures, and to pages 45-49 and 51 of PepsiCo’s 2025 Annual Report on Form 10-K for the fiscal year ended December 27, 2025 for a more detailed description of the items excluded from these measures.

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Executive Compensation

Retirement and Benefit Programs

Retirement and Post-Retiree Medical

■

Our NEOs participate in the same retirement programs as other similarly situated employees and receive no enhancements in determining their benefits versus other employees

■

PepsiCo maintains defined benefit pension plans for the majority of U.S. salaried employees hired before January 1, 2011 and defined contribution plans for U.S. salaried employees hired in 2011 or later. As of December 31, 2025, accruals for salaried employees under the defined benefit pension plans in which NEOs participate were frozen, and all salaried employees now participate in the defined contribution plans going forward with details described in the “2025 Retirement Benefits” section beginning on page 75

■

A separate retirement plan is also maintained for certain employees working outside the U.S. who are unable to participate in their home country plans

■

Our NEOs are also eligible for retiree medical coverage on the same terms as other similarly situated employees

■

No NEOs were provided enhanced coverage, such as executive life insurance

Health and Mobility Benefits

■

Executive officers receive the same healthcare benefits as other similarly situated employees

■

U.S.-based medical benefits are generally the same for all participants in the Company’s healthcare program; however, our executive officers are required to pay two to three times as much as non-executive employees for their coverage

■

International medical benefit plans vary, but executives typically receive the benefits offered in the relevant broad-based program

■

PepsiCo’s global mobility program facilitates the assignment of global talent to positions in other countries by minimizing any financial detriment or gain to the employee from an international assignment

■

Executive officers who relocate are supported under the mobility program available to all PepsiCo salaried employees, eligible for reimbursement of relocation expenses, such as household goods shipment and applicable taxes associated with moving

Perquisites

■

Consistent with our pay-for-performance philosophy, we limit executive perquisites to a Company car allowance, an annual physical, and personal use of Company aircraft

■

Certain executive officers may also be required to use Company ground transportation

■

Based on an independent security study, the Compensation Committee generally requires the CEO to use Company aircraft to enhance personal safety and to increase time available for business purposes

■

Certain exceptions allow the use of commercial aviation by the CEO provided that the PepsiCo Global Security Team has assessed the risk and trip itinerary in advance, establishing a travel security protocol

■

Executives are fully responsible for their personal income tax liability associated with personal use of Company aircraft

■

A select few executive officers who are permitted to use Company aircraft, other than the CEO, must reimburse PepsiCo for the full variable operating cost of personal flights in excess of a limited number of hours per year as established by the Compensation Committee

■

Personal use of Company aircraft above a predetermined hour threshold for executive officers other than the CEO must be approved by the CEO on a case-by-case basis

Executive Income Deferral

■

Under the PepsiCo Executive Income Deferral Program (the “EIDP”), eligible U.S.-based executives can elect to defer up to 75% of their base salary and up to 100% of their annual cash incentive awards into phantom investment funds on a tax-deferred basis

■

Executives may elect to have their deferral accounts notionally invested in market-based funds, including the PepsiCo Common Stock Fund

■

The EIDP does not guarantee a rate of return, does not match deferrals, and none of the funds provide “above market” earnings

■

The EIDP is a non-qualified and unfunded program in which account balances are unsecured and at-risk, with its material features described in the “2025 Non-Qualified Deferred Compensation” section beginning on page 79

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Executive Compensation

Peer Group

The Compensation Committee assesses the composition of the proxy peer group annually.

How the Compensation Peer Group is Selected

■

Comparable size (based on revenue and market capitalization)

■

Strong consumer brands

■

Innovative culture

■

PepsiCo’s competitors for executive talent

■

Primary focus on business-to-consumer model

■

Significant international operations

How Compensation Peer Group is Used

■

To help evaluate whether executive officer pay levels are aligned with Company performance on a relative basis

■

To calculate our relative TSR performance over a three-year performance period and determine payout of the LTC award for annual LTI awards granted prior to 2026, and for the PSU multiplier for annual LTI awards granted beginning in 2026

■

To assess competitiveness of executive compensation plan design and benefit prevalence

PepsiCo 2025 Compensation Peer Group

3M Company Anheuser-Busch InBev SA/NV The Coca-Cola Company Colgate-Palmolive Company Danone S.A. FedEx Corporation General Mills, Inc.	Johnson & Johnson The Kraft Heinz Company McDonald’s Corporation Mondelēz International, Inc. Nestlé S.A. NIKE, Inc. Pfizer Inc.	The Procter & Gamble Company Starbucks Corporation Unilever PLC United Parcel Service, Inc. Verizon Communications Inc. Walmart Inc. The Walt Disney Company

PepsiCo Versus 2025 Peer Group

*	Based on the four fiscal quarters ended prior to December 27, 2025 and publicly available as of March 1, 2026
**	Based on 2025 year-end

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Executive Compensation

Governance Features of Our Executive Compensation Programs

We believe that PepsiCo’s compensation programs should ensure that our executives remain accountable for business results and take responsibility for the assets of the business and its employees. Consistent with this objective, our Board has incorporated strong governance features into our executive compensation programs.

Risk Mitigation

PepsiCo’s executive compensation programs include features intended to discourage employees from taking unnecessary and excessive risks that could threaten the financial health and viability of the Company.

Balanced Performance Metrics	Accountability for Prior Operating Unit Results	Emphasis on Long-Term Shareholder Value Creation	Stringent Clawback Provisions
The annual incentive program utilizes balanced financial measures consisting of top-line metrics (such as organic revenue), bottom-line metrics (such as operating profit), and metrics designed to enhance capital management (such as cash flow).	All or a portion of the annual incentive award for any executive officer who assumes a new leadership position in a different operating unit is generally determined based on the prior operating unit’s results to hold the executive officer accountable for sustained performance, including in the event of retirement from PepsiCo.	LTI awards are the most significant element of executive officer pay and focus executives on creating long-term shareholder value, measured in terms of delivering exceptional long-term performance results and stock price performance relative to a peer group.	Under PepsiCo’s programs, the Company has the right to cancel and recoup awards and gains from an executive in certain circumstances, such as an act of gross misconduct. Recovery may be initiated even if there was no misconduct or failure of oversight on the part of an executive.

Stock Ownership Requirements

Under PepsiCo’s stock ownership guidelines, executive officers are required to own shares of PepsiCo Common Stock equal in value to a specified multiple of their annual base salary, as set forth below:

CEO
CFO and Operating Unit CEOs
All Other Executive Officers
21x Annual Salary The value of shares and share equivalents of PepsiCo Common Stock held by PepsiCo’s Chairman and CEO as of December 31, 2025

Shares of PepsiCo Common Stock or equivalents held by the executive officer (or immediate family members) in a 401(k) plan, in a deferred compensation account, or in a trust for the benefit of immediate family members count towards satisfying the requirement. Unexercised stock options and unvested PSUs and RSUs granted under the LTI Plan do not count towards satisfying the applicable stock ownership requirement.

Executive officers have five years from the date they first become subject to a particular level of stock ownership to meet the stock ownership requirement. All of PepsiCo’s NEOs have met or are on track to meet their ownership requirements within the five-year period.

Executive officers who terminate or retire from PepsiCo are required to continue to hold 100% of the shares needed to meet the applicable level of stock ownership until at least six months after termination or retirement and to continue to hold at least 50% of the shares needed to meet the applicable level of stock ownership until at least twelve months after termination or retirement.

Share Retention Policy

To encourage our executive officers to exhibit a strong commitment to PepsiCo stock ownership, the Board adopted the Share Retention Policy. The policy limits the sale proceeds that an executive officer may receive in cash upon exercise of stock options during each calendar year to 20% of the aggregate value of all of the executive officer’s in-the-money vested stock

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options. Any sale proceeds in excess of this 20% limit must be held in shares of PepsiCo Common Stock for at least one year after the date of exercise. In addition, executive officers are required to hold at least 50% of the shares, net of applicable tax withholding, received upon the vesting and payout of PSUs in furtherance of PepsiCo’s stock ownership guidelines.

Executive officers who maintain the required level of stock ownership are exempt from the Share Retention Policy.

No Employment Contracts

None of our NEOs have an employment contract or separation agreement, and we do not maintain formal programs or policies that guarantee cash severance or continued access to health and welfare benefits in the event of an involuntary termination of employment. Consistent with our approach of rewarding performance, employment is not guaranteed, and either the Company or the NEO may terminate the employment relationship at any time. In some cases, the Compensation Committee or the Board may agree to provide separation payments and benefits to departing executives upon their termination. Such terminations are addressed on a case-by-case basis, taking into consideration the nature of the termination and a variety of other factors.

Cash Severance Policy

The Compensation Committee adopted the PepsiCo, Inc. Executive Officer Cash Severance Policy under which the Company will seek shareholder ratification of any new employment, severance or separation agreement with an executive officer, or any new severance plan or policy covering an executive officer, that provides for “cash severance benefits” (as defined in such policy) exceeding 2.99 times the sum of the executive officer’s base salary and target annual incentive award (or average of prior three years of actual annual incentive awards, if greater). Under this policy, “cash severance benefits” include cash payments such as those made in connection with the termination of an executive officer’s employment or to secure an agreement with an executive officer to not compete with the Company. Certain payments are excluded from this policy, including those made in accordance with the terms of the shareholder-approved LTI Plan, settlements of claims asserted against the Company by an executive officer, payments for services provided following termination, and distributions made from the Company’s benefit programs.

Clawback Provisions

Compliance with our Global Code of Conduct, as well as Acting with Integrity, one of the seven guiding behaviors of our One PepsiCo Way, are fundamental to doing business the right way. To reinforce the importance of this, PepsiCo’s executive compensation programs have stringent clawback provisions which allow the Company to cancel outstanding awards from the EICP and LTI Plan, to enforce the repayment of gains from the exercise of any stock options granted under the LTI Plan and to recoup the value of awards, regardless of whether they are performance- or time-based, that have vested and/or paid out from the EICP and LTI Plan.

Clawback provisions are triggered in the event an executive engages in behavior that may be detrimental to the Company, such as the breaching of non-competition, non-solicitation or non-disclosure clauses, or an act of gross misconduct.

In addition, the Compensation Committee adopted the PepsiCo, Inc. Compensation Recovery Policy for Covered Executives, which requires recovery of incentive-based compensation erroneously received by current and former executive officers, in the event of an accounting adjustment to the Company’s financial results, over the three years prior to an accounting restatement. This policy supplements the clawback provisions described above. In the case of erroneous payments, recovery is initiated even if there was no misconduct or failure of oversight on the part of an individual executive.

Change in Control Provisions

PepsiCo does not maintain formal policies for our NEOs that provide for predetermined cash severance, continued health and welfare benefits, tax gross-ups, or any other change in control benefits other than change in control protections under the shareholder-approved LTI Plan.

The LTI Plan provides non-employee directors and all employees, including executive officers, change in control protection for their LTI awards. Outstanding unvested awards vest and performance-based awards are payable in accordance with their terms as if performance metrics have been achieved at the target performance level in the event that the participant is terminated without cause or resigns for good reason within two years following a change in control of PepsiCo (i.e., “double trigger” vesting) or if the acquiring entity fails to assume or replace the awards. We utilize “double trigger” vesting to help ensure management talent will be available to assist in the successful integration following a change in control and to align with prevailing governance practices.

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Executive Compensation

Prohibition on Hedging and Pledging

Our Insider Trading Policy prohibits employees, including executive officers, from engaging in activities that are designed to hedge or offset any decrease in the market value of PepsiCo stock (including purchasing financial instruments such as prepaid variable forward contracts, collars, exchange funds or equity swaps, or engaging in short sales). In addition, employees, including executive officers, may not hold PepsiCo securities in a margin account or pledge PepsiCo stock or PepsiCo stock options as collateral for a loan or otherwise.

Limited Trading Windows

Executive officers can only transact in PepsiCo securities during approved trading windows after satisfying mandatory clearance requirements.

Responsible Equity Grant Practices

PepsiCo’s equity grant practices include generally making grants on fixed pre-established grant dates and ensuring all grants are made at exercise prices or grant prices equal to the “fair market value” of PepsiCo Common Stock on such dates. PepsiCo grants stock options to employees on an annual basis; however, executive officers do not receive stock options. PepsiCo currently does not grant stock appreciation rights or similar option-like instruments. During the last fiscal year, the Compensation Committee did not take material nonpublic information into account when determining the timing or terms of stock options, nor did the Company time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

■	Under the Company’s equity grant practices, stock options are granted only on pre-determined dates. The terms and conditions of stock option grants to employees are generally approved at a meeting of the Compensation Committee that is held during February, and the grants are generally made effective on March 1, July 1, and October 1. During 2025, PepsiCo did not grant stock options, stock appreciation rights or similar option-like instruments to any NEO.
■	Stock option, PSU, and RSU grants are awarded under our shareholder-approved LTI Plan at “fair market value,” defined as the average of the high and low stock prices rounded up to the nearest quarter on the date of grant. These formulas mitigate the impact of our stock price’s intra-day volatility when setting the grant price of equity awards.
■	PepsiCo does not backdate, reprice, or grant stock options retroactively. Our shareholder-approved LTI Plan prohibits repricing of awards or exchanges of underwater options for cash or other securities without shareholder approval.
■	PepsiCo is responsible in the use of shares under our LTI Plan, with share utilization below our peer group median.
■	Equity award grants to executive officers are approved by a subcommittee of the Compensation Committee consisting entirely of non-employee directors, as that term is defined in Rule 16b-3 of the Exchange Act.

Tax Considerations

The Compensation Committee generally considers the impact of Section 162(m) of the Internal Revenue Code in establishing compensation for our executive officers, with a primary objective of supporting PepsiCo’s business needs and workforce strategy.

Effective with the January 1, 2018 taxation year, the Section 162(m) performance-based exception is no longer applicable and the $1 million deduction limit applies to the CEO, CFO, and the top three other highest compensated executive officers in the year. Effective with the taxation year beginning in 2027, the deduction limitation will also apply to the top five other highest compensated employees in the year, even if they are not officers (“Additional Employees”). The deduction limit also applies to all those who were subject to the limit in any prior year after 2016, and it continues to apply to compensation paid at any time, including after termination or retirement and after death (with the exception of Additional Employees, who will be subject to the deduction limit only for the years in which they are Additional Employees).

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Executive Compensation

Our Decision-Making Process

Compensation Committee

The Compensation Committee oversees and evaluates PepsiCo’s executive compensation programs against competitive practices, regulatory developments, and corporate governance trends.

JAN	FEB	MAR	APR	MAY	JUN	JUL	AUG	SEP	OCT	NOV	DEC

February Meeting			March Meeting			September Meeting			November Meeting

■  Certifies performance-based incentive payouts

■  Recommends CEO compensation to independent members of the Board without management input

■  Approves executive officer compensation based on Company performance, market data, responsibilities, and other factors

■ Sets specific performance targets for executive officer incentive awards ■ Reviews compensation-related disclosures for Proxy Statement

■  Reports to the Board regarding director compensation and stock ownership guidelines

■  Establishes peer group companies used to benchmark Company performance and executive officer compensation

■  Reviews trends and best practices in executive compensation

■  Reviews Committee Charter, Committee’s assessment results, and work plan for the following year

■  Reviews and approves executive compensation policies, such as stock ownership and clawback provisions, as needed

Compensation Committee meetings may occur on a more frequent basis in the event of ad hoc matters for discussion or approval.

Independent Advisor	PepsiCo Management
The Compensation Committee has engaged FW Cook as its independent external advisor, and considers analysis and advice from FW Cook when making compensation decisions	PepsiCo’s management team is responsible for providing input to the Compensation Committee with respect to compensation decisions for PepsiCo’s executive officers (other than the Chairman and CEO)

■  Provides recommendations on Chairman and CEO compensation directly to the Compensation Committee

■  Regularly reviews the Company’s executive compensation programs, in cooperation with management, and advises the Committee of changes that may be made to better reflect evolving best practices and improve effectiveness

■  Regularly reviews the Company’s compensation philosophy, peer group, and target competitive positioning for reasonableness and appropriateness

■  All services performed by FW Cook have been limited to executive and director compensation consulting

■  FW Cook is prohibited from undertaking any other work with PepsiCo management or employees and has direct access to Compensation Committee members without management involvement

■  The Compensation Committee assessed FW Cook’s independence under SEC regulations and Nasdaq listing standards, and concluded that there is no conflict of interest

■  Provides input regarding PepsiCo’s business strategy and performance

■  Regularly reviews shareholder feedback which is taken into consideration when reevaluating and/or designing the Company’s executive compensation programs

■  The Chairman and CEO provides the Compensation Committee with a self-assessment based on achievement of agreed-upon objectives and other leadership accomplishments

■  The Chairman and CEO provides the Compensation Committee with performance evaluations and pay recommendations for other executive officers

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Executive Compensation

2025 Summary Compensation Table

The following table summarizes the compensation of the NEOs for the fiscal year ended December 27, 2025 in accordance with SEC rules. We encourage you to also review a summary of the Chairman and CEO’s performance and pay decisions beginning on page 51 for a description of how compensation is viewed by PepsiCo’s Board.

					Non-Equity Incentive Plan Compensation ($)			Change in Pension
Name and Principal Position	Year(1)	Salary ($)(2)	Bonus ($)(3)	Stock Awards ($)(4)	Subtotal for Annual Payouts ($)(5)	Subtotal for Long- Term Payouts ($)(6)	Total for Annual and Long-Term Payouts ($)(7)	Value and Non-Qualified Deferred Compensation Earnings ($)(8)	All Other Compensation ($)(9)	Total ($)
Ramon L. Laguarta Chairman of the Board and Chief Executive Officer	2025	1,804,615	—	11,550,008	3,136,000	2,635,000	5,771,000	4,125,567	652,355	23,903,545
	2024	1,763,462	—	11,005,571	3,375,000	3,391,500	6,766,500	8,741,242	537,984	28,814,759
	2023	1,688,462	—	10,230,075	6,750,000	6,667,400	13,417,400	7,746,199	824,076	33,906,212

Steve Schmitt EVP and CFO	2025	121,154	2,000,000	6,999,980	1,066,500	—	1,066,500	—	8,955	10,196,589
Steven Williams CEO, NA	2025	999,231	—	3,795,011	825,000	680,000	1,505,000	1,339,374	130,302	7,768,918
	2024	892,308	—	2,969,969	770,400	833,000	1,603,400	2,464,533	138,240	8,068,450
	2023	842,308	—	2,640,069	2,013,690	1,509,600	3,523,290	2,791,721	189,341	9,986,729
Silviu Popovici CEO, EMEA	2025	841,667	—	2,425,560	1,045,350	544,000	1,589,350	389,969	1,182,553	6,429,099
	2024	800,000	—	2,177,955	1,713,600	761,600	2,475,200	458,721	360,462	6,272,338
	2023	791,667	—	2,112,021	2,434,380	1,509,600	3,943,980	385,513	414,260	7,647,441
Becky Schmitt EVP and CPO	2025	746,154	1,800,000	1,781,963	777,760	442,000	1,219,760	—	128,740	5,676,617
	2024	725,000	1,800,000	1,715,920	861,300	—	861,300	—	170,632	5,272,852
Jamie Caulfield Former EVP and CFO	2025	742,308	—	2,144,966	790,990	—	790,990	946,896	25,350	4,650,510
	2024	700,000	—	2,144,941	850,500	—	850,500	669,477	48,542	4,413,460
	2023	498,615	—	1,261,467	612,100	210,540	822,640	638,757	125,770	3,347,249
(1)	Mr. Schmitt and Ms. Schmitt were not NEOs prior to 2025 and 2024, respectively, and as a result, only the compensation information for the years they were NEOs is included in the Summary Compensation Table.
(2)	Mr. Schmitt’s salary is pro-rated based on his November 10, 2025 start date. Mr. Caulfield’s salary in 2023 reflects his promotion to EVP and CFO, PepsiCo effective November 30, 2023.
(3)	The amounts reported for Mr. Schmitt and Ms. Schmitt are payments made to offset compensation forfeited in connection with their departures from their respective prior employers.
(4)	The amounts reported for stock awards represent the aggregate grant date fair value of stock awards calculated in accordance with the accounting guidance on share-based payments. For a discussion of the assumptions and methodologies used in calculating the grant date fair value of these awards, please see Note 6 to the Company’s consolidated financial statements in the Company’s Annual Report on Form 10-K for the applicable fiscal year.
For 2025, the amounts reported in this column represent the grant date fair value of PSU awards (and for Mr. Schmitt, the grant date fair value of his RSU award). If PepsiCo were to exceed its performance targets, grant recipients may earn up to 200% of the target number of PSUs granted. The following table reflects the grant date fair value of the PSU awards at below-threshold, target, and maximum performance earn-out levels.

	Value of 2025 PSU Awards
Name	Below Threshold ($)	At Target Level ($)	At Maximum 200% Level ($)
Ramon L. Laguarta	—	11,550,008	23,100,016
Steve Schmitt(A)	—	—	—
Steven Williams	—	3,795,011	7,590,022
Silviu Popovici	—	2,425,560	4,851,120
Becky Schmitt	—	1,781,963	3,563,926
Jamie Caulfield	—	2,144,966	4,289,932
(A)	Mr. Schmitt was not eligible for any PSUs granted in 2025 as he was not employed by or an executive officer of PepsiCo on the annual grant date.

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(5)	As described in the “2025 Annual Incentive Award” section of the Compensation Discussion and Analysis beginning on page 56 of this Proxy Statement, the amounts reported reflect compensation earned for performance under the annual incentive compensation program for that year, paid in March of the subsequent year.
(6)	As described in the “Long-Term Incentive Award Payouts” section of the Compensation Discussion and Analysis on page 62 of this Proxy Statement, the Long-Term Payout amounts reported for 2025 reflect compensation earned for performance over a three-year period (2023-2025) under the LTC award granted in 2023 and paid in March 2026. Messrs. Schmitt and Caulfield were not granted LTC awards in 2023 because they were not executive officers on the grant date.
(7)	Represents the total of the Annual Payouts and Long-Term Payouts of Non-Equity Incentive Plan Compensation.
(8)	The amounts reported reflect the aggregate change in the actuarial present value of each NEO’s accumulated benefit under the defined benefit pension plans in which they participate. As PepsiCo does not provide above market or preferential rates on non-qualified deferred compensation, notional earnings are not included in this column for any NEOs who may participate in a non-qualified deferred compensation plan. The change in pension value reflects changes in age, service, earnings, and market-based assumptions used to determine present value in each year. Mr. Schmitt and Ms. Schmitt were hired after December 31, 2010 and are therefore not eligible to participate in any defined benefit pension plans sponsored by PepsiCo.
(9)	The following table provides the details for the amounts reported for 2025 for each NEO:

Name	Personal Use of Company Aircraft ($)(A)	Car Allowance and Personal Use of Ground Transportation ($)(B)	Global Mobility ($)(C)	Company Contributions to Defined Contribution Plans ($)(D)	Charitable Contributions ($)(E)	Tax Equalization ($)(F)	Total All Other Compensation ($)(G)
Ramon L. Laguarta	472,775	25,918	146,202	—	—	—	652,355
Steve Schmitt	—	3,413	350	5,192	—	—	8,955
Steven Williams	84,952	25,350	—	—	20,000	—	130,302
Silviu Popovici(H)	—	41,035	335,813	—	—	805,705	1,182,553
Becky Schmitt	—	25,350	—	103,390	—	—	128,740
Jamie Caulfield	—	25,350	—	—	—	—	25,350
(A)	Personal use of Company aircraft is valued based on the aggregate incremental cost to the Company, which is generally allocated based on variable operating costs (such as fuel, maintenance, landing fees, crew expenses, catering, and en route charges) or the cost associated with the use of a charter aircraft. An executive’s spouse or other family members may also fly on Company aircraft. The NEOs are fully responsible for all personal income taxes associated with any personal use of Company aircraft.
(B)	Car allowance and personal use of ground transportation includes cash allowance for car usage, cost associated with personal use of a Company-provided vehicle, or the aggregate incremental cost to the Company for Company-provided ground transportation (such as estimated fuel and the driver’s compensation). An executive’s spouse or other family members may use Company-provided ground transportation from time to time. The NEOs are fully responsible for all personal income taxes associated with any personal use of Company-provided ground transportation. The value shown for Mr. Popovici includes the lease for his Company-provided vehicle until June 10, 2025 as well as a car allowance from June 11, 2025 through the end of the fiscal year, converted into U.S. dollars based on an average monthly exchange rate of 1 CHF = 1.20869 USD for 2025.
(C)	The amounts reported reflect the expense for benefits provided pursuant to PepsiCo’s standard global mobility program as a result of Mr. Laguarta’s relocation to the U.S., Mr. Schmitt’s relocation to the New York area, and Mr. Popovici’s global mobility benefits in Switzerland. These benefits include tax preparation assistance, housing, cost-of-living and home-leave allowances, and household goods storage. The global mobility program facilitates the assignment of employees to positions within and outside their home country by minimizing any financial detriment or gain to the employee from the assignment.
(D)	Mr. Schmitt and Ms. Schmitt were eligible to participate in the ARC and ARC-E programs described under the “2025 Retirement Benefits” section beginning on page 75 of this Proxy Statement and the “2025 Non-Qualified Deferred Compensation” section beginning on page 79 of this Proxy Statement.
(E)	The amounts reported in this column represent PepsiCo Foundation matching gifts, and other charitable contributions or commitments. Under the matching gift program, the PepsiCo Foundation matches cash or stock donations to recognized tax-exempt organizations. The PepsiCo Foundation annual contributions are generally capped at a total of $10,000, which was increased by $10,000 in October 2025 during our annual Company-wide giving campaign that encourages associates to give back, for a maximum of $20,000 for the fiscal year. PepsiCo Foundation matching gift contributions are available to all PepsiCo employees and PepsiCo non-employee directors. With respect to Mr. Williams, the PepsiCo Foundation made matching contributions of $20,000.
(F)	For Mr. Popovici, this reflects the estimated total net amount of tax equalization designed to cover taxes on his compensation in excess of the taxes he would have incurred in his home country, in accordance with our standard global mobility program.
(G)	For Mr. Laguarta, the total also includes the cost of an annual physical exam.
(H)	A portion of global mobility benefits provided to Mr. Popovici while in Switzerland was paid in Swiss Francs and converted into U.S. dollars based on an average monthly exchange rate of 1 CHF = 1.20869 USD for 2025.

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Executive Compensation

2025 Grants of Plan-Based Awards

The following table summarizes grants of annual incentive awards, LTC awards, PSUs, and RSUs provided to NEOs in 2025. The material terms of PepsiCo’s annual and LTI programs are described in the Compensation Discussion and Analysis beginning on page 49 of this Proxy Statement.

				Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards:
Name	Grant Date(1)	Approval Date(1)	Grant Type	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards(2)
Ramon L. Laguarta	—	2/5/2025	Annual Incentive(3)(4)	—	3,608,333	7,216,667
	3/1/2025	2/5/2025	Long-Term Cash(5)	—	5,950,000	11,900,000
	3/1/2025	2/5/2025	PSUs(6)				—	75,122	150,244		11,550,008
Steve Schmitt	—	10/3/2025	Annual Incentive(3)(7)	—	1,350,000	4,050,000
	11/10/2025	10/3/2025	RSUs(8)							49,209	6,999,980
Steven Williams	—	2/5/2025	Annual Incentive(3)	—	1,500,000	4,500,000
	3/1/2025	2/5/2025	Long-Term Cash(5)	—	1,955,000	3,910,000
	3/1/2025	2/5/2025	PSUs(6)				—	24,683	49,366		3,795,011
Silviu Popovici	—	2/5/2025	Annual Incentive(3)(4)	—	1,262,500	3,787,500
	3/1/2025	2/5/2025	Long-Term Cash(5)	—	1,249,500	2,499,000
	3/1/2025	2/5/2025	PSUs(6)				—	15,776	31,552		2,425,560
Becky Schmitt	—	2/5/2025	Annual Incentive(3)(4)	—	895,000	2,685,000
	3/1/2025	2/5/2025	Long-Term Cash(5)	—	918,000	1,836,000
	3/1/2025	2/5/2025	PSUs(6)				—	11,590	23,180		1,781,963
Jamie Caulfield	—	2/5/2025	Annual Incentive(3)(4)	—	1,112,500	3,337,500
	3/1/2025	2/5/2025	Long-Term Cash(5)	—	1,105,000	2,210,000
	3/1/2025	2/5/2025	PSUs(6)				—	13,951	27,902		2,144,966
(1)	Consistent with prior years, 2025 PSUs and LTC awards were approved by the Compensation Committee at its regularly scheduled meeting in February. The approval date for the awards was February 5, 2025 and the grant date was March 1, 2025. Mr. Schmitt’s special one-time RSU award was approved by the Compensation Committee on October 3, 2025 and granted on his November 10, 2025 start date.
(2)	The amounts reported represent the aggregate grant date fair value of all PSUs and RSUs granted to NEOs in 2025 calculated in accordance with the accounting guidance on share-based payments. For a discussion of the assumptions and methodologies used in calculating the grant date fair value of the PSUs and RSUs reported, please see Note 6 to the Company’s consolidated financial statements in the Company’s 2025 Annual Report on Form 10-K for the fiscal year ended December 27, 2025.
(3)	The amounts reported reflect the potential range of 2025 annual cash incentive awards under the EICP, as described in the “2025 Annual Incentive Award” section of the Compensation Discussion and Analysis beginning on page 56 of this Proxy Statement.
(4)	The target and maximum annual incentive for Messrs. Laguarta, Popovici, and Caulfield, and Ms. Schmitt reflect pro-rated increases due to base salary adjustments received in February 2025.
(5)	The amounts reported reflect the potential range of 2025 LTC award payouts under the shareholder-approved LTI Plan. The actual LTC award earned is determined based on the level of achievement attained with respect to the pre-established performance targets based on PepsiCo’s TSR relative to the proxy peer group over the three-year performance period and will be paid out on the third anniversary of the grant date.

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(6)	The actual number of shares of PepsiCo Common Stock that are earned for the 2025 PSUs will be determined based on the level of achievement attained with respect to Core Constant Currency EPS Change and Organic Revenue Performance consistent with the pre-established payout scale determined for the three-year performance period. If PepsiCo performs below the pre-established performance targets, the number of PSUs earned will be reduced below the target number. The amounts reported in the “target” column reflect the number of PSUs that may be paid out if the performance targets are achieved at 100%, and the amounts reported in the “maximum” column reflect the maximum number of PSUs that may be paid out if the performance targets are exceeded.
The PSUs earned by NEOs will vest and be paid out in shares of PepsiCo Common Stock on the third anniversary of the grant date subject to pro-rata vesting upon retirement between ages 55 and 61, inclusive, with at least 10 years of service, and full vesting upon retirement at age 62 or older with at least 10 years of service, in each case subject to achievement of the applicable performance targets over the full three-year performance period. As of 2025 fiscal year-end, Messrs. Williams and Popovici are eligible for pro-rata vesting and Messrs. Laguarta and Caulfield are eligible for full vesting.
(7)	The amount reported reflects Mr. Schmitt’s full-year participation in the 2025 annual cash incentive awards program under the EICP.
(8)	The RSUs granted to Mr. Schmitt will vest 50% on the first anniversary of the grant date and 50% on the second anniversary of the grant date, subject to continued employment. In the event PepsiCo terminates Mr. Schmitt without cause, Mr. Schmitt would be entitled to vest in any unvested portion of the RSU grant. The RSU grant, which is the only equity grant being made to Mr. Schmitt in connection with the commencement of his employment, is being made to offset compensation that was forfeited in connection with Mr. Schmitt’s departure from his prior employer.

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Executive Compensation

2025 Outstanding Equity Awards at Fiscal Year-End

The following table lists all outstanding stock option, PSU, and RSU awards as of December 27, 2025 for the NEOs. The material terms and conditions of the equity awards reported in this table are described in the “Long-Term Incentive Awards” section of the Compensation Discussion and Analysis beginning on page 61 of this Proxy Statement. No LTI award granted to an NEO has been transferred to any other person, trust, or entity.

	Option Awards							Stock Awards(1)(2)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Grant Date	Option Vesting Date	Option Expiration Date	Grant Date	Vesting Date	Number of Shares or Units of Stock That Have Not Vested(3) (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(4) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Ramon L. Laguarta							3/1/2025	3/1/2028	—	—	75,122	10,801,041
							3/1/2024	3/1/2027	—	—	67,005	9,633,979
							3/1/2023	3/1/2026	—	—	59,825	8,601,639
Steve Schmitt							11/10/2025	11/10/2027	24,604	3,537,563	—	—
							11/10/2025	11/10/2026	24,605	3,537,707	—	—
Steven Williams							3/1/2025	3/1/2028	—	—	24,683	3,548,922
							3/1/2024	3/1/2027	—	—	18,082	2,599,830
							3/1/2023	3/1/2026	—	—	15,439	2,219,819
Silviu Popovici							3/1/2025	3/1/2028	—	—	15,776	2,268,273
							3/1/2024	3/1/2027	—	—	13,260	1,906,523
							3/1/2023	3/1/2026	—	—	12,351	1,775,827
Becky Schmitt							3/1/2025	3/1/2028	—	—	11,590	1,666,410
							3/1/2024	3/1/2027	—	—	10,447	1,502,070
							6/1/2023	3/1/2026	—	—	9,442	1,357,571
Jamie Caulfield	14,581	—	131.25	3/1/2021	3/1/2024	2/28/2031
	11,600	—	131.25	3/1/2020	3/1/2023	2/28/2030
							3/1/2025	3/1/2028	—	—	13,951	2,005,875
							3/1/2024	3/1/2027	—	—	13,059	1,877,623
(1)	Each of the PSU awards listed in the table vests three years after the grant date (with the exception of Ms. Schmitt’s 2023 PSU award which was granted upon hire with a vesting period of 33 months), subject to continued service with PepsiCo through the vesting date and achievement of applicable performance targets during a three-year performance period. Each of the awards will vest on a pro-rata basis upon retirement between ages 55 and 61, inclusive, with at least 10 years of service, and will vest in full upon retirement at age 62 or older with at least 10 years of service, subject to achievement of applicable performance targets. As of 2025 fiscal year-end, Messrs. Williams and Popovici are eligible for pro-rata vesting and Messrs. Laguarta and Caulfield are eligible for full vesting.
(2)	The market value of unvested PSUs and RSUs reflected in the table have been calculated by multiplying the number of unvested PSUs and RSUs by $143.78, PepsiCo’s closing stock price on December 26, 2025, the last trading day of the 2025 fiscal year.
(3)	The reported award reflects RSUs granted to Mr. Schmitt to offset compensation that was forfeited in connection with his departure from his prior employer. 50% of this award is scheduled to vest on November 10, 2026 and the remaining 50% is scheduled to vest on November 10, 2027, subject to continued employment. In the event PepsiCo terminates Mr. Schmitt without cause, Mr. Schmitt would be entitled to vest in any unvested portion of the RSU grant.
(4)	The numbers displayed in this column reflect the target number of PSUs awarded. Notwithstanding the level of performance achieved, the Compensation Committee retains the discretion to reduce the number of shares issued in settlement of these awards.

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Executive Compensation

2025 Option Exercises and Stock Vested

	Option Awards(1)		Stock Awards(2)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(3)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(4)
Ramon L. Laguarta	—	—	115,398	17,739,558
Steve Schmitt	—	—	—	—
Steven Williams	—	—	28,344	4,357,181
Silviu Popovici	—	—	25,914	3,983,630
Becky Schmitt	—	—	2,751	363,146
Jamie Caulfield	—	—	—	—
(1)	Stock option exercises are executed in a manner consistent with PepsiCo’s Share Retention Policy, which is described in the “Governance Features of Our Executive Compensation Programs” section of the Compensation Discussion and Analysis beginning on page 65 of this Proxy Statement.
(2)	The following table lists PSU and RSU awards that vested in 2025 for the NEOs.

Name	Type		Grant Date	Payout Date	Number of Shares Granted (#)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)	Dividend Equivalents Paid ($)
Ramon L. Laguarta	PSUs		3/1/2022	3/1/2025	57,699	115,398	17,739,558	1,707,890
Steve Schmitt	—		—	—	—	—	—	—
Steven Williams	PSUs		3/1/2022	3/1/2025	14,172	28,344	4,357,181	419,491
Silviu Popovici	PSUs		3/1/2022	3/1/2025	12,957	25,914	3,983,630	383,527
Becky Schmitt	RSUs	(A)	6/1/2023	6/1/2025	5,502	2,751	363,146	28,830
Jamie Caulfield	—		—	—	—	—	—	—
(A)	The RSU award granted to Ms. Schmitt was granted on her start date to offset compensation that was forfeited in connection with her departure from her prior employer. 50% of this award previously vested on June 1, 2024 and the remaining 50% vested on June 1, 2025.

(3)	The value realized on exercise of stock options is equal to the amount per share at which the NEO sold shares acquired on exercise (all of which occurred on the date of exercise), minus the exercise price of the stock options, times the number of shares acquired on exercise of the options. The number of shares and value realized on exercise include shares that were withheld at the time of exercise to satisfy tax withholding requirements.
(4)	The value realized on vesting of stock awards is equal to the average of the high and low market prices of PepsiCo Common Stock on the date of vesting, times the number of shares acquired upon vesting. The number of shares and value realized on vesting include shares that were withheld at the time of vesting to satisfy tax withholding requirements.

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Executive Compensation

2025 Retirement Benefits

A summary of defined benefit and defined contribution plans sponsored by PepsiCo that our NEOs participated in during 2025 are described in the tables below. Benefits for the NEOs who participate in these plans are generally determined using the same formula as for other eligible employees. NEOs receive no enhancements that are not available to other eligible employees in each plan.

As disclosed in prior year Proxy Statements, effective December 31, 2025, PepsiCo ceased future service accruals for salaried employees under the defined benefit pension plans outlined below, and starting January 1, 2026, all salaried employees participate in the defined contribution plans, which are also summarized below.

	PepsiCo Employees Retirement Plan I (“PERP-I”)	PepsiCo Pension Equalization Plan (“PEP”)	PepsiCo International Retirement Plan - Defined Benefit Program (“PIRP-DB”)

Eligible NEOs in 2025	■ Ramon L. Laguarta (retirement eligible) ■ Steven Williams (early retirement eligible) ■ Jamie Caulfield (retirement eligible)		■ Ramon L. Laguarta (frozen)

Type of Plan	Qualified defined benefit pension plan	Non-qualified defined benefit pension plan	Non-qualified defined benefit pension plan

Eligibility	U.S. salaried employees hired prior to January 1, 2011	Employees eligible to participate in the PERP-I whose benefits under the PERP-I are affected by limitations imposed by the Internal Revenue Code on qualified plan compensation or benefits	Generally covers non-U.S. citizens hired prior to January 1, 2011 who were active participants in a defined benefit retirement plan sponsored by their home country and were unable to remain in that plan during their assignment outside their home country, designated for participation by PepsiCo

Form of Payment Upon Retirement	Benefits generally payable as a single life annuity, a single lump sum distribution, a joint and survivor annuity, a 10-year certain annuity, or a combination of a partial lump sum and an annuity

■  Benefits accrued and vested by December 31, 2004 are generally paid in the same form and at the same time the PERP-I benefits are paid

■  Benefits accrued or vested after December 31, 2004 are payable at termination (subject to a six-month delay under Section 409A of the Internal Revenue Code), in the form of a lump sum

Benefits generally payable as a single life annuity, a single lump sum distribution, a joint and survivor annuity, a 10-year certain annuity, or a combination of a partial lump sum and an annuity

Benefit Timing

■  Normal retirement benefits payable at age 65 with 5 years of service

■  Unreduced early retirement benefits payable as early as age 62 with 10 years of service

■  Reduced early retirement benefit payable at age 55 with 10 years of service, determined by reducing the normal retirement benefit by 4% for each year benefits begin prior to age 62

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Executive Compensation

	PepsiCo Employees Retirement Plan I (“PERP-I”)	PepsiCo Pension Equalization Plan (“PEP”)	PepsiCo International Retirement Plan - Defined Benefit Program (“PIRP-DB”)

Retirement Benefit Formula

A single life annuity beginning at normal retirement age generally determined as follows:

■  3% for each year of service up to 10 years, plus 1% for each year of service in excess of 10, multiplied by the executive’s highest consecutive five-year average monthly earnings (base salary and annual bonus compensation, limited by Internal Revenue Code regulations), based on service and earnings up to December 31, 2025

■  Reduced by 0.43% of the executive’s highest consecutive five-year average monthly earnings up to applicable monthly Social Security covered compensation, multiplied by the executive’s years of service up to 35, based on service and earnings up to December 31, 2025

■ Same terms and conditions as the PERP-I as determined without regard to the Internal Revenue Code limitations on compensation and benefits ■ Offset by the actual benefit payable under the PERP-I

■  Substantially the same as the formula under the PERP-I and the PEP, without the Social Security offset

■  Offset by retirement benefits paid under any other Company plan or government mandated retirement program

Disability/ Death Benefits

■  All participants who become disabled after 10 years of service and remain disabled until retirement generally receive continued service for the duration of their disability, but not past December 31, 2025

■  If an employee dies, the spouse or domestic partner of an employee who is retirement eligible is entitled to a pension equal to the survivor benefit under the 50% joint and survivor option. The surviving spouse, domestic partner, or estate of an active retirement-eligible participant is also entitled to a one-time payment equal to the lump sum benefit accrued at death, offset by the lump sum value of any surviving spouse’s or domestic partner’s benefit that might be payable. This special death benefit is paid by the Company and not from the plan

If the participant dies, the spouse or domestic partner of an employee is entitled to a pension equal to the survivor benefit under the 50% joint and survivor option

Deferred Vested Benefits

■  For a participant with five or more years of service who terminates employment prior to attaining either age 55 with 10 years of service or age 65 with 5 years of service

■  Benefit is equal to the retirement benefit formula amount calculated using the potential years of credited service had the participant remained employed to age 65 pro-rated by a fraction, the numerator of which is the participant’s years of credited service at termination and the denominator of which is the participant’s potential years of credited service had the participant remained employed to age 65

■  Deferred vested benefits under the PERP-I and PIRP-DB are payable as an annuity commencing at age 65; however, a participant may elect to commence benefits as early as age 55 on an actuarially reduced basis to reflect the longer payment period. A participant who terminates from the PERP-I is eligible for a one-time lump sum benefit within 365 days of termination, provided that the participant does not have a PEP benefit that vested prior to 2005. A participant who terminates from the PIRP-DB is also eligible for a one-time lump sum benefit within 365 days of termination. Deferred vested benefits under PEP are payable at the later of age 55 or termination (subject to a six-month delay and form of payment restrictions under Section 409A of the Internal Revenue Code)

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Executive Compensation

	PepsiCo Savings Plan - Automatic Retirement Contribution Program (“ARC”)	PepsiCo International Retirement Plan - Defined Contribution Program (“PIRP-DC”)

Eligible NEOs in 2025	■ Steve Schmitt ■ Becky Schmitt	■ Silviu Popovici

Type of Plan	Qualified defined contribution plan	Non-qualified defined contribution plan

Eligibility	Generally covers U.S. salaried employees hired on or after January 1, 2011	Generally covers non-U.S. citizens hired on or after January 1, 2011 who are unable to remain in their home country retirement plan during their assignment outside their home country and are designated for participation by PepsiCo

Form of Payment Upon Retirement	Benefits are payable as a single lump sum distribution or in installments	Benefits are payable as a single lump sum distribution

Benefit Timing	Vested account balance payable following retirement/termination

Retirement Benefit Formula

■  Contributions are determined by multiplying a percentage (range of 2% to 9% based on age and years of service) by eligible pay, subject to Internal Revenue Code limitations

■  PepsiCo provides a matching contribution of 50% up to either 4% or 6% of eligible pay, based on years of service

■  Pay Credits are determined by multiplying the eligible pay credit percentage (ranging from 5% to 12%) by the eligible annualized pay

■  Interest Credits are allocated based on the U.S. 30-year Treasury rate

■  Offset by retirement benefits paid under any other Company plan or government mandated retirement program

Disability/Death Benefits	If the participant dies, the spouse, domestic partner, or beneficiary is entitled to receive the vested account balance

Deferred Vested Benefits	Vested account balance payable following retirement/termination

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Executive Compensation

The Present Value of Accumulated Benefit reported in the 2025 Pension Benefits Table below represents the accumulated benefit obligation for benefits earned to date, based on age, service, and earnings through the measurement date of December 27, 2025.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)(1)	Payments During Last Fiscal Year ($)
Ramon L. Laguarta(2)	PepsiCo International Retirement Plan - DB	21.0	4,434,585	—
	PepsiCo Employees Retirement Plan I	8.3	283,786	—
	PepsiCo Pension Equalization Plan		38,158,953	—
Steven Williams	PepsiCo Employees Retirement Plan I	29.0	1,613,804	—
	PepsiCo Pension Equalization Plan		10,904,020	—
Silviu Popovici	PepsiCo International Retirement Plan - DC	8.3	2,428,022	—
Jamie Caulfield	PepsiCo Employees Retirement Plan I	32.1	1,772,436	—
	PepsiCo Pension Equalization Plan		4,962,990	—
(1)	The amounts with respect to the defined benefit plan provisions have been calculated using actuarial methods and assumptions shown below in the fiscal year-end valuation under the guidance on employers’ accounting for pensions with the assumption, required by SEC disclosure rules, that each NEO remains in service until retirement at the earliest date when unreduced retirement benefits would be available (i.e., age 62 or older); discount rate of 5.50% for the PepsiCo Employees Retirement Plan I, 5.27% for the PepsiCo Pension Equalization Plan, and 5.44% for the PepsiCo International Retirement Plan; and benefits were converted to lump sums based on a 5.75% lump sum conversion rate at retirement.
(2)	The amounts reported for Mr. Laguarta above reflect his transition to the U.S. on September 1, 2017. In 2017, Mr. Laguarta was credited service under the PepsiCo International Retirement Plan - DB commencing on his hire date in lieu of end-of-service benefits under his prior Spanish employment terms that he ceased to be eligible for upon his relocation to the U.S.

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Executive Compensation

2025 Non-Qualified Deferred Compensation

Executive Income Deferral Program

Eligible NEOs in 2025	■ Steven Williams

Description	Non-qualified and unfunded program that allows certain U.S.-based eligible employees to defer a portion of their annual compensation to a later date. The participants’ balances are unsecured, subject to the claims of PepsiCo’s creditors and may be forfeited in the event of the Company’s bankruptcy

Deferral Limits	Eligible PepsiCo executives may defer up to 75% of base salary and 100% of annual cash incentive compensation. The Company does not provide a matching contribution on any deferrals

Return on Plan Balance	Executives earn a return on their notional accounts based on investments in the phantom funds selected by the executives (listed in footnote 3 of the table below) from a list of phantom funds made available by the Company. The EIDP does not guarantee a rate of return and none of the funds provide above market earnings

Distributions	■ At the time of election to defer, executives are required to choose to receive future payments on either a specific date or upon separation from service
■ Notwithstanding a participant’s payment election, deferrals made after 2000 are paid in a lump sum at the time of separation from service in cases in which separation (other than retirement) occurs prior to the elected payment date
■ Payments of deferrals made after 2004 to executives who are specified employees under Section 409A of the Internal Revenue Code that are triggered by a separation from service are delayed six months following separation

Form of Payment	Made in cash and received as a lump sum or in installments (quarterly, semi-annually, or annually) over a period of up to 20 years and up to age 80

For additional detail on PepsiCo’s EIDP, refer to the “Executive Income Deferral” section of the Compensation Discussion and Analysis on page 63 of this Proxy Statement.

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Executive Compensation

Supplemental Savings Program

Eligible NEOs in 2025	■ Becky Schmitt

Description	The PepsiCo Automatic Retirement Contribution Equalization Program (the “ARC-E”) is a non-qualified, non-elective defined contribution deferred compensation plan sponsored by PepsiCo to provide benefits to employees whose benefits under the ARC portion of the PepsiCo Savings Plan are limited due to Internal Revenue Code limitations on qualified plan compensation and contributions

Eligibility	Generally covers U.S. salaried employees hired on or after January 1, 2011

Form of Payment Upon Retirement	Benefits are payable as a single lump sum distribution

Benefits Timing

■  Vested account balance payable following retirement/separation from service

■  Payments made to executives who are specified employees under Section 409A of the Internal Revenue Code that are triggered by a separation from service are delayed six months following separation

Retirement Benefits Formula	Contributions have the same terms and conditions as ARC described in the “2025 Retirement Benefits” section beginning on page 75 without regard to the Internal Revenue Code limitations on compensation and contributions, offset by actual contributions to the ARC

Disability/Death Benefits	A participant’s account balance vests upon long-term disability, and if the participant dies, the account balance vests and the spouse, domestic partner, or beneficiary is entitled to receive the vested account balance

The following table provides information regarding participation by NEOs in our non-qualified deferred compensation programs during 2025 and at fiscal year-end.

Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)(1)	Aggregate Earnings in Last Fiscal Year ($)(2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($)(3)
Steven Williams	–	–	225,790	–	1,857,149
Becky Schmitt	–	75,390	31,550	–	226,784
(1)	Contributions are made in accordance with the ARC-E provisions and are being disclosed as a component of “All Other Compensation” in the 2025 Summary Compensation Table.
(2)	PepsiCo does not provide above market or preferential rates and, as a result, the notional earnings are not included in the 2025 Summary Compensation Table.
(3)	None of the amounts reported in this column are reflected in the 2025 Summary Compensation Table with respect to Mr. Williams. Deferral balances of NEOs under the EIDP were notionally invested in the following phantom funds and earned the following rates of return in 2025: BlackRock Small Cap Equity Index Fund: +13.87%, BlackRock Mid Cap Equity Index Fund: +8.45%, BlackRock Large Cap Equity Index Fund: +17.14%, BlackRock Total U.S. Equity Index Fund: +16.56%, BlackRock LifePath Retirement Fund: +12.64%, Security Plus Fund: +2.98%, and Defined Applicable Federal Rate (AFR) Fund: +5.71%.

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Executive Compensation

Potential Payments on Termination or Change in Control

Termination of Employment/Retirement

None of our NEOs have any arrangement that provides for severance payments or severance benefits.

In the event an NEO retires, terminates, or resigns from PepsiCo for any reason as of fiscal year-end, they would be entitled to a retirement benefit and any outstanding balance calculated in accordance with the terms and conditions disclosed in the “2025 Retirement Benefits” section beginning on page 75 of this Proxy Statement and in the “2025 Non-Qualified Deferred Compensation” section beginning on page 79 of this Proxy Statement.

Our NEOs’ unvested annual LTI awards vest on a pro-rata basis upon retirement between ages 55 and 61, inclusive, and fully vest upon death, disability, or retirement on or after age 62. In order to be retirement eligible, an executive must be at least age 55 with 10 or more years of service. Even after vesting, PSUs and LTC awards remain subject to the achievement of pre-established performance targets.

The following table sets forth, for each NEO, the value of the unvested stock options, PSUs, RSUs, and LTC awards, and accrued dividend equivalents on PSUs and RSUs that would vest or be forfeited if the NEO’s employment terminated on December 27, 2025, the last day of the 2025 fiscal year, due to termination without cause, retirement, death, or long-term disability:

	Termination/Retirement ($ in millions)(1)		Death/Long-Term Disability ($ in millions)(1)
Name	Vest	Forfeit	Vest	Forfeit
Ramon L. Laguarta	48.0	–	–	–
Steve Schmitt(2)	7.1	–	–	–
Steven Williams	7.8	6.0	6.0	–
Silviu Popovici	5.8	4.0	4.0	–
Becky Schmitt	–	7.5	7.5	–
Jamie Caulfield	6.3	–	–	–
(1)	The PSUs and RSUs were valued at a price of $143.78, PepsiCo’s closing stock price on December 26, 2025, the last trading day of the 2025 fiscal year. Death and Long-Term Disability vesting amounts do not include the value of vested stock options that have already been earned or unvested PSUs, RSUs, and LTC awards that an executive may have earned due to fulfilling the retirement eligibility criteria. As of 2025 fiscal year-end, Messrs. Williams and Popovici are eligible for pro-rata vesting of annual LTI awards, and Messrs. Laguarta and Caulfield are eligible for full vesting of annual LTI awards.
(2)	Mr. Schmitt’s special one-time RSU award was granted at the commencement of his employment at PepsiCo to offset compensation that was forfeited in connection with his departure from his prior employer. In the event PepsiCo terminates Mr. Schmitt without cause, Mr. Schmitt would be entitled to vest in any unvested portion of the RSU grant.

Change in Control

PepsiCo has a long history of maintaining a “double trigger” vesting policy. This means that unvested stock options, PSUs, RSUs, and LTC awards only vest if the participant is terminated without cause or resigns for good reason within two years following a change in control of PepsiCo or if the acquirer fails to assume or replace the outstanding awards.

For each NEO, the following table illustrates:

■	the value of the stock options, PSUs, RSUs, LTC awards, and accrued dividend equivalents on PSUs and RSUs that would vest upon a change in control of PepsiCo without termination of employment; and
■	the value of the stock options, PSUs, RSUs, LTC awards, and accrued dividend equivalents on PSUs and RSUs that would vest upon an NEO’s termination without cause or resignation for good reason or if the acquirer does not assume or replace the outstanding awards at the time of the change in control.

	Change in Control ($ in millions)
Name	Total Benefit: Change in Control Only	Total Benefit: Qualifying Termination upon Change in Control(1)
Ramon L. Laguarta	–	–
Steve Schmitt	–	–
Steven Williams	–	6.0
Silviu Popovici	–	4.0
Becky Schmitt	–	7.5
Jamie Caulfield	–	–
(1)	The amounts reported in this column assume that both the change in control and termination occurred on December 27, 2025, the last day of the 2025 fiscal year. The PSUs and RSUs were valued based on PepsiCo’s $143.78 closing stock price on December 26, 2025, the last trading day of the 2025 fiscal year. Amounts do not include vested options that have already been earned due to continued service or unvested PSUs, RSUs, and LTC awards that an executive may have earned due to fulfilling the retirement eligibility criteria (or in Mr. Schmitt’s case, his special one-time RSU award that would vest in the event PepsiCo terminates him without cause). As of 2025 fiscal year-end, Messrs. Williams and Popovici are eligible for pro-rata vesting of annual LTI awards, and Messrs. Laguarta and Caulfield are eligible for full vesting of annual LTI awards.

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Executive Compensation

Compensation Committee Report

The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended December 27, 2025.

The Compensation Committee
Cesar Conde, Chair	Dina Dublon	Robert C. Pohlad
David C. Page	Daniel Vasella, MD

The information contained in the above report will not be deemed to be “soliciting material” or “filed” with the SEC, nor will this information be incorporated into any future filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates such report by reference.

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Executive Compensation

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are providing disclosure regarding the ratio of the annual total compensation of our CEO to that of our median employee. As a global organization, we have employees operating in 79 countries and territories serving customers and consumers in more than 200 countries and territories. Our objective is to provide competitive compensation commensurate with an employee’s position and geographic location, while also linking compensation to Company and individual performance.

To provide context for this disclosure, it is important to understand the scope of our operations.

■	Geographically Diverse Workforce. More than half of our employees are located outside the United States in locations where the cost of living is significantly below the U.S., including developing and emerging markets. The compensation elements and pay levels of our employees can vary dramatically from country to country based on market trends, cost of living, and cost of labor. These factors, along with fluctuations in currency exchange rates, impact the median employee compensation and the resulting ratio.

■	Frontline is a Strategic Advantage. PepsiCo has a large global frontline employee population driven by our direct-store-delivery model and in-house manufacturing and supply chain in many markets. We believe our frontline employees who make, merchandise, move, and sell our products represent a strategic advantage for PepsiCo. PepsiCo’s integrated approach enables us to bring innovative products to market faster, allows us to react more quickly to changes in the marketplace, and builds unmatched customer relationships at the store level.

Calculating Methodology

In 2025, to identify our median employee and calculate such employee’s annual total compensation, we used consistent methodologies, estimates, and assumptions that were used prior to 2025 to identify any previous median employees.

Gathering Data on our Worldwide Employee Population. Due to the complexity of collecting compensation information across all the countries in which we have employees and the limited employee headcount in some of those countries, we used the de minimis exemption permitted under applicable SEC rules to exclude approximately 4,335 employees from 37 countries and territories, including: Austria (5), Azerbaijan (46), Bangladesh (13), Belarus (107), Bermuda (2), Bolivia (2), Bosnia and Herzegovina (187), Costa Rica (111), Cyprus (155), Czech Republic (12), Denmark (46), El Salvador (260), Estonia (10), Finland (6), Indonesia (186), Italy (231), Japan (81), Kazakhstan (367), Republic of Korea (19), Kyrgyzstan (254), Lebanon (44), Lithuania (33), Luxembourg (1), Malaysia (29), New Zealand (359), Nigeria (26), Norway (1), Panama (34), Paraguay (9), Philippines (57), Singapore (183), Sweden (24), Switzerland (107), Taiwan (404), Uruguay (351), Uzbekistan (46), Vietnam (527).

The excluded employees represented less than 5% of our total global population of 313,929 as of October 1, 2025. In certain countries, our employment levels are subject to seasonal variations. After our use of the de minimis exemption, our employee population from which we determined our median employee consisted of 309,594 individuals from 42 countries and territories.

We collected full-year 2024 compensation data for the October 1, 2025 employee population, relying on our internal payroll and tax records, rather than using statistical sampling.

Consistently Applied Compensation Measure. Our employees are compensated through multiple compensation elements that are highly dependent on the role, market practices, and statutory requirements within each country where our employees are located. Because of the differences in compensation elements globally, we identified all cash-based compensation plus equity-based compensation that was realized in the measurement period as an appropriate representation of the annual total compensation for our employees in accordance with SEC rules.

■	Compensation was annualized on a straight-line basis for full-time and part-time new hire employees who did not work a full fiscal year.

■	We used the 12-month average exchange rate to convert each non-U.S. employee’s total compensation to U.S. dollars, enabling the median to be identified.

■	We calculated the total compensation for the median employee in the same manner in which we determine the compensation shown for our NEOs in the Summary Compensation Table, including the value of retirement benefits.

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Executive Compensation

The Ratio

The following ratio of Mr. Laguarta’s annual total compensation to the median employee’s for our last completed fiscal year is a reasonable estimate calculated in a manner consistent with applicable SEC rules.

■	The median employee’s total compensation was $53,296.

■	The total compensation was calculated in the same manner in which we determine the compensation shown for our NEOs in the Summary Compensation Table, including the value of retirement benefits.

■	As reported in the Summary Compensation Table on page 69, our CEO’s compensation was $23,903,545.

Based on this information, the ratio of Mr. Laguarta’s annual total compensation to the median employee compensation for 2025 was estimated to be 449 to 1.

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Executive Compensation

Pay Versus Performance

The following table and graphs below summarize the relationship between executive compensation “actually paid” (referred to as “Compensation Actually Paid” or the “CAP Amounts”) to the Principal Executive Officer (“PEO”) and the Non-PEO Named Executive Officers (“Non-PEO NEOs”), and the financial performance of the Company over the time horizon set forth below in accordance with SEC rules. The Compensation Committee does not use the CAP Amounts as a basis for making compensation decisions. For a discussion of how our Compensation Committee seeks to align pay with performance when making compensation decisions, please review the Compensation Discussion and Analysis beginning on page 49 of this Proxy Statement.

The financial performance measures used are the Company’s TSR, the peer group TSR (as disclosed under Item 201(e) of Regulation S-K), and the Company’s Net Income, which are required financial performance measures under the SEC rules. The SEC rules also require an issuer to select its most important other financial performance measure that is used to link the CAP Amounts paid to these officers to the Company’s performance, which is Core Constant Currency EPS Change, as reflected in the SEC-required table below.

	Summary Compensation	Compensation	Average Summary Compensation	Average Compensation Actually Paid	Value of Initial Fixed $100 Investment Based On:		GAAP Net Income ($ Millions)	Company Selected Measure: Core Constant
Year	Table Total for PEO ($)(1)	Actually Paid to PEO ($)(2)	Table Total for Non- PEO NEOs ($)(1)	to Non-PEO NEOs ($)(2)	TSR ($)	Peer Group TSR ($)(3)		Currency EPS Change(4)
2025	23,903,545	1,401,981	6,944,346	3,413,222	112.86	111.09	8,295	—%
2024	28,814,759	12,937,279	6,006,775	3,876,107	114.99	114.06	9,626	9%
2023	33,906,212	36,541,470	8,940,674	9,643,270	124.44	117.70	9,155	14%
2022	28,388,228	39,459,410	9,410,089	13,789,185	128.69	124.45	8,978	11%
2021	25,506,607	42,875,825	9,096,366	15,171,885	120.54	114.32	7,679	12%

(1)	The PEO was Ramon L. Laguarta for all years in the table. The Non-PEO NEOs were Steven Williams and Silviu Popovici (all years), Hugh F. Johnston (2021 to 2023), Kirk Tanner (2021 to 2023), Jamie Caulfield (2023 to 2025), Becky Schmitt (2024 and 2025), and Steve Schmitt (2025).

(2)	The following table describes the adjustments for 2025, each of which is prescribed by SEC rules, to calculate the CAP Amounts from the Summary Compensation Table (“SCT”) Amounts. The SCT Amounts and the CAP Amounts do not reflect the actual amount of compensation earned by or paid to our executives, but rather are amounts determined in accordance with Item 402 of Regulation S-K under the Exchange Act. Pursuant to the applicable rules, the amounts in the “Stock Awards” and “Change in Pension Value and Non-Qualified Deferred Compensation Earnings” columns from the Summary Compensation Table are subtracted from the SCT Amounts and the values reflected in the table below are added or subtracted as applicable:

	2025
Adjustments ($)	PEO	Non-PEO NEOs*
SCT Amounts	23,903,545	6,944,346
Adjustments for defined benefit and actuarial pension plans
Aggregate change in actuarial present value included in “Change in Pension Value and Non-Qualified Deferred Compensation Earnings” column in SCT	(4,125,567)	(535,248)
Service cost for the covered fiscal year	1,010,698	151,611
Prior service cost for the covered fiscal year	—	—
Adjustments for stock awards
Aggregate value for stock awards included in “Stock Awards” column in SCT	(11,550,008)	(3,429,496)
Fair value at year-end of awards granted during the covered fiscal year that were outstanding and unvested at the covered fiscal year-end	3,864,140	2,094,038
Year-over-year change in fair value at covered fiscal year-end of awards granted in any prior fiscal year that were outstanding and unvested at the covered fiscal year-end	(13,505,075)	(1,975,969)
Change as of the vesting date (from the end of the prior fiscal year) in fair value of awards granted in any prior fiscal year for which vesting conditions were satisfied during the covered fiscal year	96,357	(2,430)
Dividends or other earnings paid on stock awards in the covered fiscal year prior to vesting if not otherwise included in the total compensation for the covered fiscal year	1,707,890	166,370
Compensation Actually Paid (as calculated)	$1,401,981	$3,413,222
*	Amounts presented are averages for the entire group of Non-PEO NEOs.

The valuation assumptions used to calculate the fair values of stock awards for Compensation Actually Paid differ from those used to calculate the fair values at the time of grant as reflected in the SCT Amounts. Instead of using the target value for stock-settled compensation, Compensation Actually Paid reflects the fiscal year-end performance forecast for each outstanding award. Performance forecasts are not disclosed because such disclosure would result in competitive harm to the Company; however, as of fiscal year-end 2025, all outstanding stock awards are forecasted to pay out below target. In addition, instead of using the grant price for stock-settled compensation, Compensation Actually Paid reflects the stock price of $143.78 on December 26, 2025, the last trading day of the 2025 fiscal year.

(3)	The peer group is the S&P Average of Industry Groups, which is derived by weighting the returns of two applicable S&P Industry Groups (the S&P 500 Soft Drinks and Non-alcoholic Beverages and S&P 500 Packaged Foods and Meats indices) based on PepsiCo’s sales in its beverage and foods businesses. The returns for PepsiCo and the S&P Average for Industry Groups are calculated through December 31, 2025.

(4)	Please refer to Appendix A to this Proxy Statement for a description and reconciliation of this non-GAAP compensation performance measure relative to the reported GAAP financial measure.

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Executive Compensation

The following table lists the seven performance measures that, in our assessment, represent the most important performance measures we used to link compensation for our Named Executive Officers in 2025 to Company performance.

Most Important Performance Measures
Core Constant Currency EPS Change(5)	Organic Revenue Performance(5)
Core Constant Currency Net Income Change(5)(6)	Relative Competitive Performance
Core Constant Currency Operating Profit Change(5)	Relative Total Shareholder Return
Free Cash Flow Excluding Certain Items(5)

The following charts show graphically the relationships over the past five years of the CAP Amounts for our PEO and Non-PEO NEOs as compared to our cumulative TSR, Peer Group TSR, GAAP Net Income, and Core Constant Currency EPS Change(5), as well as the relationship between TSR and Peer Group TSR:

CAP versus Core Constant Currency EPS Change(5) (2021 - 2025)	CAP versus GAAP Net Income (2021 - 2025)

CAP versus TSR and Peer Group TSR (2021 - 2025)

(5)	Please refer to Appendix A to this Proxy Statement for a description and reconciliation of these non-GAAP compensation performance measures relative to reported GAAP financial measures, and to pages 45-49 and 51 of PepsiCo’s 2025 Annual Report on Form 10-K for the fiscal year ended December 27, 2025 for a more detailed description of the items excluded from these measures.
(6)	Refers to Core Constant Currency Net Income attributable to PepsiCo.

Our executive compensation program is aligned with our business strategy and with creating long-term shareholder value by paying for performance, with a significant portion of NEOs’ pay subject to risk and performance. Reflecting our strong pay-for-performance compensation philosophy, our results delivered to shareholders generally translated into incentive plan payouts reflective of business performance as shown above.

It is important to note that the CAP Amounts paid to our executive officers do not necessarily reflect the actual value that an executive will receive in the stated fiscal year as such value will depend on a variety of factors. For example, the value of PSUs that an executive will receive will ultimately depend on the stock price at the time of vesting along with the financial performance metrics achieved during the applicable three-year performance cycle and, therefore, remain at risk of forfeiture or reduction until the time of vesting.

The information contained in this Pay Versus Performance section will not be incorporated into any filings under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates such information by reference.

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Executive Compensation

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides information as of December 27, 2025 with respect to the shares of PepsiCo Common Stock that may be issued under our equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(a)		Weighted-average exercise price of outstanding options, warrants and rights(b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))(c)
Equity compensation plans approved by security holders(1)	16,771,277	(2)	$146.60	(3)	88,745,441	(4)
Equity compensation plans not approved by security holders	—		—		—
Total	16,771,277		$146.60	(3)	88,745,441
(1)	Includes the LTI Plan.
(2)	This amount includes 5,109,436 PSUs and RSUs that, if and when vested, will be settled in shares of PepsiCo Common Stock. This amount also includes 341,140 phantom units under the PepsiCo Director Deferral Program that will be settled in shares of Common Stock pursuant to the LTI Plan at the end of the applicable deferral period. For PSUs for which the performance period has ended as of December 27, 2025, the amounts reported in the table reflect the actual number of PSUs earned above and below target levels based on actual performance measured at the end of the performance period. The amounts reported in the table assume target level performance for PSUs which have not vested as of December 27, 2025. If maximum earn-out levels are assumed for such PSUs, the total number of shares of PepsiCo Common Stock to be issued upon exercise and/or settlement of outstanding awards as of December 27, 2025 is 17,480,253.
(3)	Weighted-average exercise price of outstanding options only.
(4)	The shareholder-approved LTI Plan is the only equity compensation plan under which PepsiCo currently issues equity awards. As of May 2, 2007, the LTI Plan superseded the Company’s prior plan, the shareholder-approved 2003 Long-Term Incentive Plan, and no further awards were made under the 2003 plan. On May 1, 2024, 75,000,000 shares were added to the LTI Plan, which was approved by shareholders. The LTI Plan permits the award of stock options, stock appreciation rights, restricted and unrestricted shares, restricted stock units and performance shares and units. The LTI Plan authorizes a number of shares for issuance equal to 270,000,000 plus the number of shares underlying awards under the Company’s prior equity compensation plans that are canceled or expired after May 2, 2007 without delivery of shares. Under the LTI Plan, any stock option granted reduces the available number of shares on a one-to-one basis, any RSU or other full value award granted before May 5, 2010 reduces the available number of shares on a one-to-one basis and any RSU or other full value award granted on or after May 5, 2010 reduces the available number of shares on a one-to-three basis.

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Proxy Items	Shareholder Proposals (each if properly presented)
4-6	The Board recommends a vote AGAINST each of the proposals included in this section.

Shareholders have submitted the following proposals, which will be voted on at our 2026 Annual Meeting if properly presented by the shareholder proponent, who is identified below, or by a qualified representative on behalf of the shareholder proponent. PepsiCo will provide the names of the co-filers, as well as the addresses and shareholdings (to PepsiCo’s knowledge) of such co-filers, upon oral or written request. In accordance with federal securities regulations, we have included the shareholder proposals, including any supporting statements, as submitted by the shareholder proponents. We do not believe that certain assertions in these shareholder proposals about PepsiCo are correct. We have not attempted to refute all of these inaccuracies. However, our Board of Directors has recommended a vote against each of these proposals for the reasons set forth following each proposal.

Shareholder Proposal – Independent Board Chair (Proxy Item No. 4)

National Legal and Policy Center, 107 Park Washington Court, Falls Church, VA 22046, the beneficial owner for at least three years of 33.969 shares of PepsiCo Common Stock, has submitted the following proposal:

Request for Board of Directors to Adopt Policy for an Independent Chair

RESOLVED:

Shareholders request the Board of Directors (“Board”) of PepsiCo, Inc. (“PepsiCo” or “Company”) adopt as policy, and amend the governing documents as necessary, to require hereafter that that two separate people hold the office of Chairman of the Board (“Chair”) and the office of the Chief Executive Officer (“CEO”) as follows:

Selection of the Chair: The Board requires the separation of the offices of the Chair and the CEO.

Whenever possible, the Chair shall be an Independent Director.

The Board may select a temporary Chair who is not an Independent Director to serve while the Board seeks an Independent Chair.

The Chair should not be a former CEO of the company.

Selection of the Chair shall be consistent with applicable law and existing contracts.

SUPPORTING STATEMENT:

The CEO of PepsiCo is also Board Chair. These roles - each with separate, different responsibilities that are critical to the health of a successful corporation - are greatly diminished when held by a singular company official, weakening its governance structure.

Expert perspectives substantiate our position:

o	According to the 2024 Spencer Stuart Board Index survey, 60 percent of S&P 500 companies had separate CEOs and Board Chairs as of 2024, up from 47 percent in 2014. Meanwhile, 39% of companies had an independent chair as of 2024, up from 28% in 2014.[1]
o	Proxy adviser Institutional Shareholder Services contends that “the chair of the board should ideally be an independent director,” and generally encourages investors to vote for “shareholder proposals requiring that the board chair position be filled by an independent director.”[2]
o	Proxy adviser Glass Lewis wrote in 2024, “it can become difficult for a board to fulfill its role of overseer and policy setter when a CEO/chair controls the agenda and the boardroom discussion. Such control can allow a CEO to have an entrenched position, leading to longer-than-optimal terms, fewer checks on management, less scrutiny of the business operation, and limitations on independent, shareholder-focused goal-setting by the board.”[3]
o	According to the CFA Institute Research and Policy Center, “Combining [Chair and CEO] positions may give undue influence to executive board members and impair the ability and willingness of board members to exercise their independent judgment ... Many jurisdictions consider the separation of the chair and CEO positions a best practice because it ensures that the board agenda is set by an independent voice uninfluenced by the CEO.”[4]

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Shareholder Proposals

o	Search firm Calibre One argues that “governance best practices increasingly recommend separating the roles of CEO from the Chair of the Board, especially in times of leadership transition or strategic inflection ... When one executive holds both titles, it can lead to ambiguity in oversight responsibilities. By contrast, separating the roles introduces a clearer distinction.”[5]

[1]	https://www.spencerstuart.com/-/media/2024/09/ssbi2024/2024_us_spencer_stuart_ board_index.pdf
[2]	https://www.issgovernance.com/file/poIicy/active/americas/US-Voting-Guidelines.pdf
[3]	https://resources.glasslewis.com/hubfs/2024%20Guidelines/2024%20US%20Benchmark%20Policy%20Guidelines.pdf
[4]	https://rpc.cfainstitute.org/-/media/documents/article/position-paper/corporate-governance-of-listed-companies- 3rd-edition.pdf
[5]	https://www.calibreone.com/a-thoughtful-Iook-at-ceo-chair-separation-what-boards-shouId-consider-in-2025/

Our Board of Directors recommends that shareholders vote “AGAINST” this proposal.

After careful consideration, including a review of feedback from our shareholders on similar and unsuccessful proposals in 2019, 2022 and 2023 to adopt a fixed policy requiring an independent Chairman, the Board has determined that the action requested by the shareholder proposal is neither necessary nor in the best interests of PepsiCo or our shareholders for the following reasons:

■	Our Board should retain the flexibility to determine the most effective leadership structure for PepsiCo based on the Company’s needs and the Board’s regular assessment of the Company’s leadership, and our shareholders have affirmed their support for such flexibility time and time again.
■	Our Board regularly reviews the Company’s leadership structure and continues to believe that the combined Chairman and CEO role, together with a strong independent Presiding Director with clearly defined and robust responsibilities, provides the best leadership structure for the Company at this time.
■	Our Board believes that our leadership structure and strong corporate governance practices provide for effective, independent Board oversight that best serves the interests of our shareholders at this time.

Our Board believes it is important to preserve flexibility in determining the most effective leadership structure for PepsiCo based on the Company’s specific circumstances and needs to best serve both the short-term and long-term interests of shareholders, and our shareholders have consistently affirmed support for this approach.

PepsiCo’s governing documents allow the roles of Chairman of the Board and CEO to be filled by the same or different individuals. Rather than taking a “one-size-fits-all” approach to Board leadership, our existing policy provides the Board flexibility to determine the most appropriate leadership structure to address the Company’s needs in light of the dynamic environment in which we operate as part of the Board’s regular assessment of the Company’s leadership. The Board has deep knowledge of the strategic goals of the Company, the unique opportunities and challenges it faces, and the various capabilities of our directors and the Company’s senior management and is therefore best positioned to determine the most effective leadership structure to protect and enhance long-term shareholder value.

Our shareholders have repeatedly affirmed their support for our current policy by rejecting past shareholder proposals that requested that the Board adopt a policy requiring separate CEO and Chairman roles. At our 2019, 2022 and 2023 Annual Meeting of Shareholders, such proposals failed with approximately 75%, 69% and 75% of our shareholders voting against such proposals, respectively. Based on our engagement meetings with shareholders since the most recent vote on this topic, an overwhelming majority of shareholders have not expressed any preference for a different leadership structure policy, demonstrating overall satisfaction with the current approach of the Board maintaining the flexibility to determine the most effective leadership structure for the Company as circumstances evolve.

Our Board currently believes that PepsiCo and our shareholders are best served by a combined Chairman and CEO role, together with a strong independent Presiding Director.

Ramon L. Laguarta, PepsiCo’s Chairman of the Board and CEO, has deep operational experience, including in international markets, and extensive knowledge of the Company, food and beverage industry and risk management practices that Mr. Laguarta gained from working 30 years at PepsiCo in a variety of executive and leadership roles. Therefore, the Board believes that Mr. Laguarta is best positioned to be aware of key issues facing the Company and to serve as Chairman in guiding thoughtful Board discussions and effectively communicating with PepsiCo’s various internal and external constituencies.

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Shareholder Proposals

In order to ensure independent oversight of the Company’s management, strategy and business, our policies require that if at any time our Chairman of the Board is not independent, the independent members of the Board must designate an independent director to act as Presiding Director who maintains robust responsibilities. Ian Cook has served as the Presiding Director of the Board since 2013, drawing on his experience gained from his 40-plus year experience at a multinational consumer products company, including 12 years as chief executive officer.

As part of the Board’s ongoing commitment to thoughtful Board refreshment and robust succession planning, the independent directors in February 2026 elected Cesar Conde to serve as the next Presiding Director, effective May 6, 2026. This election followed the Board’s extensive reviews of its leadership structure and governance practices, including an assessment of future Board leadership needs and the skills required to support the Company’s strategic priorities. In electing Mr. Conde, the Board considered his strategic leadership and digital transformation experience and deep expertise in consumer markets gained through his over 20 years of experience serving in senior leadership positions at media companies, including as Chairman of the NBCUniversal News Group, as well as his governance experience stemming from his board service at PepsiCo and other public companies and exceptional interpersonal and communication skills. The Board believes this planned transition further reinforces the effectiveness of the Company’s governance structure.

The Presiding Director has clearly defined and robust responsibilities, which include:

■	Presiding at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors;
■	Serving as a liaison between the Chairman and the independent directors;
■	Having authority to approve information sent to the Board;
■	Approving meeting agendas for the Board;
■	Approving meeting schedules to assure that there is sufficient time for discussion of all agenda items;
■	Having the authority to call meetings of the independent directors; and
■	If requested by major shareholders, ensuring that he or she is available for consultation and direct communication.

In addition to the Presiding Director responsibilities outlined in the Corporate Governance Guidelines, our Presiding Director regularly communicates with our Chairman and CEO, other members of the Board and senior management and shareholders on various topics of importance to the Company. For more information on additional duties that our Presiding Director has fulfilled over the past few years, see the “Board Leadership Structure” section beginning on page 25 of this Proxy Statement. The Presiding Director has overseen further enhancements to the Company’s strong governance policies and practices, such as the Board’s decision to eliminate supermajority voting standards in our Articles of Incorporation as approved by shareholders, implementing a proxy access right for shareholders, and establishing the Sustainability and Public Policy Committee. These actions are just a few examples of how the independent directors, led by our Presiding Director, have been responsive to shareholders.

PepsiCo’s strong corporate governance practices provide for effective independent leadership and independent oversight of PepsiCo.

We believe that the strong overall corporate governance framework that we have in place supports the objective and independent Board leadership structure necessary to effectively challenge and oversee management and to effectively oversee key risks and opportunities facing the Company:

■	Independent Board Leadership: We have an experienced Board with a broad range of perspectives, whose members are elected annually by shareholders and is comprised entirely of independent directors within the meaning of the applicable laws and Nasdaq rules, with the exception of the Chairman and CEO.
■	Independent Board Committees: Each of our four standing Board Committees - Audit; Compensation; Nominating and Corporate Governance; and Sustainability and Public Policy - is comprised solely of, and chaired by, independent directors. This means that the independent directors oversee key matters of the Company as outlined in each of the Committee charters, such as the integrity of our financial statements, compensation of our executive officers including Mr. Laguarta, selection and evaluation of directors, development and implementation of corporate governance policies, and sustainability, inclusion and public policy matters.
■	Regular Reevaluation of Leadership Structure: The Nominating and Corporate Governance Committee monitors the Board’s leadership structure to determine whether it remains in the best interests of our shareholders and revisits the structure regularly as part of its ongoing Board assessment process.

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Shareholder Proposals

■	Executive Sessions of the Independent Directors: The Board and its Committees each meets in executive sessions on a regular basis without the presence of the CEO or other members of management. Independent directors use these executive sessions to discuss matters they deem appropriate, including evaluation of the Chairman and CEO, director and senior management succession, Company strategy and performance, Board priorities and Board effectiveness.
■	Board Access to Management and Consultants: All Board members have complete access to management, and the Board and its Committees have the authority to retain legal, accounting and other outside consultants to advise them as they deem appropriate.

The Board believes it is best positioned to determine the most effective leadership structure for PepsiCo based on the best interests of the Company and our shareholders. Moreover, the Board believes the combined Chairman and CEO role, together with the leadership of our strong independent Presiding Director and bolstered by the other governance practices outlined above, strikes the right balance between consistent leadership and effective independent oversight of PepsiCo’s management, strategy, and business. For all of the foregoing reasons, our Board continues to believe that our current leadership structure has served our shareholders well and remains in our shareholders’ best interest.

Our Board of Directors recommends that shareholders vote “AGAINST” this proposal.

Shareholder Proposal – Report on Human Rights Oversight (Proxy Item No. 5)

Mercy Investment Services, Inc., 2039 North Geyer Road, St. Louis, MO 63131, the beneficial owner for at least three years of shares of PepsiCo Common Stock worth at least $2,000, and co-filers have submitted the following proposal:

Shareholder Proposal: Report on Human Rights Oversight

Resolved:

Shareholders of PepsiCo Inc. (“PepsiCo”) request that the Board of Directors issue a report, at reasonable cost and omitting proprietary information, assessing PepsiCo’s effectiveness in upholding its human rights standards across its direct, franchise and value chain relationships.

Whereas:

As a global food and beverage company and major agricultural buyer, PepsiCo’s supply chains expose it to significant human rights risks that are financially and operationally material. PepsiCo’s Supplier Code of Conduct applies only to tier 1 suppliers, though it pledged to extend these principles to all franchisees and joint ventures by 2025.1

PepsiCo’s most recent Human Rights Assessment identified forced labor and poor employment conditions as salient risks in Latin America and Southeast Asia, across high-risk commodities such as cane sugar and palm oil. Migrant, contract, and women workers are particularly vulnerable.2 Despite its policy commitment, PepsiCo has provided investors no evidence of oversight or remediation across high-risk franchisees, high-risk commodities and regions. The company participates in multi-stakeholder initiatives aimed at addressing human rights across value chains but has not reported their impact.3

In 2024, reports documented labor rights abuses in lndia,4 a growth market for PepsiCo. Some were linked to Varun Beverages, PepsiCo’s largest international franchised bottler, responsible for roughly 90 percent of PepsiCo’s beverage sales in India. A 2025 Bombay High Court ruling confirmed human rights violations among sugarcane cutters, underscoring systemic risks in PepsiCo’s supply chain.5

In 2025, reports surfaced of labor rights abuses on Malaysian palm oil plantations supplying PepsiCo and others, including subminimum wages, unpaid overtime, and inadequate worker protections.6 Investigations found risks in PepsiCo’s palm oil supply in Latin America, highlighting cross-commodity human rights concerns.7

These systemic risks are material given PepsiCo’s expansion in high-risk regions. Despite pledging to limit exposure to Russia after the invasion of Ukraine, PepsiCo has expanded its presence, selling soft drink products under alternative brands, opening a new factory, and registering a trademark. The Ukrainian National Agency on Corruption Prevention designated PepsiCo an “international sponsor of war.”8

In 2024, its Africa, Middle East & South Asia division generated $6.2 billion net revenue, Latin America contributed $8.8 billion, and Russia contributed $4.5 billion.9 Systemic human rights risks pose financial, operational, and reputational threats,10 compounded by emerging global due diligence regulations that heighten legal and regulatory exposure.

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Shareholder Proposals

Shareholders require transparency to assess whether PepsiCo’s human rights oversight is robust and consistently enforced, enabling evaluation of how effectively the company manages material risks that could disrupt operations and diminish long-term value.

[1]	https://edge.sitecorecloud.io/pepsico-5v9wci20/media/Files/esg-topics/2024-esg-performance-metrics.pdf
[2]	https://edge.sitecorecloud.io/pepsico-5v9wci20/media/Files/esg-topics/2022-PepsiCo-Salient-Human-Rights-lssues-Update.pdf
[3]	https://www.nytimes.com/2024/07/30/world/asia/sugar-human-rights-bonsucro-india-hysterectomies.html
[4]	https://www.nytimes.com/2024/03/24/world/asia/india-sugar-cane-fields-child-labor-hysterectomies.html
[5]	https://lawtrend.in/bombay-high-court-orders-maharashtra-to-enhance-welfare-for-sugarcane-cutters/?utm_ source=chatgpt.com
[6]	https://www.business-humanrights.org/en/latest-news/malaysia-indonesian-palm-oil-workers-endure-poor- conditions-incl-below-living-wages-wage-theft-lack-of-contracts-gender-based-wage-disparities-report-finds/
[7]	https://www.thebureauinvestigates.com/stories/2024-04-18/snack-giant-pepsico-sourced-palm-oil-from-razed- indigenous-land
[8]	https://nazk.gov.ua/en/news/you-re-not-you-when-you-continue-to-work-in-the-russian-federation-the-nacp-added-pepsico-and-mars-to-the-list-of-international-sponsors-of-the-war/
[9]	https://pepsico.gcs-web.com/static-files/c812dc04-26db-4e07-a1a0-c1719099571a
[10]	https://www.spglobal.com/en/research-insights/special-reports/look-forward/labor-a-critical-component-of-supply-chains-under-growing-pressure?utm_source=chatgpt.com

Our Board of Directors recommends that shareholders vote “AGAINST” this proposal.

The Board has carefully considered this proposal and has determined that the report requested by the shareholder proposal is neither necessary nor in the best interest of PepsiCo or our shareholders.

We believe that human rights abuses of any kind are unacceptable. PepsiCo’s approach to human rights is guided by the United Nations Guiding Principles on Business and Human Rights, which state that businesses should seek to prevent or mitigate adverse human rights impacts that are directly linked to their operations, products, or services through business relationships, taking into account the extent of their leverage. We have also established human rights due diligence processes that help monitor and mitigate potential human rights risks across our operations and supply chain,1 and better understand how our independent, third-party franchisees manage potential human rights risks across their respective businesses. We disclose and regularly report on our human rights standards and activities in our Global Human Rights Policy, Global Supplier Code of Conduct (SCoC), annual Modern Slavery and Human Trafficking Statement, and other disclosures such as our ESG Topics A-Z site and ESG Summary. Given our current public reporting provides significant transparency and disclosure of our approach and actions, the requested report would be duplicative and is neither necessary nor in the best interest of PepsiCo or our shareholders.

PepsiCo already publishes a Global Human Rights Policy, Global Supplier Code of Conduct, Modern Slavery and Human Trafficking Statement, and other policies and disclosures that detail our efforts to help advance respect for human rights.

PepsiCo’s Global Human Rights Policy, which is incorporated into PepsiCo’s Global Code of Conduct, reflects our longstanding commitment to human rights and outlines the standards and expectations we have established for our employees in the area of human rights. Similarly, our SCoC outlines the expectations we have of our suppliers2 in the areas of business integrity and anti-corruption, human rights and labor practices, health and safety, and environmental management. In addition to publishing these policies, we have established regular communication channels and training programs for our employees and strategic, tier-1 suppliers3 of key ingredients and materials to help raise awareness of and communicate our expectations and provide guidance on how to mitigate potential human rights risk. PepsiCo publishes an annual Modern Slavery and Human Trafficking Statement, which is reviewed and approved by the Board and details the actions we have taken to help prevent modern slavery and human trafficking in our operations and supply chain. We also provide detailed disclosure on our website regarding our approach to human rights matters, salient issues, human rights due diligence process, strategic collaborations, and related resources, such as in our ESG Topics A-Z site and ESG Summary.

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Shareholder Proposals

PepsiCo has an established human rights due diligence process that helps identify and mitigate potential human rights risk.

PepsiCo takes a multidimensional approach to identifying potential human rights risks across our operations and supply chain that considers a variety of sources, including external risk indices, assessment and audit findings, and input from internal and external experts. Our Global Human Rights Due Diligence Program utilizes desk-based risk monitoring, scored self-assessments, and on-site third-party audits to identify and proactively assess potential risks across our direct manufacturing operations, strategic tier-1 suppliers of key ingredients and materials, and contract manufacturing and co-packing locations worldwide. Audits are conducted by independent, third-party auditors and utilize the Sedex Members Ethical Trade Audit (SMETA) 4-Pillar protocol requirements. Given our independent, third-party franchisees directly manage their own procurement of raw materials and product production, we have established a new assessment process to help us better understand their policies and management systems for mitigating potential human rights risk across their operations and supply chain. Learnings from these initiatives are integrated, along with stakeholder feedback, into our internal systems and processes to help inform our program and ongoing risk mitigation efforts. Furthermore, PepsiCo participates in a variety of multi-stakeholder groups and collaborative initiatives (e.g., AIM-Progress, Consumer Goods Forum), to enhance our knowledge of specific issues, drive industry-wide progress, and help address systemic challenges facing our industry.

PepsiCo maintains several avenues that allow our employees, supply chain workers, and other external stakeholders to raise concerns.

We recognize that our policies and programs may not prevent all adverse impacts across our operations and supply chain. Accordingly, we have established several avenues that allow our employees and other stakeholders to raise concerns. Our Speak Up hotline is a toll-free ethics hotline operated by an independent third-party that provides PepsiCo employees, consumers, suppliers and business partners and their respective employees, and community members with a 24/7, anonymous and confidential means of reporting suspected violations of our policies or local law. When issues are raised to our attention, they are monitored through our grievance management process, which includes engagement with the relevant stakeholders to better understand the situation, identify potential opportunities for action, and help catalyze action where we find concerns directly linked to our business relationships.

PepsiCo maintains sustainability governance that helps us navigate the risks associated with sustainability issues, including human rights.

The Board considers sustainability issues, including human rights, to be an integral part of its business strategy oversight. The Board’s Sustainability and Public Policy Committee assists the Board in overseeing PepsiCo’s policies, practices, and risks related to human rights. The Sustainability and Public Policy Committee receives and provides feedback on regular updates from management, including PepsiCo’s General Counsel and Chief Human Rights Officer, regarding emerging human rights risks and external developments. This includes the Board annual review of our due diligence findings and approval of our annual Modern Slavery and Human Trafficking Statement. Furthermore, PepsiCo’s Global Human Rights Office, led by our Chief Human Rights Officer, is charged with setting and driving the Company’s global human rights strategy, working closely with leaders across the business and our cross-functional Human Rights Operating Council to operationalize the strategy across our business activities.

While PepsiCo has a long-standing commitment to respecting human rights and working with our partners to help catalyze action where we find concerns directly linked to our business relationships, our Board does not believe the requested report is necessary for the reasons outlined above.

Our Board of Directors recommends that shareholders vote “AGAINST” this proposal.

[1]	PepsiCo’s “operations,” “supply chain,” or “suppliers” as referenced herein do not include independent, third-party bottlers or franchisees or their respective operations and supply chains.
[2]	“Suppliers” as defined in the SCoC includes all direct suppliers, vendors, contractors, consultants, agents, and other third-party providers of goods and services who do business with or on behalf of PepsiCo.
[3]	“Strategic tier-1 suppliers” refer to companies that supply key ingredients, materials, products, goods, or services directly to PepsiCo.

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Shareholder Proposals

Shareholder Proposal – Report Evaluating the Treatment of Animals within Supply Chain (Proxy Item No. 6)

People for the Ethical Treatment of Animals (PETA) on behalf of Kerry Masters, 1536 16th Street NW, Washington, DC 20036, the beneficial owner for at least three years of 45 shares of PepsiCo Common Stock, has submitted the following proposal:

WHEREAS

PepsiCo affirms that “animals deserve lives free from physical and mental suffering” and “supports the adoption of high standards of animal husbandry.” To this end, our company urges suppliers and partners to follow its Global Policy on Animal Welfare and expects adherence to its Global Supplier Code of Conduct. Further, our company has acknowledged that regular progress reporting is integral to achieving its long-term vision of good animal health.

Despite these commitments, our company’s bottling partner in India sources sugar in Maharashtra for Pepsi-branded beverages, whereby bulls are forced to haul carts that are illegally overloaded with up to four tons of sugarcane, causing painful abscesses, muscle tears, and other serious health issues. Forced to work from dawn until after dark, bulls are also beaten with sticks and whips, stabbed by barbed wire spikes attached to their yokes, and suffer infections from thick nose ropes. Some are literally worked to death.

These practices do not align with PepsiCo policies and appear to violate multiple Indian animal protection laws.

PepsiCo and its partners also source sugar from other regions – including Asia, South America, and North Africa – where animals are still used to haul or crush sugarcane.

Eco-tractors – which have already been adopted by many sugar suppliers in Maharashtra – eliminate animal suffering, enhance human welfare, and improve production efficiency. PepsiCo has the opportunity to move the industry forward by requiring its suppliers and partners to source sugar that is free from animal labor. Yet, the company continues to rely on outdated, inhumane, and inefficient transport methods, risking its reputation and operational integrity.

Failure to uphold publicly stated values and policies can erode consumer trust and may ultimately impact shareholder value.

BE IT RESOLVED:

Shareholders request that PepsiCo issue a report evaluating whether the treatment of animals within our supply chain – including farm-level operations and third-party franchisees – complies with PepsiCo’s Global Animal Welfare Policy, Supplier Code of Conduct, and applicable local animal welfare laws.

Our Board of Directors recommends that shareholders vote “AGAINST” this proposal.

The Board has carefully considered this proposal and has determined that the report requested by the shareholder proposal is neither necessary nor in the best interest of PepsiCo or our shareholders.

PepsiCo maintains policies that address our expectations regarding animal welfare and care in our operations and supply chain.1 We believe our approach to animal welfare and care is reasonable and appropriate.

PepsiCo believes in the ethical and humane treatment of animals and we aim to meet the expectations of our consumers, customers, and stakeholders to strive for high animal welfare standards within our operations and supply chain. Our approach to animal welfare and care is outlined in our Global Animal Welfare Policy and our Sustainable Agriculture Policy and is rooted in the internationally-recognized Five Freedoms for animal well-being: freedom from hunger and thirst, freedom from discomfort, freedom from pain, injury, or disease, freedom to express normal behavior, and freedom from fear and distress. These policies are publicly available on our website.

Additionally, PepsiCo’s Global Supplier Code of Conduct outlines the expectations we have established for our suppliers to conduct business responsibly, with integrity, honesty, and transparency. Part of this expectation is that suppliers must maintain awareness of and comply with all applicable laws and regulations of the countries of their operation, which includes laws governing animal welfare and care. PepsiCo’s other partners, including its independent, third party franchisees, are also required to comply with applicable laws and regulations of the countries of their operation.

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Shareholder Proposals

PepsiCo maintains a grievance mechanism for our agricultural supply chain that provides stakeholders with an avenue to raise concerns that our policies are not being upheld, including those related to animal welfare.

We recognize that our policies and programs may not prevent all adverse impacts across our operations and supply chain. Our aim is to provide or cooperate in remedy where we have caused or contributed to those impacts and to encourage our suppliers to help enable remedy where we learn there are impacts directly linked to our business operations or products. Accordingly, we have established multiple avenues through which our employees and other stakeholders may raise concerns, including a grievance mechanism whereby third parties may raise concerns that our policies, including those relating to animal welfare, are not being upheld within our agricultural supply chain. When we receive such a grievance, we engage the stakeholders relevant to the complaint to (i) assess the allegations, (ii) demonstrate the importance we attach to addressing the concerns raised, (iii) understand what corrective action steps have been taken and are planned in the future and (iv) seek to use our leverage to influence those actions and monitor progress in managing the grievance.

PepsiCo takes stakeholder concerns seriously and we have been engaging with PETA since spring of 2025 regarding its concerns relating to the treatment of bullocks in the cane sugar industry in the State of Maharashtra in India and, despite us not purchasing cane sugar produced in Maharashtra, we have taken certain steps in response to those concerns.

PepsiCo was first contacted by PETA in the spring of 2025 and, through a series of engagements, we were made aware of PETA’s concerns regarding the treatment of bullocks in the cane sugar industry in the State of Maharashtra in India.

It is important to note that PepsiCo itself did not purchase any cane sugar from India in 2024, and, while PepsiCo purchased a very small amount of cane sugar from India in each of 2023 and 2025 (less than 0.0005% of India’s total sugar sales in 2023 and approximately nineteen times less in 2025) in connection with our foods business, that cane sugar was sourced from outside the State of Maharashtra. In India, PepsiCo licenses the rights to produce and distribute our branded beverage products to local, independent, third-party franchise bottlers, to whom we have contractually extended our Global Supplier Code of Conduct. These franchise bottlers manage their own procurement of cane sugar and other materials for production of licensed products. As licensees, PepsiCo’s third-party franchise bottlers are not a part of PepsiCo’s operations, and the sugar that they source is not within our supply chain.

Despite these factors, we have taken various actions in response to learning of this issue, including:

■	Engaging with PepsiCo’s largest independent, third-party franchise bottler in India to raise awareness of PETA’s expressed concerns;
■	Engaging with key stakeholders with operational and local expertise in the cane sugar value chain to better understand the situation surrounding these concerns;
■	Advising PETA to participate in the ongoing public consultation process by Bonsucro, a global sustainability platform for sugar cane, for revisions to their Smallholder Farmer Production Standard; and
■	Joining the Coalition for Responsible Sugarcane in India (CRSI) which was formed to help address systemic social and environmental issues across India’s cane sugar supply chain.

For the reasons outlined above, our Board does not believe the requested report is necessary or in the best interest of PepsiCo or our shareholders.

Our Board of Directors recommends that shareholders vote “AGAINST” this proposal.

[1]	PepsiCo’s “operations,” “supply chain,” or “suppliers” as referenced herein do not include independent, third-party bottlers or franchisees or their respective operations and supply chains.

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OWNERSHIP OF PEPSICO COMMON STOCK

Stock Ownership of Officers and Directors

The following table shows, as of February 26, 2026, the number of shares of our Common Stock beneficially owned and the number of phantom units of our Common Stock held in the Company’s income deferral programs by each director (including each nominee), by each of the NEOs identified in the 2025 Summary Compensation Table on page 69 of this Proxy Statement, and by all current directors and executive officers as a group. Each phantom unit represents the economic equivalent of one share of our Common Stock. Except as otherwise noted, the directors and executive officers exercise sole voting and investment power over their shares shown in the table. None of the shares are subject to pledge. Unless otherwise indicated, the address of each beneficial owner listed is c/o PepsiCo, Inc., 700 Anderson Hill Road, Purchase, New York 10577.

As of February 26, 2026, our current directors and executive officers as a group beneficially owned less than 1% of our outstanding Common Stock.

Name of Individual or Group	Number of Shares of PepsiCo Common Stock Beneficially Owned(1)	Number of Phantom Units of PepsiCo Common Stock Held in PepsiCo’s Deferral Programs(2)	Total
Segun Agbaje	700	13,165	13,865
Jennifer Bailey	1,000	6,479	7,479
James T. Caulfield	35,537	—	35,537
Cesar Conde	1,000	17,444	18,444
Ian Cook	3,569	44,690	48,259
Edith W. Cooper	1,075	7,566	8,641
Susan M. Diamond	1,000	6,641	7,641
Dina Dublon	2,455	46,192	48,647
Michelle Gass	1,000	11,073	12,073
David W. Gibbs	—	—	—
Ramon L. Laguarta	320,143	—	320,143
Sir Dave J. Lewis	1,265	9,838	11,103
David C. Page	1,000	20,503	21,503
Robert C. Pohlad(3)	1,069,659	19,728	1,089,387
Silviu Popovici	105,274	—	105,274
Becky Schmitt	10,442	—	10,442
Steve Schmitt	—	—	—
Daniel Vasella, MD	14,011	76,758	90,769
Alberto Weisser	1,000	31,631	32,631
Steven Williams	64,538	—	64,538
All current directors and executive officers as a group (21 persons)	1,643,663	311,708	1,955,371
(1)	The shares shown include the following shares that our current directors and executive officers have the right to acquire within 60 days after February 26, 2026: pursuant to other equity awards: Mr. Laguarta, 52,885 shares; Mr. Popovici, 10,918 shares; Ms. Schmitt, 8,347 shares; and all directors and executive officers as a group, 102,858 shares.
(2)	Reflects phantom units of our Common Stock held in the PepsiCo Director Deferral Program.
(3)	The shares shown for Robert C. Pohlad include 900,000 shares held in a limited liability company over which Mr. Pohlad has shared voting and investment power and 27 shares held indirectly by his spouse.

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Ownership of PepsiCo Common Stock

Stock Ownership of Certain Beneficial Owners

The following table sets forth information regarding persons or groups known to the Company to be beneficial owners of more than 5% of our outstanding Common Stock.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned		Percent of Class Outstanding(1)
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	137,677,940	(2)	10.1%
BlackRock, Inc. 50 Hudson Yards New York, NY 10001	111,846,376	(3)	8.2%
(1)	Based on the number of shares of Common Stock outstanding and entitled to vote at the 2026 Annual Meeting as of our record date, February 26, 2026.
(2)	Based solely on the Schedule 13G/A filed by the Vanguard Group with the SEC on June 5, 2025 regarding its holdings as of May 30, 2025. The Vanguard Group also reported that, as of May 30, 2025, it had sole voting power for 0 shares of our Common Stock, sole dispositive power for 130,698,184 shares of our Common Stock, shared voting power for 1,803,072 shares of our Common Stock and shared dispositive power for 6,979,756 shares of our Common Stock.
(3)	Based solely on the Schedule 13G filed by BlackRock, Inc. with the SEC on January 25, 2024 regarding its holdings as of December 31, 2023. BlackRock, Inc. also reported that, as of December 31, 2023, it had sole voting power for 100,895,599 shares of our Common Stock, sole dispositive power for 111,846,376 shares of our Common Stock and shared voting power for and shared dispositive power for 0 shares of our Common Stock.

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INFORMATION ABOUT THE ANNUAL MEETING

Voting Procedures

Who may vote at the Annual Meeting?

Only shareholders of record of our Common Stock as of the close of business on our record date, February 26, 2026, are entitled to receive notice of and to vote at the Annual Meeting and at any postponement or adjournment of the meeting. As of the record date, there were 1,366,940,965 shares of our Common Stock outstanding and entitled to vote at the Annual Meeting and each share of our Common Stock is entitled to one vote.

How do I vote?

Whether you are a shareholder of record (that is, if your shares are registered in your own name with our transfer agent) or a beneficial owner of shares held in street name (that is, if you hold your shares through a broker, bank or other holder of record), you can vote any one of four ways:

▪	Via the Internet Prior to the Annual Meeting. You may vote by visiting www.proxyvote.com and entering the 16-digit control number found in the Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”), proxy card or voting instruction form.
▪	By Telephone. You may vote by calling the toll-free number found in the proxy card or voting instruction form or provided on the website listed on the Notice of Internet Availability.
▪	By Mail. If you received or requested printed copies of the proxy materials by mail, you may vote by proxy by filling out the proxy card (if you are a shareholder of record) or voting instruction form (if you are a beneficial owner) and sending it back in the envelope provided.
▪	Via the Internet During the Annual Meeting. Even if you plan to attend the Annual Meeting, you are encouraged to vote beforehand by Internet, telephone or mail. You may also vote during the Annual Meeting (up until the closing of the polls) by visiting www.virtualshareholdermeeting.com/PEP2026, entering the 16-digit control number found in the Notice of Internet Availability, proxy card or voting instruction form and following the instructions available on the website.

What happens if I do not give specific voting instructions when I deliver my proxy?

▪	Shareholder of Record. The persons named as proxies will vote your shares in accordance with your instructions. Except as noted below with respect to shares held in the PepsiCo Savings Plan, if your properly executed proxy does not contain voting instructions, the persons named as proxies will vote your shares in accordance with the voting recommendations of the Board.
▪	Beneficial Owner of Shares Held in Street Name. If you are the beneficial owner of shares held in street name, you have the right to direct your bank or broker how to vote your shares, and it is required to vote your shares in accordance with your instructions. If you do not give instructions to your bank or brokerage firm, under stock exchange rules, it will nevertheless be entitled to vote your shares with respect to “routine” matters, but it will not be permitted to vote your shares with respect to “non-routine” matters. In the case of a non-routine matter, your shares will be considered “broker non-votes” on that proposal.

Can employees who participate in PepsiCo’s Savings Plan vote?

Yes. If you are an employee who participates in the PepsiCo Savings Plan (a portion of which constitutes an Employee Stock Ownership Plan), you can vote the shares (if any) that are deemed to be in your account in the PepsiCo Savings Plan as of the close of business on February 26, 2026.

To do so, you must sign and return the proxy card or vote by the Internet or telephone, as instructed in the proxy materials you received in connection with these shares in the PepsiCo Savings Plan. Voting instructions must be received no later than 11:59 p.m. Eastern Daylight Time on May 3, 2026, so that the trustee (who votes the shares on behalf of the participants of the PepsiCo Savings Plan) has adequate time to tabulate the voting instructions. The trustee will vote those shares you instruct. If you do not provide voting instructions, the trustee will vote your PepsiCo Savings Plan shares in the same proportion as the PepsiCo Savings Plan shares of other participants for which the trustee has received proper voting instructions.

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Information about the Annual Meeting

What constitutes a quorum in order to hold and transact business at the Annual Meeting?

The presence in person or by proxy of the holders of record of a majority of the votes entitled to be cast on a matter constitutes a quorum for action on that matter. Votes “for” and “against,” “abstentions” and “broker non-votes” will all be counted as present to determine whether a quorum has been established. Once a share of the Company’s Common Stock is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and any adjournments of the meeting unless a new record date is or must be set for the adjourned meeting. If a quorum is not present at the opening of the meeting, the meeting may be adjourned from time to time by the vote of a majority of the votes cast on the motion to adjourn.

What is the voting requirement to approve each of the proposals?

Assuming the existence of a quorum at the Annual Meeting:

▪	Each director nominee named in Proxy Item No. 1 must receive more votes cast “for” than “against” their election.
▪	For all other matters, each proposal must receive more votes cast “for” than “against” in order for the proposal to be approved.

Abstentions and broker non-votes are not treated as cast either for or against a matter, and therefore will not affect the outcome of the vote on any matter.

Can I revoke my proxy or change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting by voting again via the Internet prior to or during the Annual Meeting or by telephone, or by completing, signing, dating and returning a new proxy card or voting instruction form with a later date, each by the applicable deadline listed on the proxy card. Only your latest dated proxy we receive at or prior to the Annual Meeting will be counted. Your virtual attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again.

Who will count the votes?

We have retained representatives of Broadridge Investor Communication Solutions, Inc. as the inspectors of election to tabulate the votes and certify the vote results.

Where can I find the voting results of the Annual Meeting?

We expect to announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Form 8-K filed with the SEC within the time period prescribed by SEC rules.

How are proxies solicited and what is the cost?

We are providing these proxy materials in connection with the solicitation by our Board of Directors of proxies to be voted at our Annual Meeting. We bear all expenses incurred in connection with the solicitations of proxies. We have engaged Innisfree M&A Incorporated to solicit proxies for an estimated fee of $18,500, plus expenses.

In addition to the solicitation of proxies by mail and electronically, PepsiCo intends to ask brokers and bank nominees to solicit proxies from their principals and will pay the brokers and bank nominees their expenses for the solicitation. Our directors, officers and employees also may solicit proxies by mail, telephone, electronic or facsimile transmission or in person. They will not receive any additional compensation for these activities.

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Information about the Annual Meeting

Attending the Annual Meeting

How can I attend the Annual Meeting?

Upon consideration of various factors, including the cost savings and efficiency gains related to annual meetings conducted solely by means of remote communications, the increased accessibility for shareholders and other stakeholders afforded by a virtual meeting as compared to a physical meeting, and the reduction of the annual meeting’s carbon footprint that results from not having a physical meeting, we have planned for this year’s Annual Meeting to be a virtual-only meeting. Shareholders will not be able to physically attend the Annual Meeting. To be admitted to the virtual 2026 Annual Meeting, you will need to log-in to www.virtualshareholdermeeting.com/PEP2026 using the 16-digit control number found in the Notice of Internet Availability, proxy card or voting instruction form. If you are a beneficial owner of shares, you may contact the bank, broker or other institution where you hold your account if you have questions about obtaining your control number. Guests without a control number may access the meeting, but will not have the option to vote shares or ask questions.

The Annual Meeting will begin promptly at 9:00 a.m. Eastern Daylight Time on May 6, 2026. Online access to the webcast will open at approximately 8:45 a.m. Eastern Daylight Time to allow time for you to log-in and test your device’s audio system. We encourage you to access the meeting in advance of the designated start time. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on www.virtualshareholdermeeting.com/PEP2026. A replay of the Annual Meeting webcast will be available on our website at www.pepsico.com in the Investors section after the Annual Meeting for at least 30 days.

Will I be able to ask questions and participate in the virtual Annual Meeting?

Shareholders of record and beneficial owners of shares will be able to participate in the Annual Meeting by asking questions and voting their shares as outlined above. This year’s shareholders Q&A session will include questions submitted both during and in advance of the meeting. You may submit a question beginning approximately two weeks in advance of the meeting at www.proxyvote.com after logging in with the 16-digit control number found in the Notice of Internet Availability, proxy card or voting instruction form. Questions may be submitted online shortly prior to, and during, the Annual Meeting by logging in with the 16-digit control number at www.virtualshareholdermeeting.com/PEP2026. We will answer questions during the Annual Meeting that are pertinent to the Company as time permits. If we receive substantially similar written questions, we plan to group such questions together and provide a single response to avoid repetition and allow time for additional question topics. For appropriate questions that are not otherwise addressed during the 2026 Annual Meeting, we will publish our responses on our Investor Relations site after the meeting or communicate the relevant response directly to the submitting shareholder.

Additional information regarding the rules and procedures for participating in the virtual Annual Meeting will be provided in our rules of conduct for the Annual Meeting, which shareholders can view during the meeting at the meeting website.

2026 Proxy Materials

Why am I receiving these proxy materials?

Our Board of Directors has made these materials available to you on the Internet or has delivered printed versions of these materials to you by mail in connection with the Board of Directors’ solicitation of proxies for use at our Annual Meeting of Shareholders. As a shareholder, you are invited to attend the Annual Meeting and are requested to vote on the items of business described in this Proxy Statement.

What is included in these materials?

These proxy materials include:

▪	this Proxy Statement for the Annual Meeting; and
▪	our 2025 Annual Report.

If you received printed versions of these materials by mail, these materials also include the proxy card or voting instruction form for the Annual Meeting.

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Information about the Annual Meeting

Why did I receive a Notice of Internet Availability in the mail instead of printed proxy materials?

In accordance with SEC rules, instead of mailing a printed copy of our proxy materials to all of our shareholders, we have elected to furnish such materials to selected shareholders by providing access to these documents over the Internet. Accordingly, on March 27, 2026, we sent a Notice of Internet Availability to most of our shareholders.

These shareholders have the ability to access the proxy materials on a website referred to in the Notice of Internet Availability or request to receive a printed set of the proxy materials by calling the toll-free number or emailing the address found on the Notice of Internet Availability. We encourage you to take advantage of the availability of the proxy materials on the Internet in order to help save natural resources and reduce the cost to print and distribute the proxy materials.

How can I get electronic access to the proxy materials?

The Notice of Internet Availability provides you with instructions regarding how to:

▪	view our proxy materials for the Annual Meeting on the Internet;
▪	vote your shares after you have viewed our proxy materials;
▪	request a printed copy of the proxy materials; and
▪	instruct us to send our future proxy materials to you electronically by email.

PepsiCo will plant a tree for every shareholder that signs up for electronic delivery. Choosing to receive your future proxy materials by email will lower our costs of delivery and will help reduce the environmental impact of our Annual Meeting. Since 2016, over 125,000 shareholders have signed up for electronic delivery.

Copies of the proxy materials are available for viewing at www.pepsico.com/proxy26.

You may have received proxy materials by email. Even if you received a printed copy of our proxy materials, you may choose to receive future proxy materials by email. If you do so, you will receive an email next year with instructions containing a link to view those proxy materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it or for so long as the email address provided by you is valid.

What is “householding”?

If you are a beneficial owner, your bank or broker may deliver a single Proxy Statement and Annual Report, along with individual proxy cards, or individual Notices of Internet Availability to any household at which two or more shareholders reside unless contrary instructions have been received from you. This procedure, referred to as householding, reduces the volume of duplicate materials shareholders receive and reduces mailing expenses. Shareholders may revoke their consent to future householding mailings or enroll in householding by contacting Broadridge at 1-866-540-7095, or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. Alternatively, if you wish to receive a separate set of proxy materials for this year’s Annual Meeting, we will deliver them promptly upon request to PepsiCo’s Manager of Shareholder Relations at PepsiCo, Inc., 700 Anderson Hill Road, Purchase, New York 10577 or investor@pepsico.com.

Where can I find the Annual Report?

The 2025 Annual Report including financial statements, was delivered or made available with this Proxy Statement.

A copy of PepsiCo’s Annual Report on Form 10-K for the fiscal year ended December 27, 2025 (including the financial statements, schedules and a list of exhibits) will be sent without charge upon the request of any shareholder to PepsiCo’s Manager of Shareholder Relations at PepsiCo, Inc., 700 Anderson Hill Road, Purchase, New York 10577 or investor@pepsico.com. You also may obtain our Annual Report on Form 10-K over the Internet on the SEC’s website at www.sec.gov, or on our website at www.pepsico.com under “Investors” — “Financial Information”—“SEC Filings.”

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Information about the Annual Meeting

Other Matters

The Board of Directors knows of no other matters to be brought before the Annual Meeting. If any other business should properly come before the Annual Meeting or any postponement or adjournment thereof, the persons named in the proxy will vote on such matters according to their best judgment.

2027 Shareholder Proposals and Director Nominations

Shareholder Proposals for Inclusion in the Proxy Statement for the 2027 Annual Meeting

PepsiCo welcomes comments or suggestions from its shareholders. If a shareholder wishes to have a proposal formally considered at the 2027 Annual Meeting of Shareholders and included in the Company’s Proxy Statement for that meeting, we must receive the proposal in writing on November 27, 2026 and the proposal must otherwise comply with Rule 14a-8 under the Exchange Act.

Director Nominations for Inclusion in the Proxy Statement for the 2027 Annual Meeting

The Board has implemented a proxy access provision in our By-Laws, which allows a shareholder or group of up to 20 shareholders owning in aggregate three percent or more of our outstanding Common Stock continuously for at least three years to nominate and include in our proxy materials director nominees constituting up to 20% of the number of directors in office or two nominees, whichever is greater, provided the shareholder(s) and nominee(s) satisfy the requirements in the By-Laws. If a shareholder or group of shareholders wishes to nominate one or more director candidates to be included in the Company’s Proxy Statement for the 2027 Annual Meeting of Shareholders pursuant to these proxy access provisions in Section 2.9 of our By-Laws, we must receive proper written notice of any such nomination no earlier than the close of business on October 28, 2026 and no later than the close of business on November 27, 2026, and the nomination must otherwise comply with our By-Laws. If, however, the 2027 Annual Meeting is not within 30 days before or 60 days after the anniversary of this year’s Annual Meeting, we must receive such notice no earlier than the close of business on the 150th day prior to such meeting and no later than the close of business on the later of the 120th day prior to such meeting or the 10th day following the public announcement of the meeting date.

Other Proposals or Director Nominations for Presentation at the 2027 Annual Meeting

Under our By-Laws, if a shareholder wishes to present other business or nominate a director candidate at the 2027 Annual Meeting of Shareholders, we must receive proper written notice of any such business or nomination no earlier than the close of business on January 6, 2027 and no later than the close of business on February 5, 2027. If, however, the 2027 Annual Meeting is not within 30 days before or 60 days after the anniversary of this year’s Annual Meeting, we must receive such notice no earlier than the close of business on the 120th day prior to such meeting and not later than the close of business on the later of the 90th day prior to such meeting or the 10th day following the public announcement of the meeting date. Any such notice must include the information specified in the By-Laws, including the information required by Rule 14a-19 under the Exchange Act. If a shareholder does not meet these deadlines, or does not satisfy the requirements of Rule 14a-4 of the Exchange Act, the persons named as proxies will be allowed to use their discretionary voting authority when and if the matter is raised at the 2027 Annual Meeting.

All notices of proposals or nominations, as applicable, must be addressed to the Corporate Secretary of PepsiCo at 700 Anderson Hill Road, Purchase, New York 10577.

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APPENDIX A - RECONCILIATION OF GAAP AND NON-GAAP INFORMATION

($ IN MILLIONS, EXCEPT PER SHARE AMOUNTS; UNAUDITED)

Organic revenue performance, core constant currency results, free cash flow, and free cash flow excluding certain items are non-GAAP financial measures. We use non-GAAP financial measures internally to make operating and strategic decisions, including the preparation of our annual operating plan, evaluation of our overall business performance and as a factor in determining compensation for certain employees. We believe presenting non-GAAP financial measures provides additional information to facilitate comparison of our historical operating results and trends in our underlying operating results, and provides additional transparency on how we evaluate our business. We also believe presenting these measures allows investors to view our performance using the same measures that we use in evaluating our financial and business performance and trends.

We consider quantitative and qualitative factors in assessing whether to adjust for the impact of items that may be significant or that could affect an understanding of our ongoing financial and business performance or trends. Examples of items for which we may make adjustments include: amounts related to mark-to-market gains or losses (non-cash); charges related to restructuring plans; charges associated with acquisitions and divestitures; gains associated with divestitures; asset impairment charges (non-cash); product recall-related impact; pension and retiree medical-related amounts, including all settlement and curtailment gains and losses; charges or adjustments related to the enactment of new laws, rules or regulations, such as tax law changes; amounts related to the resolution of tax positions; tax benefits related to reorganizations of our operations; and debt redemptions, cash tender or exchange offers. Prior to the fourth quarter of 2021, certain immaterial pension and retiree medical-related settlement and curtailment gains and losses were not considered items affecting comparability. Pension and retiree medical-related service cost, interest cost, expected return on plan assets, and other net periodic pension costs continue to be reflected in our core results. See below for a description of adjustments to our GAAP financial measures included herein.

Non-GAAP information should be considered as supplemental in nature and is not meant to be considered in isolation or as a substitute for the related financial information prepared in accordance with GAAP. In addition, our non-GAAP financial measures may not be the same as or comparable to similar non-GAAP measures presented by other companies.

Glossary

We use the following definitions when referring to our non-GAAP financial measures:

Acquisitions and divestitures: mergers and acquisitions activity, as well as divestitures and other structural changes, including changes in ownership or control in consolidated subsidiaries and nonconsolidated equity investees.

Constant currency: Financial results assuming constant foreign currency exchange rates used for translation based on the rates in effect for the comparable prior-year period. In order to compute our constant currency results, we multiply or divide, as appropriate, our current-year U.S. dollar results by the current-year average foreign exchange rates and then multiply or divide, as appropriate, those amounts by the prior-year average foreign exchange rates. Beginning in 2025, on a prospective basis, we are also applying the constant currency calculation for our subsidiaries operating in highly inflationary economies.

Core: Core results are non-GAAP financial measures which exclude certain items from our financial results. For further information regarding these excluded items, refer to “Items Affecting Comparability” in “Item 7 – Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Forms 10-K for the fiscal years ended December 27, 2025, December 28, 2024, December 30, 2023, December 31, 2022 and December 25, 2021. For the periods presented, core results exclude the following items:

▪	Mark-to-market net impact: Mark-to-market net gains and losses on commodity derivatives in corporate unallocated expenses. These gains and losses are subsequently reflected in segment results when the segments recognize the cost of the underlying commodity in operating profit.
▪	Restructuring and impairment charges: Expenses related to the multi-year productivity plan publicly announced in 2019 (2019 Productivity Plan), which was expanded and extended through the end of 2030 to take advantage of additional opportunities within the initiatives of the plan.

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Appendix A - Reconciliation of GAAP and Non-GAAP Information

▪	Acquisition and divestiture-related charges: Acquisition and divestiture-related charges include merger and integration charges, transaction expenses, such as consulting, advisory and other professional fees, fair value adjustments to contingent consideration and acquired inventory included in the acquisition-date balance sheets, as well as costs associated with divestitures. Merger and integration charges include liabilities to support socioeconomic programs in South Africa, gains associated with contingent consideration, distribution agreement termination fees, impairment of certain acquisition-related intangible assets, employee-related costs, closing costs and other integration costs. Divestiture-related charges reflect transaction expenses, including consulting, advisory and other professional fees.
▪	Gain associated with the Juice Transaction: In the first quarter of 2022, we sold our Tropicana, Naked and other select juice brands to PAI Partners for $3.5 billion in cash and a 39% noncontrolling interest in a newly formed joint venture, Tropicana Brands Group (TBG), operating across North America and Europe (Juice Transaction). We recognized a gain associated with the Juice Transaction in our PBNA and EMEA segments.
▪	Impairment and other charges/credits: We recognized Russia-Ukraine conflict charges, brand portfolio impairment charges and other impairment charges as described below.

Russia-Ukraine conflict charges: In connection with the ongoing conflict in Ukraine, we recognized charges related to indefinite-lived intangible assets and property, plant and equipment impairment, allowance for expected credit losses, inventory write-downs and other costs in 2022. We also recognized adjustments to these charges in 2023.

Brand portfolio impairment charges: We recognized intangible asset, investment and property, plant and equipment impairments and other charges as a result of management’s decision to reposition or discontinue the sale/ distribution of certain brands and to sell an investment. We also recognized adjustments to these charges in 2023.

Other impairment charges: We recognized impairment charges taken as a result of our quantitative assessments of certain of our indefinite-lived intangible assets and related to our investment in TBG. In addition, we recorded allowance for expected credit losses related to outstanding receivables from TBG associated with the Juice Transaction.

▪	Indirect and income tax impact: We recognized additional expenses related to an indirect and income tax audit settlement in our Latin America Foods segment and an indirect tax reserve in our International Beverages Franchise segment.
▪	Product recall-related impact: We recognized property, plant and equipment and inventory write-offs, product returns, customer and consumer-related costs, employee severance costs and other costs in our PepsiCo Foods North America (PFNA) segment associated with a previously announced voluntary recall of certain bars and cereals.
▪	Pension and retiree medical-related impact: Pension and retiree medical-related impact includes settlement charges due to lump sum distributions to retired or terminated employees and the purchases of group annuity contracts whereby a third-party insurance company assumed the obligation to pay and administer future benefit payments for certain retirees. The settlement charges were triggered when the aggregate of the cumulative lump sum distributions and the annuity contract premium exceeded the total annual service and interest costs. Pension and retiree medical-related impact also includes curtailment losses due to restructuring actions as part of our 2019 Productivity Plan, as well as curtailment gains. We also recorded pre-tax income in our PBNA segment associated with pension-related liabilities from previous acquisitions.
▪	Charge related to cash tender offers: As a result of the cash tender offers for some of our long-term debt, we recorded a charge primarily representing the tender price paid over the carrying value of the tendered notes and loss on treasury rate locks used to mitigate the interest rate risk on the cash tender offers.
▪	Tax benefit related to the IRS audit: We recognized a non-cash tax benefit resulting from our agreement with the Internal Revenue Service (IRS) to settle one of the issues assessed in the 2014 through 2016 tax audit. The agreement covers tax years 2014 through 2019.
▪	Tax expense related to the TCJ Act: During the fourth quarter of 2017, the Tax Cuts and Jobs Act (TCJ Act) was enacted in the United States. In periods subsequent to the enactment of the TCJ Act, we recognized adjustments to the mandatory transition tax liability associated therewith.

Organic revenue performance: A measure that adjusts for the impacts of foreign exchange translation (on a constant currency basis, as defined above), acquisitions and divestitures, and every five or six years, the impact of an additional week of results (53rd reporting week), including in our 2022 financial results. Beginning in 2025, on a prospective basis, we are also applying the constant currency calculation for our subsidiaries operating in highly inflationary economies. Adjusting for acquisitions and divestitures reflects mergers and acquisitions activity, including the impact in 2021 of an extra month of net revenue for our acquisitions of Pioneer Food Group Ltd. in our EMEA segment and Hangzhou Haomusi Food Co., Ltd in our Asia Pacific Foods segment as we aligned the reporting calendars of these acquisitions with those of our segments,

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Appendix A - Reconciliation of GAAP and Non-GAAP Information

as well as divestitures and other structural changes, including changes in ownership or control in consolidated subsidiaries and nonconsolidated equity investees. We believe organic revenue performance provides useful information in evaluating the results of our business because it adjusts for items that we believe are not indicative of ongoing performance or that we believe impact comparability with the prior year.

Free cash flow and free cash flow excluding certain items: Net cash from operating activities less capital spending, plus sales of property, plant and equipment. Since net capital spending (capital spending less cash proceeds from sales of property, plant and equipment) is essential to our product innovation initiatives and maintaining our operational capabilities, we believe that it is a recurring and necessary use of cash. As such, we believe investors should also consider net capital spending when evaluating our cash from operating activities. Free cash flow is used by us primarily for acquisitions and financing activities, including debt repayments, dividends and share repurchases. Free cash flow is not a measure of cash available for discretionary expenditures since we have certain non-discretionary obligations such as debt service that are not deducted from the measure. Free cash flow excluding certain items (i.e., items that may be significant or that could affect an understanding of our ongoing financial and business performance or trends — see Net Cash Provided by Operating Activities Reconciliation table below) is a compensation performance measure used by management. We believe investors should also consider these certain items in evaluating our free cash flow results.

For more information regarding these non-GAAP financial measures, including further information on the items adjusted for in the years ended 2025, 2024, 2023, 2022 and 2021, see pages 45-49 and 51 of PepsiCo’s Annual Report on Form 10-K for the fiscal year ended December 27, 2025, 47-52 and 54 of PepsiCo’s Annual Report on Form 10-K for the fiscal year ended December 28, 2024, 46-51 and 53 of PepsiCo’s Annual Report on Form 10-K for the fiscal year ended December 30, 2023, pages 44-49 and 52 of PepsiCo’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and pages 43-48 and 51 of PepsiCo’s Annual Report on Form 10-K for the fiscal year ended December 25, 2021, respectively.

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Appendix A - Reconciliation of GAAP and Non-GAAP Information

PepsiCo Net Revenue Performance Reconciliation

		Year Ended
	2023-2025 Three-year Growth Average(a)	12/27/2025	12/28/2024	12/30/2023
Reported net revenue performance, GAAP measure	3%	2%	—%	6%
Impact of:
Foreign exchange translation		—	1.5	2
Acquisitions and divestitures		(1)	—	—
53rd reporting week		—	—	1
Organic revenue performance, non-GAAP measure (b)	4%	2%	2%	9%

Net Income Attributable to PepsiCo Performance Reconciliation

Year Ended 12/27/2025
Net income attributable to PepsiCo performance, GAAP measure	(14)%
Impact of:
Mark-to-market net impact	—
Restructuring and impairment charges	2
Acquisition and divestiture-related charges	3.5
Impairment and other charges	10
Indirect and income tax impact	(1)
Product-recall related impact	(1.5)
Pension and retiree medical-related impact	—
Core net income attributable to PepsiCo performance, non-GAAP measure (b)	(1)
Impact of foreign exchange translation	—
Core constant currency net income attributable to PepsiCo performance, non-GAAP measure (b)	—%

Net Revenue Performance Reconciliation

	Year Ended 12/27/2025
	PFNA	PBNA	EMEA	International beverages	International convenient foods
Reported net revenue performance, GAAP measure	—%	1.5%	8%	8%	2.5%
Impact of:
Foreign exchange translation	—	—	(2.5)	(2)	1
Acquisitions and divestitures	(2)	—	—	—	—
Organic revenue performance, non-GAAP measure (b)	(2)%	1%	6%	7%	3.5%
(a)	Average percentage is based on unrounded amounts.
(b)	A financial measure that is not in accordance with GAAP. See pages A-1 - A-3 for further discussion on non-GAAP measures.

Note - Certain amounts above may not sum due to rounding.

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Appendix A - Reconciliation of GAAP and Non-GAAP Information

Diluted EPS Performance Reconciliation

		Year Ended
	2023 - 2025 Three-year Performance Average(a)	12/27/2025	12/28/2024	12/30/2023	12/31/2022	12/25/2021
Reported diluted EPS performance, GAAP measure	(2)%	(14)%	6%	2%	17%	7%
Impact of:
Mark-to-market net impact		—	—	—	0.5	1
Restructuring and impairment charges		2	1	—	2	—
Acquisition and divestiture-related charges		3.5	—	(0.5)	1	(3)
Gain associated with the Juice Transaction		—	—	30	(44)	—
Impairment and other charges		10	(2)	(21)	45	—
Indirect and income tax impact		(1)	1	—	—	—
Product recall-related impact		(1.5)	—	1	—	—
Pension and retiree medical-related impact		—	1	(2)	3.5	(2)
Charge related to cash tender offers		—	—	—	(10)	8
Tax benefit related to the IRS audit		—	—	3	(5)	—
Tax expense related to the TCJ Act		—	—	(1)	(2)	2
Core diluted EPS performance, non-GAAP measure (b)		—	7	12	9	13
Impact of foreign exchange translation		—	2	2	2	(1.5)
Core constant currency diluted EPS performance, non-GAAP measure (b)	8%	—%	9%	14%	11%	12%

Net Cash Provided by Operating Activities Reconciliation

Year Ended 12/27/2025
Net cash provided by operating activities, GAAP measure	$12,087
Capital spending	(4,415)
Sales of property, plant and equipment	528
Free cash flow, non-GAAP measure (b)	8,200
Discretionary pension and retiree medical contributions	261
Payments related to product recall-related impact	6
Payments related to indirect and income tax impact	98
Payments related to restructuring charges	808
Payments related to acquisition and divestiture-related charges	228
Receipts related to impairment and other charges	(16)
Net cash tax benefit related to certain items, above	(309)
Tax payments related to the TCJ Act	772
Change in futures variation margin	(8)
Free cash flow excluding certain items, non-GAAP measure (b)	$10,040
(a)	Average percentage is based on unrounded amounts.
(b)	A financial measure that is not in accordance with GAAP. See pages A-1 - A-3 for further discussion on non-GAAP measures.

Note - Certain amounts above may not sum due to rounding.

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Appendix A - Reconciliation of GAAP and Non-GAAP Information

EMEA Operating Profit Performance Reconciliation

Year Ended 12/27/2025
Reported operating profit performance, GAAP measure	7%
Impact of:
Restructuring and impairment charges	3
Impairment and other charges/credits	5
Core operating profit performance, non-GAAP measure (a)	15
Impact of foreign exchange translation	(5)
Core constant currency operating profit performance, non-GAAP measure (a)	10%

International Net Revenue Performance Reconciliation

		Impact of
	Reported net revenue performance, GAAP measure	Foreign exchange translation	Acquisitions and divestitures	Organic revenue performance, non- GAAP measure (a)
Quarter ended 12/27/2025	10%	(5)	—	4%
Quarter ended 9/6/2025	5%	(1)	—	4%
Quarter ended 6/14/2025	2%	3.5	—	6%
Quarter ended 3/22/2025	(4.5)%	9	—	5%
Quarter ended 12/28/2024	1%	5	—	6%
Quarter ended 9/7/2024	—%	4	—	4%
Quarter ended 6/15/2024	3%	2.5	—	5.5%
Quarter ended 3/23/2024	7%	1.5	—	9%
Quarter ended 12/30/2023	4%	4	0.5	8%
Quarter ended 9/9/2023	6%	5	1	12%
Quarter ended 6/17/2023	9%	5	1	15%
Quarter ended 3/25/2023	7%	7	1.5	15%
Quarter ended 12/31/2022	6%	7	3	16%
Quarter ended 9/3/2022	6%	7	2.5	16%
Quarter ended 6/11/2022	4%	6	5	15%
Quarter ended 3/19/2022	9%	4	1	15%
Quarter ended 12/25/2021	12%	—	(1)	11%
Quarter ended 9/4/2021	20%	(4)	(1.5)	14%
Quarter ended 6/12/2021	31%	(7)	(10)	15%
(a)	A financial measure that is not in accordance with GAAP. See pages A-1 - A-3 for further discussion on non-GAAP measures.

Note - Certain amounts above may not sum due to rounding.

A-6 |     PEPSICO 2026 Proxy Statement

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700 ANDERSON HILL ROAD PURCHASE, NY 10577

YOUR VOTE IS IMPORTANT
VOTE BY INTERNET/TELEPHONE 24 HOURS A DAY, 7 DAYS A WEEK

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Daylight Time on May 5, 2026 (other than PepsiCo Savings Plan participants). Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/PEP2026

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Daylight Time on May 5, 2026 (other than PepsiCo Savings Plan participants). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to PepsiCo, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

PEPSICO SAVINGS PLAN

All votes by participants in the PepsiCo Savings Plan submitted over the Internet, by phone or mail must be received by 11:59 p.m. Eastern Daylight Time on May 3, 2026.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V85858-P45422-Z91978	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

PEPSICO, INC.

Company Proposals
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED IN ITEM NO. 1.
Vote on Directors

1.	Election of Directors.		For	Against	Abstain
Nominees:

	1a.	Jennifer Bailey	☐	☐	☐

	1b.	Cesar Conde	☐	☐	☐

	1c.	Ian Cook	☐	☐	☐

	1d.	Edith W. Cooper	☐	☐	☐

	1e.	Susan M. Diamond	☐	☐	☐

	1f.	Dina Dublon	☐	☐	☐

	1g.	Michelle Gass	☐	☐	☐

	1h.	David W. Gibbs	☐	☐	☐

	1i.	Ramon L. Laguarta	☐	☐	☐

	1j.	Dave J. Lewis	☐	☐	☐

IF VOTING BY MAIL, YOU MUST SIGN, DATE AND RETURN THIS CARD IN ORDER FOR THE SHARES TO BE VOTED.

		For	Against	Abstain

1k.	Robert C. Pohlad	☐	☐	☐

1l.	Daniel Vasella	☐	☐	☐

1m.	Alberto Weisser	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS NO. 2 AND 3.		For	Against	Abstain

2.	Ratification of appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2025.	☐	☐	☐

3.	Advisory approval of the Company’s executive compensation.	☐	☐	☐

Shareholder Proposals
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” ITEMS NO. 4, 5 AND 6.		For	Against	Abstain

4.	Shareholder Proposal - Independent Board Chair.	☐	☐	☐

5.	Shareholder Proposal - Report on Human Rights Oversight.	☐	☐	☐

6.	Shareholder Proposal - Report Evaluating the Treatment of Animals within Supply Chain.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, corporate officer, trustee, guardian or custodian, please give full title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on May 6, 2026:

The Notice and Proxy Statement and Annual Report are available at www.pepsico.com/proxy26.

V85859-P45422-Z91978

PEPSICO, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PEPSICO, INC.
FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 6, 2026.

The undersigned hereby appoint(s) Ramon L. Laguarta, David Flavell and Cynthia Nastanski, and each of them, proxies for the undersigned, with full power of substitution, to vote all shares of Common Stock of PepsiCo, Inc., which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of PepsiCo, Inc. held virtually at www.virtualshareholdermeeting.com/PEP2026 on Wednesday, May 6, 2026 at 9:00 a.m., Eastern Daylight Time, or at any adjournment or postponement thereof, upon the matters set forth on the reverse side and described in the accompanying Proxy Statement and any other matter that may properly come before the meeting.

Please mark this proxy as indicated on the reverse side to vote on any item. Shares represented by this proxy will be voted in accordance with your specifications, and, in the discretion of the proxies, upon any other matter that may properly come before the meeting or any adjournment or postponement thereof. For holders of Common Stock of PepsiCo, if you do not provide specific instructions, shares represented by this proxy will be voted in accordance with the Board of Directors’ recommendations. For participants in the PepsiCo Savings Plan, if you do not provide voting instructions, the trustee will vote the shares that are deemed to be in the account in the PepsiCo Savings Plan in the same proportion as the PepsiCo Savings Plan shares of other participants for which the trustee has received proper voting instructions. The votes by PepsiCo Savings Plan participants must be received no later than 11:59 p.m. Eastern Daylight Time on May 3, 2026.

If you submit your proxy by telephone or the Internet, there is no need for you to mail back your proxy.

Continued and to be signed on reverse side